UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-22974

Eagle Point Credit Company Inc.

(Exact name of registrant as specified in charter)

600 Steamboat Road, Suite 202

Greenwich, CT 06830

(Address of principal executive offices) (Zip code)

Thomas P. Majewski

c/o Eagle Point Credit Company Inc.

600 Steamboat Road, Suite 202

Greenwich, CT 06830

(Name and address of agent for service)

Copies to

Thomas J. Friedmann

Philip Hinkle
Dechert LLP
One International Place, 40th Floor

100 Oliver Street

Boston, MA 02110
(617) 728-7120

Registrant’s telephone number, including area code: (203) 340-8500

Date of fiscal year end: December 31

Date of reporting period: December 31, 2024

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Report to Stockholders

The Annual Report to stockholders of Eagle Point Credit Company Inc. (the “Company”) for the year ended December 31, 2024 is filed herewith.

EAGLE POINT
CREDIT COMPANY

2024 STOCKHOLDER LETTER AND ANNUAL REPORT

NYSE:ECC

Eagle Point Credit Company Inc.

Annual Report – December 31, 2024

Letter to Stockholders and Management Discussion of Company Performance

February 20, 2025

Dear Fellow Stockholders:

We are pleased to provide you with the enclosed report of Eagle Point Credit Company Inc. (“we”, “us”, “our”, or the “Company”) for the fiscal year ended December 31, 2024.

The Company is a closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and is advised by Eagle Point Credit Management LLC (the “Adviser”). The Company’s primary investment objective is to generate high current income, with a secondary objective to generate capital appreciation. We seek to achieve these objectives by investing primarily in equity and junior debt tranches of collateralized loan obligations (“CLOs”). We may also invest in other securities or instruments that are related investments or that are consistent with our investment objectives.

For the year ended December 31, 2024, the Company recorded an increase in net assets resulting from operations of $80.3 million, or $0.83 per weighted average common share.1 This represents a GAAP return on common equity of 10.1% during the year.2 The Company’s GAAP net investment income less net realized capital losses was $0.80 per weighted average common share (excluding unrealized appreciation/depreciation). During 2024, our portfolio generated recurring cash flows of $2.88 per share and we paid $1.92 per share in cash distributions to our common stockholders. The Company’s net asset value (“NAV”) per common share as of December 31, 2024 was $8.38, compared to $9.21 as of December 31, 2023.

During 2024, we:

◾	Received strong and consistent cash flows from our investment portfolio in excess of expenses and common stock distributions.

◾	Paid an aggregate monthly common distribution of $0.16 per share (consisting of our regular monthly distributions of $0.14 per common share and variable supplemental monthly distributions of $0.02 per common share) throughout 2024.[3] An investor who purchased common stock as part of our IPO at $20.00 per share and held their position through December 31, 2024 has received total cash distributions of $21.91 per share, over 100% of their initial investment through cash distributions while still retaining ownership in the Company. A certain portion of these distributions was comprised of a return of capital.[4]

◾	Completed 36 resets and 5 refinancings of CLOs in our portfolio. The resets each created new 5-year reinvestment periods for those CLOs and typically reduced those

Past performance is not indicative of, or a guarantee of, future performance.

Please see page 11 for endnotes.

CLOs’ debt costs. On average, the refinancings lowered the AAA debt spreads by 22 basis points.

◾	Actively deployed $976.2 million into new CLO equity, CLO debt and other investments.

◾	Through our investing activity and proactive reset program, increased the weighted average remaining reinvestment period, or “WARRP,” of the Company’s CLO equity portfolio to 3.4 years as of December 31, 2024 (compared to 2.4 years as of December 31, 2023) despite the passage of one year. As of December 31, 2024, the market average remaining reinvestment period was 2.2 years. We believe having as long of a WARRP as possible provides both protection from loan price volatility and the ability to capitalize on discounted prices to build par during periods of market distress. In stronger markets like today’s, the opportunity to lengthen our WARRP is particularly attractive.

◾	Strengthened our balance sheet via our at-the-market (“ATM”) program, deploying much of the capital into attractive CLO equity investments in the secondary market, many of which had effective yields of over 20%.

We believe our portfolio continues to have the potential for meaningful upside. In our view, CLOs are not particularly sensitive to interest rate movements, as underlying broadly syndicated loans (“BSLs”) and CLO liabilities are both principally floating rate. The weighted average expected yield5 of our CLO equity portfolio (excluding called CLOs), based on current market values, was 19.31% as of December 31, 2024, which we believe represents an attractive opportunity.

CLO equity continued to perform well in 2024 and our portfolio continued to perform as designed – generating strong and consistent cash flows. Recurring cash flows from our investment portfolio, which excludes cash received from called CLOs, totaled $278 million, or $2.88 per weighted average common share, compared to cash flows of $208 million, or $3.22 per weighted average common share, received in 2023. With our portfolio’s well-above average WARRP, we believe our portfolio of CLO equity remains well positioned to capitalize on opportunities presented during periods of future market volatility.

We continue to prudently and actively manage the Company’s capital structure and raised capital to take advantage of available investment opportunities. During 2024, the Company raised $319 million of common equity through our ATM program. The equity issuances were beneficial to the Company as common shares were issued at a premium to NAV, resulting in $0.29 per common share of NAV accretion, with net proceeds utilized, among other things, to expand our investment portfolio.

Past performance is not indicative of, or a guarantee of, future performance.

Please see page 11 for endnotes.

In January 2024, we raised $47.0 million in net proceeds for investment through the issuance of 8.00% Series F Term Preferred Stock due 2029 (the “Series F Term Preferred Stock”). In May 2024, we launched our continuous offering of 7.00% Series AA Convertible and Perpetual Preferred Stock and 7.00% Series AB Convertible and Perpetual Preferred Stock (together, the “Series AA and Series AB Convertible Perpetual Preferred Stock”), generating an additional $38.7 million in net proceeds through December 31, 2024. We believe the convertible perpetual offering will be significantly accretive to the Company’s earnings over time. Finally, in December 2024, we issued $115 million in 7.75% Notes due 2030 (the “ECCU Notes”), our largest-ever notes offering, and with full exercise of the underwriters’ overallotment option, generating net proceeds of $111 million.

We continue to have no financing maturities prior to April 2028. All of our debt and preferred stock is fixed rate and we have no secured or “repo”-style financing. The weighted average maturity of our outstanding financing stood at 5.7 years as of year-end 20246, compared to 6.2 years as of year-end 2023, and the weighted average cost of our financing was 6.86% as of December 31, 2024. We believe this financing, which was put in place prudently over the past seven years, is attractive and couldn’t be recreated in today’s interest rate environment.

As of January 31, 2025, management’s unaudited estimate of the range of the Company’s NAV per common share was between $8.28 and $8.38. The midpoint of this range represents a decrease of 0.6% compared to the NAV per common share as of December 31, 2024. As of January 31, 2025, we have over $29 million in cash available for investment.

Company Overview

Common Stock

The Company’s common stock trades on the New York Stock Exchange (“NYSE”) under the symbol “ECC.” As of December 31, 2024, the NAV per share of the Company’s common stock was $8.38. The trading price of our common stock may, and often does, differ from NAV per share. The closing price per share of our common stock was $8.88 on December 31, 2024, representing a 6.0% premium to NAV per share as of year-end.7 For the year ended December 31, 2024, the Company’s total return to common stockholders, on a market price basis and assuming reinvestment of distributions, was approximately 14.7%.8

From our initial public offering (“IPO”) on October 7, 2014 through January 31, 2025, our common stock has traded on average at a 10.9% premium to NAV. As of January 31, 2025, the closing price per share of common stock was $8.78, a premium of 5.4% compared to the midpoint of management’s unaudited and estimated NAV range of $8.28 to $8.38 as of January 31, 2025.

Past performance is not indicative of, or a guarantee of, future performance.

Please see page 11 for endnotes.

In connection with our ATM program, the Company sold 32.6 million shares of our common stock during the year ended December 31, 2024 at premiums to NAV for total net proceeds to the Company of approximately $319 million. The common stock issuance resulted in $0.29 per common share of NAV accretion.

During 2024, the Company paid to common stockholders aggregate distributions totaling $1.92 per share of common stock. Please note the actual frequency, components and amount of such distributions are subject to variation over time.

We also want to highlight the Company’s dividend reinvestment plan for common stockholders. This plan allows common stockholders to have their distributions automatically reinvested into new shares of common stock. If 95% of the prevailing market price of our common stock exceeds our NAV per share, such reinvestment is at a discount of 5% to the prevailing market price. If 95% of the prevailing market price of our common stock is less than our NAV per share, such reinvestment is at the lesser of our NAV per share and the prevailing market price, subject to the terms of the dividend reinvestment plan. We encourage all common stockholders to carefully review the terms of the plan. See “Dividend Reinvestment Plan” in the enclosed report.

Other Securities

In addition to our common stock, the Company has seven other securities that trade on the NYSE, which are summarized below:

Security	NYSE Symbol	Par Amount Outstanding	Rate	Payment Frequency	Callable	Maturity
6.50% Series C Term Preferred Stock due 2031	ECCC	$54.3 million	6.50%	Monthly	Callable	June 2031
6.75% Series D Preferred Stock	ECC PRD	$105.0 million	6.75%	Monthly	November 2026	None
8.00% Series F Term Preferred Stock due 2029	ECCF	$62.2 million	8.00%	Monthly	January 2026	January 2029
6.6875% Notes due 2028	ECCX	$32.4 million	6.6875%	Quarterly	Callable	April 2028
6.75% Notes due 2031	ECCW	$44.9 million	6.75%	Quarterly	Callable	March 2031
5.375% Notes due 2029	ECCV	$93.3 million	5.375%	Quarterly	Callable	January 2029
7.75% Notes due 2030	ECCU	$115.0 million	7.75%	Quarterly	June 2027	June 2030

Past performance is not indicative of, or a guarantee of, future performance.

Please see page 11 for endnotes.

In May, we launched our continuous offering of Series AA and Series AB Convertible Perpetual Preferred Stock, which are unlisted and do not trade on the NYSE. We have raised $39 million in net proceeds from this offering through December 2024. We believe our offering of Series AA and Series AB Convertible Perpetual Preferred Stock will be significantly accretive to the Company’s earnings over time.

Pursuant to our at-the-market offering program, the Company sold 3.0 million shares of its 6.75% Series D Preferred Stock (the “Series D Preferred Stock”) and 0.5 million shares of its Series F Term Preferred Stock during the year ended December 31, 2024 for total net proceeds to the Company of approximately $71 million. Our Series D Preferred Stock is perpetual with no obligation for the Company to repay it.

The weighted average maturity on our outstanding notes and preferred stock as of December 31, 2024 was approximately 5.7 years, and the weighted average cost of capital was 6.86%. In addition, all of our financing is fixed rate, with the earliest maturity not until April 2028, providing us with added certainty.

As of December 31, 2024, we had debt and preferred securities outstanding which totaled approximately 38% of our total assets (less current liabilities). Over the long term, management expects the Company to operate under normal market conditions generally with leverage within a range of 27.5% to 37.5% of total assets, although the actual amount of leverage will vary over time. As market conditions evolve, or should significant opportunities present themselves, the Company may incur leverage outside of this range, subject to applicable regulatory and contractual limits.

Portfolio Overview

2024 Portfolio Update

Our portfolio continued to generate consistently strong cash flows in 2024. During the year, the Company received recurring cash distributions from our portfolio, excluding called CLOs, of $278 million, or $2.88 per weighted average common share, compared to cash flows of $208 million, or $3.22 per weighted average common share, received in 2023.

Further, the Company deployed $676 million in net capital in 2024 into new CLO equity, CLO debt and other investments. Of this amount, $631 million represented primary and secondary CLO equity at a weighted average expected yield of 18.59%.

Included within this annual report, you will find detailed portfolio information, including certain look-through information related to the underlying collateral characteristics of CLO equity investments that we held as of December 31, 2024.

Past performance is not indicative of, or a guarantee of, future performance.

Please see page 11 for endnotes.

Market Overview9

Loan Market

The S&P UBS Leveraged Loan Index10 recorded a total return of 9.05% in 2024, the third-best performance over the past ten years.

Average BSL prices finished 2024 at 96.37. This is an increase from 95.32 at the beginning of the year.

The trailing 12-month average default rate finished the year at 0.91%, comparing favorably to 1.53% at year-end 2023 and remained comfortably below the long-term average of 2.61%.11 The Company’s underlying loan portfolios have default exposure of only 0.34%.

Business development companies (“BDCs”) and private credit funds continued to step in and fill the void left by banks. Since 2020, we saw approximately $140 billion of syndicated loan borrowers refinanced by the private credit market. We maintain that this trend will continue for the long term and will improve the overall risk profile of BSL CLOs as the private credit market refinances some of the syndicated market’s higher risk loans.

Importantly, with $390 billion of BSLs repaying at par in 2024, the 12-month trailing loan repayment rate increased to 27.9% as of year-end, well above the 17.6% rate as of the end of 2023. Strong demand from CLOs and retail investors helped drive a loan repricing wave that compressed spreads, bringing the 2024 repricing total to a record $760 billion. With 4% of the loan market set to mature prior to 2027, the “maturity wall” continues to be pushed out, and we do not view loan maturities as a meaningful risk. Only 3.7% of the loan portfolios underlying our CLO equity positions mature prior to 2027.

There was over $1.3 trillion of total issuance in 2024, but importantly, only $170 billion of net new issuance.

CLO Market

The CLO market recorded a record $202 billion of new gross CLO issuance in 2024, but due to repayments at par of many CLO securities, net issuance remained a relatively modest $70 billion. The first half and the second half of the year saw two different trends: in the first, the market observed net negative new issuance for the first time since 2008-2009; in the second half, strong CLO debt demand tightened spreads and made new issue equity appear cheap in comparison to secondary equity, a dynamic which drove the creation of new CLOs and positive net issuance.

Past performance is not indicative of, or a guarantee of, future performance.

Please see page 11 for endnotes.

CLO refinancing and reset volumes were robust in 2024. For the year, there were $84 billion of refinancings – the second-highest year on record – and $223 billion of resets, representing a combined 1,148% increase from 2023.

Looking ahead, we anticipate that 2025 net issuance volumes will be in line with those of 2024. We expect resets will continue to be prevalent as CLO debt spreads tighten. The outlook is driven by strong investor demand for floating-rate products and an expected increase in leveraged loan activity tied to lower interest rates and a healthier M&A environment.

The underlying fundamentals of CLO portfolios remain strong. The median market wide CCC-rated loan exposure for US CLOs was 5.9%, with average overcollateralization cushions of 3.5% through December 2024. These both compare favorably to 7.4% and 3.3%, respectively, at the end of 2023. For reference, based on fair market value, over 99% of the Company’s portfolio of CLO equity with a payment date in the fourth quarter received a distribution.

We remain excited about the investment opportunities within the CLO market and believe there is significant value within the equity and junior debt portions of the capital structure. Our portfolio is well positioned to benefit from additional upside through 2025 with market trends like strong investor demand for floating rate products and anticipated increases in leveraged loan activity. While there remains potential for the portfolio to still be impacted by loan spread compression, we are seeking to offset that by continuing our program of resets and refinancings.

Additional Information

In addition to the Company’s regulatory requirement to file certain quarterly and annual portfolio information as described further in the enclosed report, the Company makes a monthly estimate of NAV and certain additional financial information available to investors via our website (www.eaglepointcreditcompany.com). This information includes (1) an estimated range of the Company’s net investment income and realized capital gains or losses per share of common stock for each calendar quarter end, generally made available within the first fifteen days after the applicable calendar month end, (2) an estimated range of the Company’s NAV per share of common stock for the prior month end and certain additional portfolio-level information, generally made available within the first fifteen days after the applicable calendar month end, and (3) during the latter part of each month, an updated estimate of NAV, if applicable, and, with respect to each calendar quarter end, an updated estimate of the Company’s net investment income and realized capital gains or losses per share for the applicable quarter.

Past performance is not indicative of, or a guarantee of, future performance.

Please see page 11 for endnotes.

About Our Adviser

Eagle Point Credit Management LLC is a specialist asset manager focused on investing in CLO securities and other income-oriented credit investments. As of December 31, 2024, our Adviser and its affiliates had over $12 billion of assets under management (inclusive of committed but undrawn capital).12

Subsequent Developments

Management’s unaudited estimate of the range of the Company’s NAV per share of common stock was between $8.28 and $8.38 as of January 31, 2025.

On January 31, 2025, the Company paid a monthly distribution of $0.14 per share on its common stock, a monthly distribution of $0.135417 on its Series C Term Preferred Stock, a monthly distribution of $0.140625 on its Series D Preferred Stock, a monthly distribution of $0.166667 on its Series F Term Preferred Stock and a monthly distribution of $0.145834 per share on its Series AA and Series AB Convertible Perpetual Preferred Stock to holders of record as of January 13, 2025.

As previously announced, the Company has declared the following monthly distributions on its common stock, Series C Term Preferred Stock, Series D Preferred Stock, Series F Term Preferred Stock and Series AA and Series AB Convertible Perpetual Preferred Stock:

Security	Amount per Share	Record Dates	Payable Dates
Common Stock Regular	$0.14	February 10, 2025 March 11, 2025 April 10, 2025 May 12, 2025 June 10, 2025	February 28, 2025 March 31, 2025 April 30, 2025 May 30, 2025 June 30, 2025
Series C Term Preferred Stock	$0.135417
Series D Preferred Stock	$0.140625
Series F Term Preferred Stock	$0.166667
Series AA Convertible Perpetual Preferred Stock	$0.145834
Series AB Convertible Perpetual Preferred Stock	$0.145834

Past performance is not indicative of, or a guarantee of, future performance.

Please see page 11 for endnotes.

In the period from January 1, 2025 through January 31, 2025, the Company received recurring cash distributions on its investment portfolio (exclusive of cash flows from called investments) of $71.5 million. During that same period, the Company deployed $59.2 million in net capital into CLO equity, CLO debt, loan accumulation facilities and other investments. As of January 31, 2025, the Company had approximately $29.8 million of cash available for investment.

* * * * *

Management remains keenly focused on continuing to create value for our stockholders. We appreciate the trust and confidence our fellow stockholders have placed in the Company.

Thomas Majewski

Chief Executive Officer

This letter is intended to assist stockholders in understanding the Company’s performance during the twelve months ended December 31, 2024. The views and opinions in this letter were current as of January 31, 2025. Statements other than those of historical facts included herein may constitute forward-looking statements and are not guarantees of future performance or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors. The Company undertakes no duty to update any forward-looking statement made herein. Information contained on our website is not incorporated by reference into this stockholder letter and you should not consider information contained on our website to be part of this stockholder letter or any other report we file with the Securities and Exchange Commission.

Past performance is not indicative of, or a guarantee of, future performance.

Please see page 11 for endnotes.

Notes

[1]	“Weighted average common share” is calculated based on the average daily number of shares of common stock outstanding during the period and “per common share” refers to per share of the Company’s common stock.
[2]	GAAP return on our common equity reflects the Company’s cumulative monthly performance net of applicable expenses and fees measured against beginning capital adjusted for any common equity issued during the period.
[3]	The declared supplemental distributions during 2024 relate to the excess of the Company’s estimated taxable income for the tax year ended November 30, 2023 over the aggregate amount distributed to common stockholders for the same time period. In the event any future supplemental distributions are declared, amounts may vary.
[4]	To date, a portion of common stock distributions has been estimated to be a return of capital as noted under the Tax Information section on the Company’s website. The actual components of the Company's distributions for U.S. tax reporting purposes can only be finally determined as of the end of each fiscal year of the Company and are thereafter reported on Form 1099-DIV. A distribution comprised in whole or in part by a return of capital does not necessarily reflect the Company’s investment performance and should not be confused with “yield” or “income.” Future distributions may consist of a return of capital. Not a guarantee of future distributions or yield.
[5]	Weighted average expected yield is based on an investment’s fair market value and expected future cash flows as of the applicable period end as disclosed in the Company’s financial statements, which is subject to change from period to period.
[6]	For purposes of the weighted average maturity calculation, a 10-year maturity is assumed for the Series D Preferred Stock and the Series AA and Series AB Convertible Perpetual Preferred Stock.
[7]	An investment company trades at a premium when the market price at which its common shares trade is more than its net asset value per common share. Alternatively, an investment company trades at a discount when the market price at which its common shares trade is less than its net asset value per common share.
[8]	Total return based on market value is calculated assuming shares of the Company’s common stock were purchased at the market price as of the beginning of the period, and distributions paid to common stockholders during the period were reinvested at prices obtained by the Company’s dividend reinvestment plan, and the total number of shares were sold at the closing market price per share on the last day of the period. Total return does not reflect any sales load.
[9]	JPMorgan Chase & Co.; S&P Capital IQ; Pitchbook LCD; UBS; Bank of America.
[10]	The S&P UBS Leveraged Loan Index tracks the investable universe of the US dollar-denominated leveraged loan market. The performance of an index is not an exact representation of any particular investment, as you cannot invest directly in an index.
[11]	Default rate represents the rate of obligors who fail to remain current on their loans based on the par amount.
[12]	Represents gross assets under management, inclusive of committed but undrawn capital, managed by Eagle Point Credit Management LLC and certain of its affiliates.

Past performance is not indicative of, or a guarantee of, future performance.

Page Intentionally Left Blank

Important Information about this Report and Eagle Point Credit Company Inc.

This report is transmitted to the stockholders of Eagle Point Credit Company Inc. (“we”, “us”, “our” or the “Company”) and is furnished pursuant to certain regulatory requirements. This report and the information and views herein do not constitute investment advice, or a recommendation or an offer to enter into any transaction with the Company or any of its affiliates. This report is provided for informational purposes only, does not constitute an offer to sell securities of the Company and is not a prospectus. From time to time, the Company may have a registration statement relating to one or more of its securities on file with the US Securities and Exchange Commission (“SEC”). Any registration statement that has not yet been declared effective by the SEC, and any prospectus relating thereto, is not complete and may be changed. Any securities that are the subject of such a registration statement may not be sold until the registration statement filed with the SEC is effective.

The information and its contents are the property of Eagle Point Credit Management LLC (the “Adviser”) and/or the Company. Any unauthorized dissemination, copying or use of this presentation is strictly prohibited and may be in violation of law. This presentation is being provided for informational purposes only.

Investors should read the Company’s prospectus and SEC filings (which are publicly available on the EDGAR Database on the SEC website at http://www.sec.gov) carefully and consider their investment goals, time horizons and risk tolerance before investing in the Company. Investors should consider the Company’s investment objectives, risks, charges and expenses carefully before investing in securities of the Company. There is no guarantee that any of the goals, targets or objectives described in this report will be achieved.

An investment in the Company is not appropriate for all investors. The investment program of the Company is speculative, entails substantial risk and includes investment techniques not employed by traditional mutual funds. An investment in the Company is not intended to be a complete investment program. Shares of closed-end investment companies, such as the Company, frequently trade at a discount from their net asset value (“NAV”), which may increase investors’ risk of loss. Past performance is not indicative of, or a guarantee of, future performance. The performance and certain other portfolio information quoted herein represents information as of December 31, 2024. Nothing herein should be relied upon as a representation as to the future performance or portfolio holdings of the Company. Investment return and principal value of an investment will fluctuate, and shares, when sold, may be worth more or less than their original cost. The Company’s performance is subject to change since the end of the period noted in this report and may be lower or higher than the performance data shown herein.

Neither the Adviser nor the Company provide legal, accounting or tax advice. Any statement regarding such matters is explanatory and may not be relied upon as definitive advice. Investors should consult with their legal, accounting and tax advisors regarding any potential investment. The information presented herein is as of the dates noted herein and is derived from financial and other information of the Company, and, in certain cases, from third party sources and reports (including reports of third-party custodians, CLO managers and trustees) that have not been independently verified by the Company. As noted herein, certain of this information is estimated and unaudited, and therefore subject to change. We do not represent that such information is accurate or complete, and it should not be relied upon as such.

Eagle Point Credit Company Inc.

The following information in this annual report is a summary of certain changes during the fiscal year ended December 31, 2024. This information may not reflect all of the changes that have occurred since you purchased shares of our common stock.

During the applicable period, there have been: (i) no material changes to the Company’s investment objectives and policies that have not been approved by shareholders, (ii) no material changes to the Company’s principal risks, (iii) no changes to the persons primarily responsible for day-to-day management of the Company, and (iv) no changes to the Company’s charter or bylaws that would delay or prevent a change of control of the Company.

Investment Objectives and Strategies

We are an externally managed, non-diversified closed-end management investment company that has registered as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). We have elected to be treated, and intend to qualify annually, as a regulated investment company, or “RIC,” under Subchapter M of the Internal Revenue Code of 1986, as amended, or the “Code,” commencing with our tax year ended November 30, 2014.

Our primary investment objective is to generate high current income, with a secondary objective to generate capital appreciation. We seek to achieve our investment objectives by investing primarily in equity and junior debt tranches of CLOs, that are collateralized by a portfolio consisting primarily of below investment grade U.S. senior secured loans with a large number of distinct underlying borrowers across various industry sectors. We may also invest in other related securities and instruments or other securities and instruments that the Adviser believes are consistent with our investment objectives, including senior debt tranches of CLOs, loan accumulation facilities (“LAFs”), securities issued by other securitization vehicles, such as credit linked notes and collateralized bond obligations (“CBOs”), and synthetic investments such as significant risk transfer securities and credit risk transfer securities issued by banks or other financial institutions. We may also acquire securities issued by other investments companies, including closed-end funds, business development companies, mutual funds, and exchange-traded funds, and may otherwise invest indirectly in securities consistent with our investment objectives. The amount that we will invest in other securities and instruments, which may include investments in debt and other securities issued by CLOs collateralized by non-U.S. loans, securities of other collective investment vehicles, will vary from time to time and, as such, may constitute a material part of our portfolio on any given date, all as based on the Adviser’s assessment of prevailing market conditions.

The CLO securities in which we primarily seek to invest are unrated or rated below investment grade and are considered speculative with respect to timely payment of interest and repayment of principal. Unrated and below investment grade securities are also sometimes referred to as “junk” securities. In addition, the CLO equity and junior debt securities in which we invest are highly leveraged (with CLO equity securities typically being leveraged ten times), which magnifies our risk of loss on such investments. LAFs are short- to medium-term facilities often provided by the bank that will serve as the placement agent or arranger on a CLO transaction. LAFs typically incur leverage between four and six times prior to a CLO’s pricing.

These investment objectives and strategies are not fundamental policies of ours and may be changed by our board of directors without prior approval of our stockholders.

“Names Rule” Policy

In accordance with the requirements of the 1940 Act, we have adopted a policy to invest at least 80% of our assets in the particular type of investments suggested by our name. Accordingly, under normal circumstances, we invest at least 80% of the aggregate of our net assets and borrowings for investment purposes in credit and credit-related instruments. For purposes of this policy, we consider credit and credit-related instruments to include, without limitation: (i) equity and debt tranches of CLOs, LAFs and securities issued by other securitization vehicles, such as credit-linked notes and CBOs, and synthetic investments, such as significant risk transfer securities and credit risk transfer securities issued by banks or other financial institutions; (ii) secured and unsecured floating rate and fixed rate loans; (iii) investments in corporate debt obligations, including bonds, notes, debentures, commercial paper and other obligations of corporations to pay interest and repay principal; (iv) debt issued by governments, their agencies, instrumentalities, and central banks; (v) commercial paper and short-term notes; (vi) preferred stock; (vii) convertible debt securities; (viii) certificates of deposit, bankers’ acceptances and time deposits; and (ix) other credit-related instruments. Our investments in derivatives, other investment companies, and other instruments designed to obtain indirect exposure to credit and credit-related instruments are counted towards our 80% investment policy to the extent such instruments have similar economic characteristics to the investments included within that policy.

Our 80% policy with respect to investments in credit and credit-related instruments is not fundamental and may be changed by our board of directors without stockholder approval. Stockholders will be provided with sixty (60) days’ notice in the manner prescribed by the SEC before making any change to this policy. Our investments in derivatives, other investment companies, and other instruments designed to obtain indirect exposure to credit and credit-related instruments are counted towards our 80% investment policy to the extent such instruments have similar economic characteristics to the investments included within that policy.

Investment Restrictions

Our investment objectives and our investment policies and strategies, except for the eight investment restrictions designated as fundamental policies under this caption, are not fundamental and may be changed by the board of directors without stockholder approval.

The following eight investment restrictions are designated as fundamental policies and, as such, cannot be changed without the approval of the holders of a majority of our outstanding voting securities:

1.	We may not borrow money, except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction;
2.	We may not engage in the business of underwriting securities issued by others, except to the extent that we may be deemed to be an underwriter in connection with the disposition of portfolio securities;
3.	We may not purchase or sell physical commodities or contracts for the purchase or sale of physical commodities. Physical commodities do not include futures contracts with respect to securities, securities indices, currency or other financial instruments;
4.	We may not purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that we reserve freedom of action to hold and to sell real estate acquired as a result of our ownership of securities;
5.	We may not make loans, except to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction. For purposes of this investment restriction, the purchase of debt obligations (including acquisitions of loans, loan participations or other forms of debt instruments) shall not constitute loans by us;
6.	We may not issue senior securities, except to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, the SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction;
7.	We may not invest in any security if as a result of such investment, 25% or more of the value of our total assets, taken at market value at the time of each investment, are in the securities of issuers in any particular industry except (a) securities issued or guaranteed by the U.S. government and its agencies and instrumentalities or tax-exempt securities of state and municipal governments or their political subdivisions (however, not including private purpose industrial development bonds issued on behalf of non-government issuers), or (b) as otherwise provided by the 1940 Act, as amended from time to time, and as modified or supplemented from time to time by (i) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, and (ii) any exemption or other relief applicable to us from the provisions of the 1940 Act, as amended from time to time. For purposes of this restriction, in the case of investments in loan participations between us and a bank or other lending institution participating out the loan, we will treat both the lending bank or other lending institution and the borrower as “issuers.” For purposes of this restriction, an investment in a CLO, collateralized bond obligation, collateralized debt obligation or a swap or other derivative will be considered to be an investment in the industry (if any) of the underlying or reference security, instrument or asset; and
8.	We may not engage in short sales, purchases on margin, or the writing of put or call options, except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction.

The latter part of certain of our fundamental investment restrictions (i.e., the references to “except to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, the SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction) provides us with flexibility to change our limitations in connection with changes in applicable law, rules, regulations or exemptive relief. The language used in these restrictions provides the necessary flexibility to allow our board of directors to respond efficiently to these kinds of developments without the delay and expense of a stockholder meeting.

Our 80% policy with respect to investments in credit and credit-related instruments is not fundamental and may be changed by our board of directors without stockholder approval. Stockholders will be provided with sixty (60) days’ notice in the manner prescribed by the SEC before making any change to this policy. Our investments in derivatives, other investment companies, and other instruments designed to obtain indirect exposure to credit and credit-related instruments are counted towards our 80% investment policy to the extent such instruments have similar economic characteristics to the investments included within that policy.

Whenever an investment policy or investment restriction set forth in this report or in our prospectus states a maximum percentage of assets that may be invested in any security or other asset or describes a policy regarding quality standards, such percentage limitation or standard shall be determined immediately after and as a result of our acquisition of such security or asset. Accordingly, any later increase or decrease resulting from a change in values, assets or other circumstances or any subsequent rating change made by a rating agency (or as determined by the Adviser if the security is not rated by a rating agency) will not compel us to dispose of such security or other asset. Notwithstanding the foregoing, we must always be in compliance with the borrowing policies set forth above.

Use of Leverage and Leverage Risks

The use of leverage, whether directly or indirectly through investments such as CLO equity or junior debt securities that inherently involve leverage, may magnify our risk of loss. CLO equity or junior debt securities are very highly leveraged (with CLO equity securities typically being leveraged approximately ten times), and therefore the CLO securities in which we are currently invested and in which we intend to invest are subject to a higher degree of loss since the use of leverage magnifies losses.

We may utilize leverage to the extent permitted by the 1940 Act. We incurred leverage through the issuance of our preferred stock and our unsecured notes. We may incur additional leverage, directly or indirectly, through one or more special purpose vehicles, indebtedness for borrowed money, as well as leverage in the form of derivative transactions, additional shares of preferred stock, debt securities and other structures and instruments, in significant amounts and on terms that the Adviser and our board of directors deem appropriate, subject to applicable limitations under the 1940 Act. Such leverage may be used for the acquisition and financing of our investments, to pay fees and expenses and for other purposes. Such leverage may be secured and/or unsecured. The more leverage we employ, the more likely a substantial change will occur in our NAV. Accordingly, any event that adversely affects the value of an investment would be magnified to the extent leverage is utilized. The cumulative effect of the use of leverage with respect to any investments in a market that moves adversely to such investments could result in a substantial loss that would be greater than if our investments were not leveraged. The use of leverage creates additional expenses that will be borne entirely by common stockholders. The Company’s leverage strategy may not ultimately be successful.

The following table is intended to illustrate the effect of the use of direct leverage on returns from an investment in our common stock assuming various annual returns, net of expenses. The calculations in the table below are hypothetical and actual returns may be higher or lower than those appearing in the table below.

Assumed Return on Our Portfolio (Net of Expenses)	-10%	-5%	0%	5%	10%
Corresponding return to common stockholder(1)	-19.78%	-11.84%	-3.90%	4.04%	11.98%

(1)	Assumes (i) $1.55 billion in pro forma total assets as of December 31, 2024 (adjusted to reflect (1) the issuance in the Company’s “at-the-market” offering of 4.5 million shares of our common stock and 16,399 shares of our Series D Preferred Stock from January 1, 2025 through February 13, 2025, yielding net proceeds to the Company of approximately $39.1 million; and (2) the issuance of 210,082 shares of the Company’s 7.00% Series AA Convertible and Perpetual Preferred Stock, yielding net proceeds to the Company of approximately $4.8 million); (ii) $975.7 million in pro forma net assets as of December 31, 2024 (adjusted to reflect the issuances described above); and (iii) an annualized weighted average interest rate on our indebtedness and preferred equity, as of December 31, 2024 (adjusted to reflect the issuances described above), of 6.86%.

Based on our assumed leverage described above, our investment portfolio would have been required to experience an annual return of at least 2.46 % to cover annual interest and dividend payments on our outstanding indebtedness and preferred equity.

Principal Risk Factors

For a description of the principal risk factors associated with an investment in the Company, please refer to Note 3 to the Consolidated Financial Statements, “Investments – Investment Risk Factors”.

Additional Information

The Company makes certain unaudited portfolio information available each month on its website in addition to making certain other unaudited financial information available on its website (www.eaglepointcreditcompany.com). This information includes (1) an estimated range of the Company’s net investment income (NII) and realized capital gains or losses per weighted average share of common stock for each calendar quarter end, generally made available within the first fifteen days after the applicable calendar month end, (2) an estimated range of the Company’s NAV per share of common stock for the prior month end and certain additional portfolio-level information, generally made available within the first fifteen days after the applicable calendar month end, and (3) during the latter part of each month, an updated estimate of NAV, if applicable, and, with respect to each calendar quarter end, an updated estimate of the Company’s NII and realized capital gains or losses for the applicable quarter.

Information contained on our website is not incorporated by reference into this Annual Report and you should not consider information contained on our website to be part of this Annual Report or any other report we file with the SEC.

Forward-Looking Statements

This report may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements other than statements of historical facts included in this report may constitute forward-looking statements and are not guarantees of future performance or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described in the Company’s filings with the SEC. The Company undertakes no duty to update any forward-looking statement made herein. All forward-looking statements speak only as of the date of this report.

Performance Data1

The following graph shows the market price performance of a $10,000 investment in the Company’s common shares for the period from October 7, 2014 (inception) through December 31, 2024. The performance calculation assumes the purchase of Company shares at the offering price at the beginning of the period and the sale of Company shares at the market price at the end of the period. Ending values for each year are as of December 31 of the applicable year. For comparative purposes, the performance of a relevant third-party securities market index, the S&P BDC Index, is shown. Distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Company’s dividend reinvestment plan. The performance does not reflect brokerage commissions in connection with the purchase or sale of Company shares, which if included would lower the performance shown above. Returns do not reflect the deduction of taxes that a shareholder would pay on Company distributions or the sale of Company shares.

Past performance is not indicative of, or a guarantee of, future performance. Future results may vary and may be higher or lower than the data shown.

Value of $10,000 Invested

ECC
SPBDC
$23,328
$22,247
$24,000
$21,000
$18,000
$15,000
$12,000
$9,000
$6,000
$3,000
$0
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024

	Annualized Total Return				Cumulative Return
	1 Year	3 Year	5 Year	Since Inception	Since Inception
ECC	14.66%	6.42%	7.96%	8.12%	122.47%
S&P BDC Index	16.61%	10.46%	11.04%	8.62%	133.28%

Please see footnote disclosures on page 21.

Summary of Certain Unaudited Portfolio Characteristics

The information presented below is on a look–through basis to the collateralized loan obligation, or “CLO” equity held by the Company as of December 31, 2024 (except as otherwise noted) and reflects the aggregate underlying exposure of the Company based on the portfolios of those investments. The data is estimated and unaudited and is derived from CLO trustee reports received by the Company relating to December 2024 and from custody statements and/or other information received from CLO collateral managers, or other third party sources.

Summary of Portfolio Investments (as of 12/31/2024)[2]

Summary of Underlying Portfolio Characteristics (as of 12/31/2024)[3]
Number of Unique Underlying Loan Obligors	1,895
Largest Exposure to an Individual Obligor	0.54%
Average Individual Loan Obligor Exposure	0.05%
Top 10 Loan Obligors Exposure	4.77%
Currency: USD Exposure	92.19%
Aggregate Indirect Exposure to Senior Secured Loans[4]	95.86%
Weighted Average Junior OC Cushion	4.51%
Weighted Average Market Value of Loan Collateral	97.72%
Weighted Average Stated Loan Spread	3.49%
Weighted Average Loan Rating[5]	B+/B
Weighted Average Loan Maturity	4.7 years
Weighted Average Remaining CLO Reinvestment Period	3.4 years

Top 10 Underlying Obligors[3]

Obligor	% of Total
Ineos	0.5%
Transdigm	0.5%
Virgin Media	0.5%
Asurion	0.5%
McAfee	0.5%
Calpine Construction	0.5%
Tibco Software	0.5%
Belron Finance	0.4%
BMC Software	0.4%
Howden	0.4%
Total	4.8%

Rating Distribution of Underlying Obligors[3,5]

Top 10 Industries of Underlying Obligors[3,6]

Industry	% of Total
Technology: Software & Services	11.6%
Health Care Providers & Services	5.4%
Hotels, Restaurants & Leisure	5.0%
Media	4.7%
Diversified Financial Services	4.7%
Professional Services	4.4%
Commercial Services & Supplies	4.2%
Chemicals	3.5%
Diversified Telecommunications Services	3.3%
Insurance	3.3%
Total	50.1%

Maturity Distribution of Underlying Obligors[3]

Notes

[1]	The performance of an index is not an exact representation of any particular investment, as you cannot invest directly in an index. The indices shown herein have not been selected to represent a benchmark for a strategy’s performance, but are instead disclosed to allow for comparison of the Company’s returns to that of known, recognized and/or similar indices. The S&P BDC Index is intended to measure the performance of all Business Development Companies (BDCs) that are listed on the NYSE or NASDAQ and satisfy market capitalization and other eligibility requirements. Although ECC is not a BDC, BDCs generally invest in high yielding credit investments, as does ECC. In addition, similar to ECC, BDCs generally elect to be classified as a regulated investment company under the U.S. Internal Revenue Code of 1986, as amended, which generally requires an investment company to distribute its taxable income to shareholders.
[2]	The summary of portfolio investments shown is based on the estimated fair value of the underlying positions and cash net of pending settlements as of December 31, 2024. Cash excludes restricted cash.
[3]	The information presented herein is on a look-through basis to the collateralized loan obligation, or “CLO”, equity held by the Company as of December 31, 2024 (except as otherwise noted) and reflects the aggregate underlying exposure of the Company based on the portfolios of those investments. The data is estimated and unaudited and is derived from CLO trustee reports received by the Company relating to December 2024 and from custody statements and/or other information received from CLO collateral managers and other third-party sources. Information relating to the market price of underlying collateral is as of month end; however, with respect to other information shown, depending on when such information was received, the data may reflect a lag in the information reported. As such, while this information was obtained from third party data sources, December 2024 trustee reports and similar reports, other than market price, it does not reflect actual underlying portfolio characteristics as of December 31, 2024 and this data may not be representative of current or future holdings. The weighted average remaining reinvestment period information is based on the fair value of CLO equity investments held by the Company as of December 31, 2024.
[4]	We obtain exposure in underlying senior secured loans indirectly through CLOs and related investments.
[5]	Credit ratings shown are based on those assigned by Standard & Poor’s Rating Group, or “S&P,” or, for comparison and informational purposes, if S&P does not assign a rating to a particular obligor, the weighted average rating shown reflects the S&P equivalent rating of a rating agency that rated the obligor provided that such other rating is available with respect to a CLO equity or related investment held by us. In the event multiple ratings are available, the lowest S&P rating, or if there is no S&P rating, the lowest equivalent rating, is used. The ratings of specific borrowings by an obligor may differ from the rating assigned to the obligor and may differ among rating agencies. For certain obligors, no rating is available in the reports received by the Company. Such obligors are not shown in the graphs and, accordingly, the sum of the percentages in the graphs may not equal 100%. Ratings below BBB- are below investment grade. Further information regarding S&P’s rating methodology and definitions may be found on its website (www.standardandpoors.com). This data includes underlying portfolio characteristics of the Company’s CLO equity.
[6]	Industry categories are based on the S&P industry categorization of each obligor as reported in CLO trustee reports to the extent so reported. Certain CLO trustee reports do not report the industry category of all of the underlying obligors and where such information is not reported, it is not included in the summary look-through industry information shown. As such, the Company’s exposure to a particular industry may be higher than that shown if industry categories were available for all underlying obligors. In addition, certain underlying obligors may be re-classified from time to time based on developments in their respective businesses and/or market practices. Accordingly, certain underlying borrowers that are currently, or were previously, summarized as a single borrower in a particular industry may in current or future periods be reflected as multiple borrowers or in a different industry, as applicable.

Fees and Expenses (Unaudited)

The following table is intended to assist you in understanding the costs and expenses that an investor in shares of the Company’s common stock will bear directly or indirectly. The expenses shown in the table under “Annual Expenses” are estimated based on historical fees and expenses incurred by the Company, as appropriate. In addition, such amounts are based on the Company’s pro forma total assets as of December 31, 2024, which have been adjusted to reflect (i) the issuance in the Company’s “at-the-market” offering of 4.5 million shares of our common stock and 16,399 shares of our Series D Preferred Stock from January 1, 2025 through February 13, 2025, yielding net proceeds to the Company of approximately $39.1 million; and (ii) the issuance of 210,082 shares of the Company’s 7.00% Series AA Convertible and Perpetual Preferred Stock, yielding net proceeds to the Company of approximately $4.8 million, which would mean that the Company’s adjusted total assets are assumed to equal approximately $1.55 billion. As of December 31, 2024, and pro forma for the issuances described above (excluding any distributions paid after December 31, 2024), the Company’s leverage, including the outstanding notes and preferred stock, represented approximately 37.3% of the Company’s total assets (less current liabilities). Such expenses, and actual leverage incurred by the Company, may vary in the future. Whenever this report (or other Company disclosures, including the Company’s prospectus) contain a reference to fees or expenses paid by the Company, the Company’s common stockholders will indirectly bear such fees or expenses.

Stockholder Transaction Expenses (as a percentage of the offering price):
Sales load	—%(1)
Offering expenses borne by the Company	—%(2)
Dividend reinvestment plan expenses	Up to $15(3)
Total stockholder transaction expenses	—%
Annual Expenses (as a percentage of net assets attributable to common stock):
Base management fee	2.20%(4)
Incentive fee payable under the Investment Advisory Agreement (20%)	2.80%(5)
Interest payments on borrowed funds	3.93%(6)
Other expenses	0.86%(7)
Total annual expenses	9.79%

(1)	In the event that the Company sells its securities publicly through underwriters or agents (including each underwritten offering by selling stockholders), the related prospectus supplement will disclose the applicable sales load.
(2)	In the event that the Company sells its securities publicly through underwriters or agents (including each underwritten offering by selling stockholders), the related prospectus supplement will disclose the estimated amount of total offering expenses (which may include offering expenses borne by third parties on the Company’s behalf), the offering price and the offering expenses borne by the Company as a percentage of the offering price.
(3)	The expenses associated with the dividend reinvestment plan are included in “Other expenses.” If a participant elects by written notice to the plan administrator prior to termination of his or her account to have the plan administrator sell part or all of the shares held by the plan administrator in the participant’s account and remit the proceeds to the participant, the plan administrator is authorized to deduct a $15.00 transaction fee plus a $0.07 per share brokerage commission from the proceeds. See the section “Dividend Reinvestment Plan,” below.
(4)	The Company’s base management fee is calculated and payable quarterly in arrears at an annual rate equal to 1.75% of the Company’s “Total Equity Base,” or the NAV attributable to the common stock and the paid-in or stated capital of the Company’s preferred stock. See the section “The Adviser and the Administrator — Investment Advisory Agreement — Management Fee and Incentive Fee” in the Company’s prospectus for additional information regarding the calculation of the base management fee. The base management fee referenced in the table above is based on actual amounts incurred during the three months ended December 31, 2024, annualized for a full year, and reflects the pro forma effect of the actions described above. Such actions were assumed to have taken place at the start of such period. In addition, such amount reflects the $269.9 million of the Company’s Preferred Stock outstanding as of December 31, 2024, the Company’s NAV for such period (as adjusted to account for the actions described above), and the $285.5 million aggregate principal amount of the Company’s notes outstanding as of December 31, 2024 on which management fees are not payable. For purposes of this table, the SEC requires that the “Base management fee” percentage be calculated as a percentage of net assets attributable to common stockholders, rather than total assets, including assets that have been funded with borrowed monies because common stockholders bear all of this cost. If the management fee were calculated instead as a percentage of the Company’s total assets (as adjusted for the assumptions described above), the Company’s base management fee would be approximately 1.38% of total assets.
(5)	The incentive fee referenced in the table is based on the Company’s pre-incentive fee net investment income for the three months ended December 31, 2024, annualized for a full year, and adjusted to reflect the pro forma effect of the actions described above. Such actions were assumed to have taken place at the start of such period. In addition, the incentive fee also assumes that such pro forma total assets earn net investment income at the same rate as that earned in respect of the Company’s total deployed assets during the three months ended December 31, 2024, annualized for a full fiscal year, and is based on the total assets assumed for such period. The Company has agreed to pay the Adviser as compensation under the Investment Advisory Agreement a quarterly incentive fee equal to 20% of the Company’s Pre-Incentive Fee Net Investment Income for the immediately preceding quarter, subject to a hurdle of 2.00% of the Company’s NAV per quarter (or an annualized hurdle rate of 8.00%) and a catch-up feature. Pre-Incentive Fee Net Investment Income includes accrued income that the Company has not yet received in cash. However, the portion of the incentive fee that is attributable to deferred interest (such as payment-in-kind, or “PIK,” interest or original issue discount, or “OID) will be paid to the Adviser, without interest, only if and to the extent the Company actually receives such interest in cash, and any accrual will be reversed if and to the extent such interest is reversed in connection with any write-off or similar treatment of the investment giving rise to any deferred interest accrual. No incentive fees are payable to the Adviser in respect of any capital gains.

The incentive fee in each calendar quarter is paid to the Adviser as follows:

●	no incentive fee in any calendar quarter in which the Company’s Pre-Incentive Fee Net Investment Income does not exceed the hurdle of 2.00% of the Company’s NAV;
●	100% of the Company’s Pre-Incentive Fee Net Investment Income with respect to that portion of such Pre-Incentive Fee Net Investment Income, if any, that exceeds the hurdle but is less than 2.50% of the Company’s NAV in any calendar quarter. This portion of the Company’s Pre-Incentive Fee Net Investment Income (which exceeds the hurdle but is less than 2.50% of the Company’s NAV) is referred to as the “catch-up.” The “catch-up” is meant to provide the Adviser with 20% of the Company’s Pre-Incentive Fee Net Investment Income as if a hurdle did not apply if this net investment income meets or exceeds 2.50% of the Company’s NAV in any calendar quarter; and
●	20% of the amount of the Company’s Pre-Incentive Fee Net Investment Income, if any, that exceeds 2.50% of the Company’s NAV in any calendar quarter is payable to the Adviser (that is, once the hurdle is reached and the catch-up is achieved, 20% of all Pre-Incentive Fee Net Investment Income thereafter is paid to the Adviser). For a more detailed discussion of the calculation of this fee, see “The Adviser and the Administrator — Investment Advisory Agreement — Management Fee and Incentive Fee” in the Company’s prospectus.
(6)	“Interest payments on borrowed funds” represents the Company’s annualized interest expense and includes dividends payable on the Preferred Stock and interest payable on the Notes, each as outstanding on December 31, 2024, and includes the pro forma effect of the issuances described above, which, in the aggregate, have a weighted average interest rate of 6.86% per annum. The Company may issue additional shares of preferred stock or debt securities. In the event that the Company were to issue additional shares of preferred stock or debt securities, the Company’s borrowing costs, and correspondingly its total annual expenses, including, in the case of such preferred stock, the base management fee as a percentage of the Company’s net assets attributable to common stock, would increase.
(7)	"Other expenses” includes the Company’s overhead expenses, including payments under the Administration Agreement based on the Company’s allocable portion of overhead and other expenses incurred by Eagle Point Administration LLC (Eagle Point Administration), the administrator to the Company and an affiliate of the Adviser, and payment of fees in connection with outsourced administrative functions, and are based on estimated amounts for the current fiscal year. See “Related Party Transactions — Administrator” in the Notes to Consolidated Financial Statements. “Other expenses” also includes the ongoing administrative expenses to the independent accountants and legal counsel of the Company, compensation of independent directors, and cost and expenses relating to rating agencies.

Example

The following example is furnished in response to the requirements of the SEC and illustrates the various costs and expenses that you would pay, directly or indirectly, on a $1,000 investment in shares of the Company’s common stock for the time periods indicated, assuming (1) total annual expenses of 6.99% of net assets attributable to the Company’s common stock and (2) a 5% annual return*:

	1 year	3 years	5 years	10 years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return	$70	$ 206	$ 336	$ 640

* The example should not be considered a representation of future returns or expenses, and actual returns and expenses may be greater or less than those shown. The example assumes that the estimated “other expenses” set forth in the Annual Expenses table are accurate, and that all dividends and distributions are reinvested at NAV. In addition, because the example assumes a 5% annual return, the example does not reflect the payment of the incentive fee. The Company’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

Consolidated Financial Statements for the Year Ended
December 31, 2024 (Audited)

Eagle Point Credit Company Inc. & Subsidiaries

Consolidated Statement of Assets and Liabilities

As of December 31, 2024

(expressed in U.S. dollars)

ASSETS
Investments, at fair value (cost $1,547,236,173) (1)	$1,403,045,717
Cash and cash equivalents (restricted cash of $530,000)	18,354,968
Cash denominated in foregin currency (cost $23,882,664)	23,869,824
Interest receivable	41,142,031
Receivable for securities sold	7,770,149
Unrealized appreciation on forward currency contracts	4,185,444
Investments purchased under agreements to resell, at fair value (cost $3,789,735)	3,789,735
Receivable for shares of common stock issued pursuant to the Company’s dividend reinvestment plan	2,110,203
Excise tax refund receivable	842,230
Prepaid expenses	333,842
Total Assets	1,505,444,143

LIABILITIES
7.75% Unsecured Notes due 2030, at fair value (aggregate principal amount of $115,000,000) (Note 9)	113,758,000
5.375% Unsecured Notes due 2029, at fair value (aggregate principal amount of $93,250,000) (Note 9)	84,521,800
6.75% Unsecured Notes due 2031, at fair value (aggregate principal amount of $44,850,000) (Note 9)	42,141,060
6.6875% Unsecured Notes due 2028, at fair value (aggregate principal amount of $32,423,800) (Note 9)	31,541,873
8.00% Series F Term Preferred Stock due 2029, at fair value, net of net share issuance (discount)/premium of $16,346 (2,486,244 shares outstanding) (Note 8)	62,001,270
6.50% Series C Term Preferred Stock due 2031, at fair value (2,172,553 shares outstanding) (Note 8)	49,751,464
Payable for securities purchased	43,387,910
Incentive fee payable	7,333,920
Management fee payable	5,043,062
Professional fees payable	988,912
Interest payable	537,113
Deferred tax liability	453,314
Administration fees payable	373,503
Directors’ fees payable	198,750
Unrealized depreciation on forward currency contracts	79,693
Tax expense payable	20,037
Other expenses payable	1,474,445
Total Liabilities	443,606,126

TEMPORARY EQUITY (Note 2)
6.75% Series D Perpetual Preferred Stock (4,201,833 shares outstanding) (Note 8)	85,717,079
7.00% Series AA Convertible Perpetual Preferred Stock (1,599,244 shares outstanding) (Note 8)	36,615,268
7.00% Series AB Convertible Perpetual Preferred Stock (109,436 shares outstanding) (Note 8)	2,637,911
Total Temporary Equity	124,970,258

COMMITMENTS AND CONTINGENCIES (Note 11)

NET ASSETS applicable to common stock, $0.001 par value, 200,000,000 shares authorized, 111,835,004 shares issued and outstanding	$936,867,759

NET ASSETS consist of:
Paid-in capital	$1,258,329,633
Aggregate distributable earnings (losses)	(312,686,080)
Accumulated other comprehensive income (loss)	(8,775,794)
Total Net Assets	$936,867,759
Net asset value per share of common stock	$8.38

(1) Includes $20,351,818 of affiliated investments at fair value (cost $19,878,514).  See Note 6 “Related Party Transactions” for further discussion.

See accompanying notes to the consolidated financial statements

Eagle Point Credit Company Inc. & Subsidiaries

Consolidated Schedule of Investments

As of December 31, 2024

(expressed in U.S. dollars)

Issuer ⁽¹⁾	Investment Description	Acquisition Date ⁽²⁾	Principal Amount / Shares	Cost	Fair Value ⁽³⁾	% of Net Assets
Investments, at fair value ⁽⁴⁾ ⁽⁵⁾
Collateralized Loan Obligation Debt
Structured Finance
United States
522 Funding CLO 2017-1(A), Ltd.	Secured Note - Class E-R, 12.08% (3M SOFR + 7.46%, due 10/20/2034) ⁽⁶⁾	09/19/23	$2,000,000	$1,853,198	$1,972,800	0.21%
AGL CLO 13 Ltd.	Secured Note - Class E, 11.38% (3M SOFR + 6.76%, due 10/20/2034) ⁽⁶⁾	06/14/23	5,950,000	5,674,286	5,989,865	0.64%
Allegany Park CLO, Ltd.	Secured Note - Class E-R, 11.02% (3M SOFR + 6.40%, due 01/20/2035) ⁽⁶⁾	06/28/23	9,000,000	8,459,021	9,056,700	0.97%
Allegro CLO VI Ltd.	Secured Note - Class E, 10.46% (3M SOFR + 5.81%, due 01/17/2031) ⁽⁶⁾	05/02/24	10,500,000	10,345,442	10,492,650	1.12%
Ares LXI CLO Ltd.	Secured Note - Class F-R, 12.62% (3M SOFR + 8.00%, due 04/20/2037) ⁽⁶⁾	03/27/24	255,505	255,505	254,994	0.03%
Bain Capital Credit CLO 2019-3, Limited	Secured Note - Class E-R, 11.98% (3M SOFR + 7.36%, due 10/21/2034) ⁽⁶⁾	06/06/23	7,300,000	6,541,409	7,217,510	0.77%
Bain Capital Credit CLO 2021-1, Limited	Secured Note - Class E, 11.39% (3M SOFR + 6.76%, due 04/18/2034) ⁽⁶⁾	06/08/23	5,600,000	5,045,099	5,540,080	0.59%
Bain Capital Credit CLO 2021-5, Limited	Secured Note - Class E, 11.39% (3M SOFR + 6.76%, due 10/23/2034) ⁽⁶⁾	12/08/23	500,000	469,977	491,200	0.05%
Barings CLO Ltd. 2020-I	Secured Note - Class E-R2, 10.19% (3M SOFR + 5.50%, due 01/15/2038) ⁽⁶⁾	12/20/24	475,000	475,000	475,000	0.05%
Barings CLO Ltd. 2022-I	Secured Note - Class E, 11.62% (3M SOFR + 7.00%, due 04/15/2035) ⁽⁶⁾	03/18/22	4,450,000	4,138,306	4,384,585	0.47%
Battalion CLO XXI Ltd.	Secured Note - Class E, 11.38% (3M SOFR + 6.72%, due 07/15/2034) ⁽⁶⁾	06/27/23	1,625,000	1,337,765	1,470,463	0.16%
Carlyle US CLO 2019-4, Ltd.	Secured Note - Class D-R, 11.26% (3M SOFR + 6.60%, due 04/15/2035) ⁽⁶⁾	05/07/24	3,750,000	3,747,021	3,708,000	0.40%
CIFC Funding 2015-III, Ltd.	Secured Note - Class F-R, 11.68% (3M SOFR + 7.06%, due 04/19/2029) ⁽⁶⁾	02/23/18	2,450,000	2,412,467	2,333,135	0.25%
Dryden 53 CLO, Ltd.	Secured Note - Class F, 12.42% (3M SOFR + 7.76%, due 01/15/2031) ⁽⁶⁾	11/28/17	1,664,500	1,480,546	1,223,907	0.13%
Dryden 68 CLO, Ltd.	Secured Note - Class E-R, 11.67% (3M SOFR + 7.01%, due 07/15/2035) ⁽⁶⁾	04/24/24	4,750,000	4,526,611	4,560,000	0.49%
Dryden 75 CLO, Ltd.	Secured Note - Class E-R2, 11.52% (3M SOFR + 6.86%, due 04/15/2034) ⁽⁶⁾	05/30/23	3,200,000	2,806,429	3,085,120	0.33%
HarbourView CLO VII-R, Ltd.	Secured Note - Class F, 13.16% (3M SOFR + 8.53%, due 07/18/2031) ⁽⁶⁾	05/17/18	733,333	706,201	440,000	0.05%
KKR CLO 17 Ltd.	Secured Note - Class E-R, 12.31% (3M SOFR + 7.65%, due 04/15/2034) ⁽⁶⁾	09/07/23	3,900,000	3,678,353	3,917,550	0.42%
Marathon CLO VII Ltd.	Secured Note - Class D, 10.28% (3M SOFR + 5.66%, due 10/28/2025) ⁽⁶⁾ ⁽¹⁷⁾	02/08/18	1,242,087	-	90,921	0.01%
Morgan Stanley Eaton Vance CLO 2021-1, Ltd.	Secured Note - Class E, 11.64% (3M SOFR + 7.01%, due 10/20/2034) ⁽⁶⁾	01/25/24	4,000,000	3,908,321	3,982,800	0.43%
Octagon 51, Ltd.	Secured Note - Class E, 11.63% (3M SOFR + 7.01%, due 07/20/2034) ⁽⁶⁾	01/24/24	3,500,000	3,440,411	3,509,450	0.37%
Octagon 59, Ltd.	Secured Note - Class E, 12.12% (3M SOFR + 7.60%, due 05/15/2035) ⁽⁶⁾	06/12/23	3,375,000	3,125,249	3,325,725	0.35%
Octagon Investment Partners 27, Ltd.	Secured Note - Class F-R, 12.77% (3M SOFR + 8.11%, due 07/15/2030) ⁽⁶⁾	07/05/18	900,000	855,212	594,090	0.06%
Octagon Investment Partners 43, Ltd.	Secured Note - Class E, 11.49% (3M SOFR + 6.86%, due 10/25/2032) ⁽⁶⁾	06/26/23	4,325,000	4,009,378	4,292,995	0.46%
Octagon Investment Partners 44, Ltd.	Secured Note - Class E-R, 11.67% (3M SOFR + 7.01%, due 10/15/2034) ⁽⁶⁾	08/27/21	1,812,500	1,734,183	1,671,488	0.18%
OZLM XXII, Ltd.	Secured Note - Class D, 10.21% (3M SOFR + 5.56%, due 01/17/2031) ⁽⁶⁾	02/05/18	900,000	898,042	806,040	0.09%
Rockford Tower CLO 2021-2, Ltd.	Secured Note - Class E, 11.28% (3M SOFR + 6.66%, due 07/20/2034) ⁽⁶⁾	02/06/24	3,400,000	3,188,611	3,353,420	0.36%
RR 1 Ltd.	Secured Note - Class D-1-B, 11.27% (3M SOFR + 6.61%, due 07/15/2035) ⁽⁶⁾	01/24/24	5,850,000	5,772,384	5,838,885	0.62%
RR 6 Ltd.	Secured Note - Class D-R, 10.77% (3M SOFR + 6.11%, due 04/15/2036) ⁽⁶⁾	06/26/23	4,260,000	3,824,976	4,241,682	0.45%
Steele Creek CLO 2019-1, Ltd.	Secured Note - Class E, 11.93% (3M SOFR + 7.27%, due 04/15/2032) ⁽⁶⁾	03/22/19	3,091,000	2,986,516	2,969,524	0.32%
Wind River 2013-2 CLO Ltd.	Secured Note - Class E1-R, 11.64% (3M SOFR + 7.01%, due 10/18/2030) ⁽⁶⁾	05/16/24	2,250,000	2,207,633	2,215,125	0.24%
Wind River 2019-2 CLO Ltd.	Secured Note - Class E-R, 11.66% (3M SOFR + 7.00%, due 01/15/2035) ⁽⁶⁾	02/04/22	2,950,000	2,780,549	2,735,240	0.29%
Total Collateralized Loan Obligation Debt				102,684,101	106,240,944	11.36%

Collateralized Loan Obligation Equity ⁽⁸⁾
Structured Finance
United States
1988 CLO 1 Ltd.	Income Note (effective yield 27.42%, maturity 10/15/2037) ⁽⁹⁾	09/23/22	10,196,000	6,619,415	7,646,446	0.82%
1988 CLO 2 Ltd.	Income Note (effective yield 3.05%, maturity 04/15/2038) ⁽⁹⁾	02/08/23	9,334,000	6,152,830	6,169,179	0.66%
1988 CLO 3 Ltd.	Income Note (effective yield 6.70%, maturity 10/15/2038) ⁽⁹⁾	09/12/23	9,267,000	6,549,918	5,844,256	0.62%
1988 CLO 4 Ltd.	Income Note (effective yield 13.82%, maturity 04/15/2037) ⁽⁹⁾	04/09/24	7,970,000	6,775,754	6,205,793	0.66%
1988 CLO 5 Ltd.	Income Note (effective yield 13.88%, maturity 07/15/2037) ⁽⁹⁾	06/03/24	9,250,000	6,860,041	6,435,379	0.69%
ALM VIII, Ltd.	Preferred Share (effective yield 0.00%, maturity 10/20/2028) ⁽⁹⁾ ⁽¹¹⁾	06/02/16	8,725,000	-	4,363	0.00%
AMMC CLO 30, Limited	Subordinated Note (effective yield 17.03%, maturity 01/15/2037) ⁽⁹⁾	12/10/24	2,750,000	2,189,275	2,181,056	0.23%
Anchorage Credit Funding 12, Ltd.	Income Note (effective yield 13.27%, maturity 10/25/2038) ⁽⁹⁾	09/04/20	9,250,000	6,189,351	4,296,752	0.46%
Anchorage Credit Funding 13, Ltd.	Subordinated Note (effective yield 13.52%, maturity 07/27/2039) ⁽⁹⁾	05/25/21	1,200,000	986,935	685,460	0.07%
Ares Loan Funding IV, Ltd.	Subordinated Note (effective yield 14.68%, maturity 10/15/2036) ⁽⁹⁾	05/06/24	2,500,000	1,755,674	1,598,531	0.17%
Ares XXXIV CLO Ltd.	Subordinated Note (effective yield 16.26%, maturity 04/17/2033) ⁽⁹⁾	09/16/20	18,075,000	5,892,958	4,876,683	0.52%
Ares XXXIX CLO Ltd.	Subordinated Note (effective yield 16.27%, maturity 04/18/2031) ⁽⁹⁾	11/01/24	11,340,000	4,652,500	4,422,328	0.47%
Ares XLI CLO Ltd.	Income Note (effective yield 13.00%, maturity 04/15/2034) ⁽⁹⁾ ⁽¹⁰⁾	11/29/16	29,388,000	13,192,761	10,484,108	1.12%
Ares XLI CLO Ltd.	Subordinated Note (effective yield 13.00%, maturity 04/15/2034) ⁽⁹⁾	09/05/24	750,000	250,363	252,078	0.03%
Ares XLIII CLO Ltd.	Income Note (effective yield 15.84%, maturity 01/15/2038) ⁽⁹⁾ ⁽¹⁰⁾	04/04/17	43,860,000	17,699,200	15,066,286	1.61%
Ares XLIV CLO Ltd.	Subordinated Note (effective yield 13.73%, maturity 04/15/2034) ⁽⁹⁾	10/06/21	16,376,572	5,167,447	4,444,901	0.47%
Ares XLVII CLO Ltd.	Subordinated Note (effective yield 6.11%, maturity 04/15/2030) ⁽⁹⁾	10/22/20	8,500,000	2,766,205	2,090,184	0.22%
Ares LI CLO Ltd.	Income Note (effective yield 15.06%, maturity 07/15/2034) ⁽⁹⁾ ⁽¹⁰⁾	01/25/19	18,981,463	10,323,355	9,762,805	1.04%
Ares LVIII CLO Ltd.	Subordinated Note (effective yield 14.37%, maturity 01/15/2035) ⁽⁹⁾	08/17/21	6,175,000	4,105,737	3,525,264	0.38%
Ares LXI CLO Ltd.	Subordinated Note (effective yield 15.52%, maturity 04/20/2037) ⁽⁹⁾	01/24/24	4,650,000	2,919,064	2,519,733	0.27%
Ares LXIII CLO Ltd.	Subordinated Note (effective yield 17.53%, maturity 04/20/2035) ⁽⁹⁾	08/20/24	5,000,000	3,814,548	3,626,532	0.39%
Ares LXIV CLO Ltd.	Subordinated Note (effective yield 16.59%, maturity 10/22/2039) ⁽⁹⁾	01/26/23	22,156,000	14,331,951	13,933,957	1.49%
Ares LXVI CLO Ltd.	Subordinated Note (effective yield 15.87%, maturity 07/25/2036) ⁽⁹⁾	08/12/24	12,750,000	7,361,721	7,448,279	0.80%
Ares LXIX CLO Ltd.	Income Note (effective yield 24.14%, maturity 04/15/2037) ⁽⁹⁾ ⁽¹⁰⁾	01/31/24	14,100,000	9,094,048	10,726,890	1.14%
Ares LXXII CLO Ltd.	Income Note (effective yield 21.06%, maturity 07/15/2037) ⁽⁹⁾ ⁽¹⁰⁾	06/21/24	33,950,000	23,539,115	26,506,857	2.83%
Bain Capital Credit CLO 2021-1, Limited	Subordinated Note (effective yield 5.27%, maturity 04/18/2034) ⁽⁹⁾	04/29/21	9,100,000	6,444,658	4,300,582	0.46%
Bain Capital Credit CLO 2021-7, Limited	Subordinated Note (effective yield 13.47%, maturity 01/22/2035) ⁽⁹⁾	09/05/23	7,250,000	4,105,914	3,234,255	0.35%
Bardin Hill CLO 2021-2 Ltd.	Subordinated Note (effective yield 32.41%, maturity 10/25/2034) ⁽⁹⁾ ⁽¹⁰⁾	09/24/21	5,550,000	3,174,457	3,117,439	0.33%
Barings CLO Ltd. 2018-I	Income Note (effective yield 0.00%, maturity 04/15/2031) ⁽⁹⁾ ⁽¹⁰⁾ ⁽¹²⁾	02/23/18	20,808,000	7,139,704	4,614,593	0.49%
Barings CLO Ltd. 2019-I	Income Note (effective yield 8.87%, maturity 04/15/2035) ⁽⁹⁾ ⁽¹⁰⁾	02/12/19	13,085,000	8,087,630	6,381,973	0.68%
Barings CLO Ltd. 2019-II	Income Note (effective yield 8.40%, maturity 04/15/2036) ⁽⁹⁾ ⁽¹⁰⁾	03/15/19	14,700,500	12,483,558	10,330,436	1.10%
Barings CLO Ltd. 2020-I	Income Note (effective yield 29.04%, maturity 01/15/2038) ⁽⁹⁾ ⁽¹⁰⁾	09/04/20	6,966,000	3,510,611	3,943,773	0.42%
Barings CLO Ltd. 2021-I	Subordinated Note (effective yield 15.29%, maturity 04/25/2034) ⁽⁹⁾	06/05/24	20,000,000	11,721,425	10,289,875	1.10%
Barings CLO Ltd. 2021-II	Subordinated Note (effective yield 12.59%, maturity 07/15/2034) ⁽⁹⁾	09/07/22	9,250,000	6,087,976	5,118,289	0.55%
Barings CLO Ltd. 2021-III	Subordinated Note (effective yield 5.35%, maturity 01/18/2035) ⁽⁹⁾	11/17/21	2,000,000	1,325,641	865,927	0.09%
Barings CLO Ltd. 2022-I	Income Note (effective yield 11.32%, maturity 04/15/2035) ⁽⁹⁾ ⁽¹⁰⁾	03/18/22	7,500,000	5,130,495	4,144,711	0.44%
Barings CLO Ltd. 2022-II	Income Note (effective yield 35.65%, maturity 07/15/2072) ⁽⁹⁾ ⁽¹⁰⁾	06/21/22	10,800,000	3,801,023	5,991,028	0.64%
Barings CLO Ltd. 2024-II	Income Note (effective yield 19.59%, maturity 07/15/2039) ⁽⁹⁾ ⁽¹⁰⁾	05/31/24	9,300,000	6,427,598	7,371,723	0.79%
Basswood Park CLO, Ltd.	Subordinated Note (effective yield 17.77%, maturity 04/20/2034) ⁽⁹⁾	08/17/21	27,750,000	18,863,433	16,864,969	1.80%
Basswood Park CLO, Ltd.	Class M-1 Note (effective yield 1794.64%, maturity 04/20/2034) ⁽⁹⁾	02/15/24	5,000,000	3,346	18,600	0.00%
Basswood Park CLO, Ltd.	Class M-2 Note (effective yield 1794.63%, maturity 04/20/2034) ⁽⁹⁾	02/15/24	5,000,000	7,807	43,400	0.00%
Battalion CLO IX Ltd.	Income Note (effective yield 0.00%, maturity 07/15/2031) ⁽⁹⁾ ⁽¹⁰⁾ ⁽¹²⁾	07/09/15	18,734,935	6,308,441	1,981,097	0.21%
Battalion CLO 18 Ltd.	Income Note (effective yield 25.69%, maturity 10/15/2036) ⁽⁹⁾ ⁽¹⁰⁾	08/25/20	8,400,000	4,293,900	3,309,669	0.35%
Battalion CLO XIX Ltd.	Income Note (effective yield 18.93%, maturity 04/15/2034) ⁽⁹⁾ ⁽¹⁰⁾	03/11/21	8,600,000	4,261,725	3,013,978	0.32%
Battalion CLO XXIII Ltd.	Income Note (effective yield 14.52%, maturity 10/15/2037) ⁽⁹⁾ ⁽¹⁰⁾	05/19/22	18,010,000	8,654,421	7,643,780	0.82%
Bear Mountain Park CLO, Ltd.	Income Note (effective yield 28.64%, maturity 07/15/2037) ⁽⁹⁾ ⁽¹⁰⁾	07/13/22	14,500,000	11,777,386	16,075,106	1.72%
Belmont Park CLO, Ltd.	Income Note (effective yield 17.15%, maturity 04/15/2037) ⁽⁹⁾ ⁽¹⁰⁾	02/21/24	14,950,000	9,966,929	9,935,215	1.06%
Benefit Street Partners CLO XII, Ltd.	Subordinated Note (effective yield 16.29%, maturity 10/15/2037) ⁽⁹⁾	12/12/24	11,341,132	10,578,958	10,517,480	1.12%

See accompanying notes to the consolidated financial statements

Eagle Point Credit Company Inc. & Subsidiaries

Consolidated Schedule of Investments

As of December 31, 2024

(expressed in U.S. dollars)

Issuer ⁽¹⁾	Investment Description	Acquisition Date ⁽²⁾	Principal Amount / Shares	Cost	Fair Value ⁽³⁾	% of Net Assets
Collateralized Loan Obligation Equity ⁽⁸⁾ (continued)
Structured Finance (continued)
United States (continued)
Bethpage Park CLO, Ltd.	Income Note (effective yield 15.27%, maturity 10/15/2036) ⁽⁹⁾ ⁽¹⁰⁾	09/24/21	$14,750,000	$8,339,815	$6,769,946	0.72%
BlueMountain CLO 2013-2 Ltd.	Subordinated Note (effective yield 0.00%, maturity 10/22/2030) ⁽⁹⁾ ⁽¹²⁾	10/21/14	23,000,000	4,926,463	230,000	0.02%
BlueMountain CLO 2018-1 Ltd.	Subordinated Note (effective yield 25.38%, maturity 07/30/2030) ⁽⁹⁾	03/26/20	5,550,000	309,224	209,887	0.02%
BlueMountain CLO XXIV Ltd.	Subordinated Note (effective yield 23.59%, maturity 04/20/2034) ⁽⁹⁾	06/16/20	7,375,000	3,747,758	3,159,371	0.34%
BlueMountain CLO XXV Ltd.	Subordinated Note (effective yield 20.50%, maturity 07/15/2036) ⁽⁹⁾	06/23/20	6,525,000	3,699,330	2,984,231	0.32%
Bristol Park CLO, Ltd.	Income Note (effective yield 0.00%, maturity 04/15/2029) ⁽⁹⁾ ⁽¹⁰⁾ ⁽¹²⁾	11/01/16	34,250,000	9,734,310	6,892,105	0.74%
Carlyle Global Market Strategies CLO 2014-5, Ltd.	Subordinated Note (effective yield 0.00%, maturity 07/15/2031) ⁽⁹⁾ ⁽¹²⁾	06/02/16	10,800,000	1,561,890	534,045	0.06%
Carlyle US CLO 2017-4, Ltd.	Income Note (effective yield 0.00%, maturity 01/15/2030) ⁽⁹⁾ ⁽¹²⁾	10/13/17	9,000,000	2,903,016	1,710,000	0.18%
Carlyle US CLO 2018-1, Ltd.	Subordinated Note (effective yield 0.00%, maturity 04/20/2031) ⁽⁹⁾ ⁽¹¹⁾	03/23/21	4,730,000	85,140	23,650	0.00%
Carlyle US CLO 2018-4, Ltd.	Subordinated Note (effective yield 17.15%, maturity 10/17/2037) ⁽⁹⁾ ⁽¹⁰⁾	02/18/21	11,750,000	5,643,703	5,605,372	0.60%
Carlyle US CLO 2019-4, Ltd.	Subordinated Note (effective yield 13.77%, maturity 04/15/2035) ⁽⁹⁾ ⁽¹⁰⁾	04/13/21	7,005,000	5,165,093	4,434,388	0.47%
Carlyle US CLO 2021-1, Ltd.	Income Note (effective yield 17.57%, maturity 04/15/2034) ⁽⁹⁾ ⁽¹⁰⁾	02/02/21	14,175,000	7,006,492	6,970,168	0.74%
Carlyle US CLO 2021-4, Ltd.	Subordinated Note (effective yield 9.51%, maturity 04/20/2034) ⁽⁹⁾	11/17/21	11,475,000	8,684,265	6,957,483	0.74%
Carlyle US CLO 2021-7, Ltd.	Income Note (effective yield 11.19%, maturity 10/15/2035) ⁽⁹⁾ ⁽¹⁰⁾	08/11/21	10,400,000	6,814,777	5,442,744	0.58%
Carlyle US CLO 2022-1, Ltd.	Income Note (effective yield 9.88%, maturity 04/15/2035) ⁽⁹⁾ ⁽¹⁰⁾	03/15/22	8,150,000	5,500,907	4,130,323	0.44%
Carlyle US CLO 2023-3, Ltd.	Income Note (effective yield 7.88%, maturity 10/15/2036) ⁽⁹⁾ ⁽¹⁰⁾	07/06/23	9,400,000	6,709,522	5,826,519	0.62%
Carlyle US CLO 2024-1, Ltd.	Income Note (effective yield 11.82%, maturity 04/15/2037) ⁽⁹⁾ ⁽¹⁰⁾	01/26/24	11,475,000	8,939,529	7,658,019	0.82%
CBAM 2019-9, Ltd.	Subordinated Note (effective yield 16.53%, maturity 07/15/2037) ⁽⁹⁾	11/01/24	18,390,000	6,459,488	6,280,297	0.67%
CIFC Funding 2013-II, Ltd.	Income Note (effective yield 23.14%, maturity 10/18/2030) ⁽⁹⁾ ⁽¹⁰⁾	06/06/14	17,265,625	2,107,733	1,594,173	0.17%
CIFC Funding 2014, Ltd.	Income Note (effective yield 0.00%, maturity 01/18/2031) ⁽⁹⁾ ⁽¹⁰⁾ ⁽¹²⁾	06/06/14	16,033,750	2,747,722	990,318	0.11%
CIFC Funding 2014-III, Ltd.	Subordinated Note (effective yield 0.00%, maturity 07/22/2026) ⁽⁹⁾ ⁽¹²⁾	11/14/24	2,750,000	266,750	261,754	0.03%
CIFC Funding 2014-III, Ltd.	Income Note (effective yield 0.00%, maturity 10/22/2031) ⁽⁹⁾ ⁽¹²⁾	02/17/15	19,725,000	3,924,528	1,972,500	0.21%
CIFC Funding 2014-IV-R, Ltd.	Income Note (effective yield 9.36%, maturity 01/17/2035) ⁽⁹⁾	08/05/14	8,457,500	3,262,157	2,178,427	0.23%
CIFC Funding 2015-III, Ltd.	Income Note (effective yield 0.00%, maturity 04/19/2029) ⁽⁹⁾ ⁽¹⁰⁾ ⁽¹²⁾	06/23/15	9,724,324	1,301,124	891,958	0.10%
CIFC Funding 2019-III, Ltd.	Subordinated Note (effective yield 16.54%, maturity 10/16/2034) ⁽⁹⁾	04/18/19	3,216,500	2,333,762	2,216,214	0.24%
CIFC Funding 2019-IV, Ltd.	Income Note (effective yield 15.13%, maturity 10/15/2036) ⁽⁹⁾ ⁽¹⁰⁾	06/07/19	14,000,000	9,564,746	8,514,472	0.91%
CIFC Funding 2019-V, Ltd.	Subordinated Note (effective yield 17.66%, maturity 01/15/2035) ⁽⁹⁾	02/07/23	16,075,000	11,076,349	10,544,425	1.13%
CIFC Funding 2020-I, Ltd.	Income Note (effective yield 28.55%, maturity 07/15/2036) ⁽⁹⁾ ⁽¹⁰⁾	06/12/20	9,400,000	4,966,263	5,684,341	0.61%
CIFC Funding 2020-II, Ltd.	Subordinated Note (effective yield 16.28%, maturity 10/20/2034) ⁽⁹⁾	02/07/23	5,500,000	3,754,189	3,680,004	0.39%
CIFC Funding 2020-II, Ltd.	Income Note (effective yield 16.28%, maturity 10/20/2034) ⁽⁹⁾	11/05/24	1,800,000	1,268,550	1,217,199	0.13%
CIFC Funding 2020-IV, Ltd.	Income Note (effective yield 20.70%, maturity 01/15/2040) ⁽⁹⁾ ⁽¹⁰⁾	12/11/20	9,625,000	6,557,784	7,212,009	0.77%
CIFC Funding 2021-III, Ltd.	Income Note (effective yield 15.36%, maturity 07/15/2036) ⁽⁹⁾ ⁽¹⁰⁾	04/23/21	17,275,000	9,655,621	8,282,668	0.88%
CIFC Funding 2021-VI, Ltd.	Income Note (effective yield 14.14%, maturity 10/15/2034) ⁽⁹⁾ ⁽¹⁰⁾	09/22/21	12,200,000	8,341,545	6,881,074	0.73%
CIFC Funding 2022-I, Ltd.	Income Note (effective yield 15.83%, maturity 04/17/2037) ⁽⁹⁾ ⁽¹⁰⁾	01/27/22	12,950,000	9,481,598	8,810,004	0.94%
CIFC Funding 2022-VI, Ltd.	Income Note (effective yield 24.77%, maturity 10/16/2038) ⁽⁹⁾ ⁽¹⁰⁾	08/01/22	10,700,000	7,622,024	9,832,302	1.05%
CIFC Funding 2023-I, Ltd.	Income Note (effective yield 16.21%, maturity 10/15/2037) ⁽⁹⁾ ⁽¹⁰⁾	09/14/23	11,550,000	8,584,465	9,728,101	1.04%
CIFC Funding 2023-II, Ltd.	Subordinated Note (effective yield 12.89%, maturity 01/21/2037) ⁽⁹⁾	05/16/24	5,500,000	3,921,402	3,591,505	0.38%
Clover CLO 2019-1 Ltd.	Subordinated Note (effective yield 15.65%, maturity 04/18/2035) ⁽⁹⁾	05/15/24	6,318,000	4,537,331	4,170,550	0.45%
Cutwater 2015-I, Ltd.	Income Note (effective yield 0.00%, maturity 01/15/2029) ⁽⁹⁾ ⁽¹⁰⁾ ⁽¹¹⁾	05/01/15	31,100,000	-	122,125	0.01%
Danby Park CLO, Ltd.	Subordinated Note (effective yield 14.44%, maturity 10/21/2037) ⁽⁹⁾	10/31/24	5,150,000	5,214,375	5,033,095	0.54%
Dewolf Park CLO, Ltd.	Income Note (effective yield 6.93%, maturity 10/15/2030) ⁽⁹⁾ ⁽¹⁰⁾	08/10/17	7,700,000	2,635,039	2,131,638	0.23%
Dryden 53 CLO, Ltd.	Income Note (effective yield 0.00%, maturity 01/15/2031) ⁽⁹⁾ ⁽¹²⁾	11/28/17	7,684,999	1,589,377	461,100	0.05%
Dryden 64 CLO, Ltd.	Subordinated Note (effective yield 0.00%, maturity 04/18/2031) ⁽⁹⁾ ⁽¹²⁾	05/11/20	9,600,000	1,858,053	384,000	0.04%
Dryden 68 CLO, Ltd.	Income Note (effective yield 4.52%, maturity 07/15/2049) ⁽⁹⁾ ⁽¹⁰⁾	05/30/19	14,080,000	8,373,440	5,209,411	0.56%
Dryden 76 CLO, Ltd.	Subordinated Note (effective yield 18.35%, maturity 10/15/2054) ⁽⁹⁾ ⁽¹⁰⁾	05/14/24	12,256,000	4,918,624	4,784,436	0.51%
Dryden 78 CLO Ltd.	Subordinated Note (effective yield 17.71%, maturity 04/17/2037) ⁽⁹⁾	07/31/24	26,520,000	12,969,423	12,022,508	1.28%
Dryden 85 CLO, Ltd.	Income Note (effective yield 13.05%, maturity 10/15/2049) ⁽⁹⁾ ⁽¹⁰⁾	09/17/20	12,750,000	7,906,164	6,428,742	0.69%
Dryden 90 CLO, Ltd.	Subordinated Note (effective yield 11.56%, maturity 02/20/2035) ⁽⁹⁾	04/09/24	19,500,000	10,881,083	8,445,457	0.90%
Dryden 94 CLO, Ltd.	Income Note (effective yield 10.03%, maturity 07/15/2037) ⁽⁹⁾ ⁽¹⁰⁾	04/28/22	19,425,000	11,410,849	8,486,045	0.91%
Dryden 109 CLO, Ltd.	Subordinated Note (effective yield 14.94%, maturity 04/20/2035) ⁽⁹⁾	02/15/23	26,625,000	17,050,737	13,640,095	1.46%
Eaton Vance CLO 2015-1, Ltd.	Subordinated Note (effective yield 0.00%, maturity 01/20/2030) ⁽⁹⁾ ⁽¹²⁾	06/05/20	6,372,500	848,620	254,900	0.03%
Eaton Vance CLO 2020-1, Ltd.	Subordinated Note (effective yield 19.12%, maturity 10/15/2037) ⁽⁹⁾ ⁽¹⁰⁾	08/08/23	7,975,000	5,059,794	5,096,614	0.54%
Eaton Vance CLO 2020-2, Ltd.	Subordinated Note (effective yield 17.45%, maturity 10/15/2037) ⁽⁹⁾ ⁽¹⁰⁾	09/16/22	13,700,000	8,727,576	8,437,341	0.90%
Elmwood CLO III Ltd.	Subordinated Note (effective yield 12.76%, maturity 07/18/2037) ⁽⁹⁾	07/15/24	7,460,000	5,450,424	5,236,863	0.56%
Elmwood CLO 14 Ltd.	Subordinated Note (effective yield 15.25%, maturity 04/20/2035) ⁽⁹⁾	06/06/23	7,000,000	4,667,652	4,767,488	0.51%
Elmwood CLO 17 Ltd.	Subordinated Note (effective yield 19.95%, maturity 07/17/2037) ⁽⁹⁾	04/25/23	6,550,000	4,549,088	5,721,762	0.61%
Elmwood CLO 21 Ltd.	Subordinated Note (effective yield 10.49%, maturity 10/20/2036) ⁽⁹⁾	10/27/23	4,900,000	3,061,503	2,830,163	0.30%
Flatiron CLO 17 Ltd.	Subordinated Note (effective yield 0.00%, maturity 05/15/2030) ⁽⁹⁾ ⁽¹¹⁾	05/16/24	3,000,000	137,353	90,000	0.01%
Flatiron CLO 21 Ltd.	Subordinated Note (effective yield 14.55%, maturity 10/19/2037) ⁽⁹⁾	12/10/24	28,145,000	21,988,281	21,824,055	2.33%
Greywolf CLO IV, Ltd.	Subordinated Note (effective yield 9.42%, maturity 04/17/2034) ⁽⁹⁾	03/26/21	7,520,000	3,963,548	2,859,029	0.31%
Generate CLO 2 Ltd.	Subordinated Note (effective yield 17.54%, maturity 10/22/2037) ⁽⁹⁾	05/14/24	2,058,000	924,728	910,293	0.10%
Generate CLO 4 Ltd.	Subordinated Note (effective yield 15.81%, maturity 07/20/2037) ⁽⁹⁾	09/24/24	12,425,000	9,290,236	8,424,565	0.90%
Generate CLO 3 Ltd.	Subordinated Note (effective yield 9.57%, maturity 10/20/2036) ⁽⁹⁾	05/14/24	5,000,000	2,851,642	2,098,102	0.22%
Generate CLO 9 Ltd.	Subordinated Note (effective yield 19.16%, maturity 01/20/2038) ⁽⁹⁾	04/27/22	11,250,000	7,906,663	7,484,449	0.80%
Generate CLO 16 Ltd.	Subordinated Note (effective yield 14.61%, maturity 07/20/2037) ⁽⁹⁾	05/17/24	5,000,000	4,350,000	4,285,310	0.46%
HarbourView CLO VII-R, Ltd.	Subordinated Note (effective yield 0.00%, maturity 07/18/2031) ⁽⁹⁾ ⁽¹²⁾	09/29/17	1,100,000	110	110	0.00%
Invesco CLO 2022-2, Ltd.	Subordinated Note (effective yield 19.56%, maturity 07/20/2035) ⁽⁹⁾	08/14/24	16,450,000	9,576,754	9,362,008	1.00%
Invesco CLO 2022-2, Ltd.	Class Y Note (effective yield 6.01%, maturity 07/20/2035) ⁽⁹⁾	08/14/24	1,280,000	224,860	317,018	0.03%
Kings Park CLO, Ltd.	Subordinated Note (effective yield 25.62%, maturity 01/21/2035) ⁽⁹⁾	04/27/23	5,222,500	2,931,199	3,000,718	0.32%
KKR CLO 36 Ltd.	Subordinated Note (effective yield 13.36%, maturity 10/15/2034) ⁽⁹⁾	05/03/22	7,500,000	4,850,969	3,930,184	0.42%
KKR CLO 37 Ltd.	Subordinated Note (effective yield 14.50%, maturity 01/20/2035) ⁽⁹⁾	01/25/24	12,250,000	8,340,359	6,634,303	0.71%
Lake Shore MM CLO I Ltd.	Income Note (effective yield 3.34%, maturity 04/15/2033) ⁽⁹⁾ ⁽¹⁰⁾	03/08/19	14,550,000	9,396,393	2,371,398	0.25%
LCM 38 Ltd.	Income Note (effective yield 22.77%, maturity 10/15/2036) ⁽⁹⁾	01/31/24	5,228,500	4,382,193	3,989,018	0.43%
Lodi Park CLO, Ltd.	Subordinated Note (effective yield 14.08%, maturity 07/21/2037) ⁽⁹⁾	11/13/24	2,775,000	2,573,813	2,581,197	0.28%
Lodi Park CLO, Ltd.	Income Note (effective yield 14.08%, maturity 07/21/2037) ⁽⁹⁾	11/13/24	4,725,000	4,382,438	4,366,924	0.47%
Madison Park Funding XXI, Ltd.	Subordinated Note (effective yield 9.94%, maturity 10/15/2049) ⁽⁹⁾	08/22/16	6,462,500	3,241,997	2,713,842	0.29%
Madison Park Funding XXII, Ltd.	Subordinated Note (effective yield 10.79%, maturity 01/15/2033) ⁽⁹⁾	10/30/18	8,556,082	4,379,665	4,055,813	0.43%
Madison Park Funding XXXIV, Ltd.	Subordinated Note (effective yield 16.84%, maturity 04/25/2048) ⁽⁹⁾	09/27/22	12,825,000	7,147,894	7,498,535	0.80%
Madison Park Funding XL, Ltd.	Subordinated Note (effective yield 24.32%, maturity 02/28/2047) ⁽⁹⁾	06/02/16	17,857,979	4,418,744	4,198,248	0.45%
Madison Park Funding XLIV, Ltd.	Subordinated Note (effective yield 16.35%, maturity 01/23/2048) ⁽⁹⁾	11/16/18	8,894,821	4,273,966	4,311,095	0.46%
Madison Park Funding XLVII, Ltd.	Subordinated Note (effective yield 15.08%, maturity 04/19/2037) ⁽⁹⁾	04/29/21	5,000,000	3,440,548	3,252,029	0.35%
Madison Park Funding LII, Ltd.	Subordinated Note (effective yield 10.77%, maturity 01/22/2035) ⁽⁹⁾	03/13/24	6,500,000	4,248,173	3,425,862	0.37%
Madison Park Funding LXII, Ltd.	Subordinated Note (effective yield 9.09%, maturity 07/17/2036) ⁽⁹⁾	07/27/23	5,600,000	4,079,731	3,622,392	0.39%
Marathon CLO VI Ltd.	Subordinated Note (effective yield 0.00%, maturity 05/13/2028) ⁽⁹⁾ ⁽¹²⁾	06/06/14	6,375,000	191,250	638	0.00%
Marathon CLO VII Ltd.	Subordinated Note (effective yield 0.00%, maturity 10/28/2025) ⁽⁹⁾ ⁽¹¹⁾	10/30/14	10,526,000	-	1,053	0.00%
Marathon CLO VIII Ltd.	Income Note (effective yield 0.00%, maturity 10/18/2031) ⁽⁹⁾ ⁽¹¹⁾	06/16/15	16,333,000	391,992	244,995	0.03%

See accompanying notes to the consolidated financial statements

Eagle Point Credit Company Inc. & Subsidiaries

Consolidated Schedule of Investments

As of December 31, 2024

(expressed in U.S. dollars)

Issuer ⁽¹⁾	Investment Description	Acquisition Date ⁽²⁾	Principal Amount / Shares	Cost	Fair Value ⁽³⁾	% of Net Assets
Collateralized Loan Obligation Equity ⁽⁸⁾ (continued)
Structured Finance (continued)
United States (continued)
Marathon CLO X Ltd.	Subordinated Note (effective yield 0.00%, maturity 11/15/2029) ⁽⁹⁾ ⁽¹¹⁾	08/09/17	$2,550,000	$-	$5,100	0.00%
Marathon CLO XI Ltd.	Subordinated Note (effective yield 0.00%, maturity 04/20/2031) ⁽⁹⁾ ⁽¹¹⁾	02/06/18	2,075,000	45,650	20,750	0.00%
Marathon CLO XII Ltd.	Subordinated Note (effective yield 0.00%, maturity 04/18/2031) ⁽⁹⁾ ⁽¹¹⁾	09/06/18	4,500,000	265,500	135,000	0.01%
Morgan Stanley Eaton Vance CLO 2023-19, Ltd.	Subordinated Note (effective yield 13.24%, maturity 07/20/2036) ⁽⁹⁾	02/21/24	4,150,000	2,530,200	2,966,684	0.32%
Morgan Stanley Eaton Vance CLO 2023-20, Ltd.	Subordinated Note (effective yield 13.42%, maturity 01/20/2037) ⁽⁹⁾	05/08/24	6,050,000	4,605,498	4,361,174	0.47%
Muzinich & Co., Inc.	CLO Participation Fee	10/28/21	-	-	1,252,536	0.13%
OCP CLO 2019-17, Ltd.	Preferred Share (effective yield 14.52%, maturity 07/20/2037) ⁽⁹⁾	09/03/24	26,750,000	16,116,875	15,543,933	1.66%
OCP CLO 2021-22, Ltd.	Subordinated Note (effective yield 14.24%, maturity 10/20/2037) ⁽⁹⁾	05/08/24	6,855,000	4,787,260	4,537,595	0.48%
OCP CLO 2022-24, Ltd.	Subordinated Note (effective yield 14.03%, maturity 10/20/2037) ⁽⁹⁾	10/29/24	3,500,000	2,624,125	2,530,817	0.27%
OCP CLO 2023-26, Ltd.	Subordinated Note (effective yield 9.46%, maturity 04/17/2036) ⁽⁹⁾	08/12/24	3,000,000	2,296,931	2,506,942	0.27%
OCP CLO 2023-30, Ltd.	Subordinated Note (effective yield 10.46%, maturity 01/24/2037) ⁽⁹⁾	05/10/24	8,350,000	6,456,013	5,974,839	0.64%
Octagon Investment Partners XIV, Ltd.	Income Note (effective yield 0.00%, maturity 07/15/2029) ⁽⁹⁾ ⁽¹⁰⁾ ⁽¹²⁾	06/06/14	20,572,125	-	9,594	0.00%
Octagon Investment Partners 26, Ltd.	Income Note (effective yield 0.00%, maturity 07/15/2030) ⁽⁹⁾ ⁽¹⁰⁾ ⁽¹²⁾	03/23/16	13,750,000	1,857,741	293,954	0.03%
Octagon Investment Partners 27, Ltd.	Income Note (effective yield 0.00%, maturity 07/15/2030) ⁽⁹⁾ ⁽¹⁰⁾ ⁽¹²⁾	05/25/16	11,804,048	1,752,332	378,054	0.04%
Octagon Investment Partners 29, Ltd.	Subordinated Note (effective yield 9.76%, maturity 07/18/2039) ⁽⁹⁾ ⁽¹⁰⁾	05/05/21	23,400,000	9,141,889	7,098,043	0.76%
Octagon Investment Partners 37, Ltd.	Subordinated Note (effective yield 0.00%, maturity 07/25/2030) ⁽⁹⁾ ⁽¹²⁾	05/25/21	1,550,000	617,566	279,000	0.03%
Octagon Investment Partners 44, Ltd.	Income Note (effective yield 1.96%, maturity 10/15/2034) ⁽⁹⁾ ⁽¹⁰⁾	06/19/19	13,500,000	7,431,595	3,679,212	0.39%
Octagon Investment Partners 45, Ltd.	Subordinated Note (effective yield 15.40%, maturity 04/15/2035) ⁽⁹⁾	07/27/23	18,155,000	9,913,113	7,865,636	0.84%
Octagon Investment Partners 46, Ltd.	Income Note (effective yield 19.06%, maturity 07/15/2036) ⁽⁹⁾ ⁽¹⁰⁾	06/26/20	10,650,000	4,195,854	3,429,148	0.37%
Octagon Investment Partners 48, Ltd.	Subordinated Note (effective yield 14.42%, maturity 01/15/2039) ⁽⁹⁾	03/25/22	13,875,000	8,846,668	8,022,388	0.86%
Octagon Investment Partners 50, Ltd.	Income Note (effective yield 17.10%, maturity 01/16/2035) ⁽⁹⁾ ⁽¹⁰⁾	10/06/20	9,250,000	4,532,442	3,648,717	0.39%
Octagon 51, Ltd.	Income B Note (effective yield 15.39%, maturity 07/20/2034) ⁽⁹⁾	04/16/21	19,300,000	12,334,777	10,264,494	1.10%
Octagon 55, Ltd.	Subordinated Note (effective yield 11.04%, maturity 07/20/2034) ⁽⁹⁾	02/11/22	8,700,000	5,737,437	4,491,277	0.48%
Octagon 58, Ltd.	Income Note (effective yield 16.06%, maturity 07/15/2037) ⁽⁹⁾ ⁽¹⁰⁾	04/21/22	14,900,000	9,671,641	8,525,290	0.91%
OFSI BSL VIII, Ltd.	Income Note (effective yield 0.00%, maturity 08/16/2037) ⁽⁹⁾ ⁽¹⁰⁾ ⁽¹¹⁾	07/18/17	7,719,320	941,757	552,137	0.06%
Palmer Square CLO 2021-4, Ltd.	Subordinated Note (effective yield 16.78%, maturity 10/15/2034) ⁽⁹⁾	02/12/24	3,500,000	2,407,020	2,159,927	0.23%
Park Blue CLO 2022-II, Ltd.	Subordinated Note (effective yield 18.55%, maturity 07/20/2037) ⁽⁹⁾	12/10/24	36,000,000	22,365,000	22,155,527	2.36%
RAD CLO 27, Ltd.	Subordinated Note (effective yield 17.70%, maturity 01/20/2038) ⁽⁹⁾	12/11/24	10,800,000	9,878,555	9,878,555	1.05%
Regatta VII Funding Ltd.	Subordinated Note (effective yield 1.97%, maturity 06/20/2034) ⁽⁹⁾	10/01/21	6,450,000	2,331,880	1,675,627	0.18%
Regatta VII Funding Ltd.	Class R1A Note (effective yield 53.25%, maturity 06/20/2034) ⁽⁹⁾	10/01/21	10,126,500	16,399	13,892	0.00%
Regatta VII Funding Ltd.	Class R2 Note (effective yield 103.04%, maturity 06/20/2034) ⁽⁹⁾	10/01/21	10,126,500	103,778	124,698	0.01%
Regatta XII Funding Ltd.	Subordinated Note (effective yield 15.01%, maturity 10/15/2032) ⁽⁹⁾	12/12/24	20,575,000	12,119,875	12,000,477	1.28%
Regatta XII Funding Ltd.	Class R1A Note (effective yield 38.23%, maturity 10/15/2037) ⁽⁹⁾	12/12/24	14,629,350	37,424	55,216	0.01%
Regatta XII Funding Ltd.	Class R2 Note (effective yield 38.23%, maturity 10/15/2037) ⁽⁹⁾	12/12/24	14,629,350	336,815	496,945	0.05%
Regatta XVII Funding Ltd.	Subordinated Note (effective yield 16.47%, maturity 10/15/2037) ⁽⁹⁾	11/19/24	14,100,000	11,355,543	11,225,172	1.20%
Regatta XX Funding Ltd.	Income Note (effective yield 12.27%, maturity 10/15/2034) ⁽⁹⁾ ⁽¹⁰⁾	08/04/21	11,000,000	7,099,063	6,333,742	0.68%
Regatta XXI Funding Ltd.	Subordinated Note (effective yield 14.40%, maturity 10/20/2034) ⁽⁹⁾	06/10/22	9,000,000	5,927,511	6,050,594	0.65%
Regatta XXII Funding Ltd.	Subordinated Note (effective yield 26.75%, maturity 07/20/2035) ⁽⁹⁾	06/20/23	3,000,000	1,905,190	2,368,802	0.25%
Regatta XXIV Funding Ltd.	Subordinated Note (effective yield 20.31%, maturity 01/20/2035) ⁽⁹⁾	12/27/24	5,800,000	3,495,033	3,524,213	0.38%
Rockford Tower CLO 2019-1, Ltd.	Subordinated Note (effective yield 11.73%, maturity 04/20/2034) ⁽⁹⁾	06/14/21	10,300,000	6,390,231	4,081,720	0.44%
Rockford Tower CLO 2021-3, Ltd.	Subordinated Note (effective yield 14.69%, maturity 10/20/2034) ⁽⁹⁾	04/22/22	46,111,625	24,476,845	18,788,687	2.01%
Rockford Tower CLO 2022-3, Ltd.	Subordinated Note (effective yield 40.70%, maturity 07/20/2037) ⁽⁹⁾	07/27/23	3,600,000	1,556,332	2,566,319	0.27%
Rockford Tower CLO 2023-1, Ltd.	Subordinated Note (effective yield 11.37%, maturity 01/20/2036) ⁽⁹⁾	05/21/24	7,280,000	5,881,002	6,061,753	0.65%
RR 23 Ltd.	Subordinated Note (effective yield 12.41%, maturity 10/15/2035) ⁽⁹⁾	10/12/23	6,800,000	3,906,232	4,186,429	0.45%
RR 25 Ltd.	Subordinated Note (effective yield 12.61%, maturity 10/15/2037) ⁽⁹⁾	08/13/24	15,636,000	11,519,702	10,183,835	1.09%
Shackleton 2019-XIV CLO, Ltd.	Subordinated Note (effective yield 17.01%, maturity 07/20/2034) ⁽⁹⁾	02/01/24	5,525,000	4,002,104	3,520,588	0.38%
Signal Peak CLO 8, Ltd.	Subordinated Note (effective yield 18.26%, maturity 10/20/2037) ⁽⁹⁾	12/12/24	42,126,000	25,960,147	25,744,596	2.75%
Steele Creek CLO 2018-1, Ltd.	Income Note (effective yield 0.00%, maturity 04/15/2048) ⁽⁹⁾ ⁽¹⁰⁾ ⁽¹²⁾	03/28/18	11,370,000	3,450,982	113,700	0.01%
Steele Creek CLO 2019-1, Ltd.	Income Note (effective yield 0.00%, maturity 04/15/2049) ⁽⁹⁾ ⁽¹⁰⁾ ⁽¹²⁾	03/22/19	8,500,000	4,244,860	1,663,637	0.18%
Thompson Park CLO, Ltd.	Subordinated Note (effective yield 17.27%, maturity 04/15/2034) ⁽⁹⁾	07/25/24	34,025,000	25,582,533	24,006,521	2.56%
Unity-Peace Park CLO, Ltd.	Subordinated Note (effective yield 16.38%, maturity 04/20/2035) ⁽⁹⁾	09/07/23	34,020,000	24,277,836	21,715,798	2.32%
Venture 41 CLO, Limited	Subordinated Note (effective yield 18.06%, maturity 01/20/2034) ⁽⁹⁾	11/30/21	3,325,000	2,141,907	1,557,931	0.17%
Wehle Park CLO, Ltd.	Subordinated Note (effective yield 19.82%, maturity 04/21/2035) ⁽⁹⁾	07/01/24	4,000,000	2,695,294	2,663,527	0.28%
Wehle Park CLO, Ltd.	Class M-2 Note (effective yield 101.01%, maturity 04/21/2035) ⁽⁹⁾	07/01/24	4,000,000	37,320	66,719	0.01%
Wellman Park CLO, Ltd.	Subordinated Note (effective yield 17.20%, maturity 07/15/2037) ⁽⁹⁾	09/20/23	20,025,000	13,129,898	13,351,109	1.43%
Wellman Park CLO, Ltd.	Class M-1 Note (effective yield 31.90%, maturity 07/15/2037) ⁽⁹⁾	09/20/23	20,025,000	180,981	232,733	0.02%
Wellman Park CLO, Ltd.	Class M-2 Note (effective yield 14.28%, maturity 07/15/2037) ⁽⁹⁾	09/20/23	24,205,000	559,036	648,151	0.07%
Whetstone Park CLO, Ltd.	Subordinated Note (effective yield 17.19%, maturity 01/20/2035) ⁽⁹⁾	05/03/22	10,560,000	7,580,978	6,623,077	0.71%
Wind River 2013-2 CLO Ltd.	Income Note (effective yield 0.00%, maturity 10/18/2030) ⁽⁹⁾ ⁽¹⁰⁾ ⁽¹²⁾	06/06/14	11,597,500	3,097,068	259,053	0.03%
Wind River 2014-1 CLO Ltd.	Subordinated Note (effective yield 0.00%, maturity 07/18/2031) ⁽⁹⁾ ⁽¹²⁾	05/05/16	9,681,764	968	968	0.00%
Wind River 2014-3 CLO Ltd.	Subordinated Note (effective yield 0.00%, maturity 10/22/2031) ⁽⁹⁾ ⁽¹²⁾	12/17/14	11,000,000	1,100	1,100	0.00%
Wind River 2017-1 CLO Ltd.	Income Note (effective yield 1.96%, maturity 04/18/2036) ⁽⁹⁾ ⁽¹⁰⁾	02/02/17	17,700,000	9,104,290	4,797,591	0.51%
Wind River 2017-3 CLO Ltd.	Income Note (effective yield 1.24%, maturity 04/15/2035) ⁽⁹⁾ ⁽¹⁰⁾	08/09/17	23,940,000	12,810,116	6,971,711	0.74%
Wind River 2018-1 CLO Ltd.	Income Note (effective yield 0.00%, maturity 07/15/2030) ⁽⁹⁾ ⁽¹⁰⁾ ⁽¹²⁾	06/22/18	15,750,000	7,049,281	4,275,779	0.46%
Wind River 2019-2 CLO Ltd.	Income Note (effective yield 10.56%, maturity 01/15/2035) ⁽⁹⁾ ⁽¹⁰⁾	09/20/19	13,470,000	7,952,217	5,151,559	0.55%
Wind River 2022-2 CLO Ltd.	Income Note (effective yield 8.56%, maturity 07/20/2035) ⁽⁹⁾ ⁽¹⁰⁾	06/03/22	8,950,000	5,764,838	3,108,707	0.33%
Zais CLO 3, Limited	Income Note (effective yield 0.00%, maturity 07/15/2031) ⁽⁹⁾ ⁽¹⁰⁾ ⁽¹²⁾	04/08/15	16,871,644	-	39,161	0.00%
Zais CLO 5, Limited	Subordinated Note (effective yield 0.00%, maturity 10/15/2028) ⁽⁹⁾ ⁽¹²⁾	09/23/16	5,950,000	595	595	0.00%
Zais CLO 6, Limited	Subordinated Note (effective yield 0.00%, maturity 07/15/2029) ⁽⁹⁾ ⁽¹⁰⁾ ⁽¹²⁾	05/03/17	11,600,000	-	14,133	0.00%
Zais CLO 7, Limited	Income Note (effective yield 0.00%, maturity 04/15/2030) ⁽⁹⁾ ⁽¹²⁾	09/11/17	12,777,500	1,278	1,278	0.00%
Zais CLO 9, Limited	Subordinated Note (effective yield 0.00%, maturity 07/20/2031) ⁽⁹⁾ ⁽¹¹⁾	10/29/18	3,015,000	11,759	9,045	0.00%
Total United States				1,185,360,567	1,040,124,721	111.08%
European Union - Various
Aqueduct European CLO 5-2020 DAC	Class M-1 Note (effective yield 12.92%, maturity 04/20/2034) ⁽⁹⁾ ⁽¹⁰⁾ ⁽¹³⁾	12/27/24	13,158,000	11,313,060	11,166,512	1.19%
Aqueduct European CLO 5-2020 DAC	Class M-2 Note (effective yield 30.75%, maturity 04/20/2034) ⁽⁹⁾ ⁽¹³⁾	12/27/24	13,304,000	10,757,306	10,613,379	1.13%
BBAM European CLO II DAC	Subordinated Note (effective yield 29.58%, maturity 10/15/2034) ⁽⁹⁾ ⁽¹⁰⁾ ⁽¹³⁾	11/05/21	1,000,000	1,066,563	1,013,274	0.11%
Blackrock European CLO XV DAC	Subordinated Note (effective yield 16.40%, maturity 01/28/2038) ⁽⁹⁾ ⁽¹³⁾	11/29/24	3,250,000	3,267,193	3,198,804	0.34%
CIFC European Funding VI DAC	Subordinated Note (effective yield 19.10%, maturity 10/15/2037) ⁽⁹⁾ ⁽¹³⁾	07/17/24	5,000,000	4,891,126	4,757,780	0.51%
Clonkeen Park CLO DAC	Subordinated Note (effective yield 17.70%, maturity 10/15/2037) ⁽⁹⁾ ⁽¹⁰⁾ ⁽¹³⁾	08/16/24	33,291,000	26,443,547	24,821,742	2.65%
CVC Cordatus Loan Fund XXXIII DAC	Subordinated Note (effective yield 17.70%, maturity 03/24/2038) ⁽⁹⁾ ⁽¹³⁾	10/18/24	5,417,000	4,825,502	4,548,331	0.49%
Dryden 88 Euro CLO 2020 DAC	Subordinated Note (effective yield 16.60%, maturity 07/20/2034) ⁽⁹⁾ ⁽¹³⁾	04/23/21	600,000	496,722	359,892	0.04%
OCP Euro CLO 2019-3 DAC	Subordinated Note (effective yield 21.51%, maturity 04/20/2033) ⁽⁹⁾ ⁽¹³⁾	05/26/21	1,500,000	1,111,105	1,035,327	0.11%
OCP Euro CLO 2022-6 DAC	Subordinated Note (effective yield 14.76%, maturity 07/20/2036) ⁽⁹⁾ ⁽¹³⁾	04/23/24	1,125,000	936,715	930,783	0.10%
OCP Euro CLO 2024-10 DAC	Subordinated Note (effective yield 16.71%, maturity 10/20/2037) ⁽⁹⁾ ⁽¹³⁾	07/10/24	5,000,000	4,466,963	4,458,751	0.48%
Sculptor European CLO XII DAC	Subordinated Note (effective yield 19.40%, maturity 01/15/2038) ⁽⁹⁾ ⁽¹³⁾	11/27/24	7,050,000	5,958,378	5,843,322	0.62%
Total European Union - Various				75,534,180	72,747,897	7.77%
Total Collateralized Loan Obligation Equity				1,260,894,747	1,112,872,618	118.85%

See accompanying notes to the consolidated financial statements

Eagle Point Credit Company Inc. & Subsidiaries

Consolidated Schedule of Investments

As of December 31, 2024

(expressed in U.S. dollars)

Issuer ⁽¹⁾	Investment Description	Acquisition Date ⁽²⁾	Principal Amount / Shares	Cost	Fair Value ⁽³⁾	% of Net Assets
Loan Accumulation Facilities ⁽¹⁴⁾
Structured Finance
United States
Steamboat XLVIII Ltd.	Loan Accumulation Facility ⁽⁹⁾	04/08/24	$6,845,375	$6,845,375	$6,921,177	0.74%
Steamboat XLIX Ltd.	Loan Accumulation Facility ⁽⁹⁾	06/03/24	7,220,250	7,220,250	7,213,328	0.77%
Steamboat L Ltd.	Loan Accumulation Facility ⁽⁹⁾	09/24/24	1,900,000	1,900,000	1,915,735	0.20%
Steamboat LI Ltd.	Loan Accumulation Facility ⁽⁹⁾	09/05/24	10,169,125	10,169,125	10,170,798	1.09%
Steamboat LII Ltd.	Loan Accumulation Facility ⁽⁹⁾	12/23/24	4,730,500	4,730,500	4,735,555	0.51%
Total Loan Accumulation Facilities				30,865,250	30,956,593	3.31%

Asset Backed Securities
Structured Finance
Germany
Cork Harmony Consumer Loans DAC	Mezzanine Loan, 11.90% (1M EURIBOR + 10.50%, due 07/15/2027) ⁽⁶⁾ ⁽⁹⁾ ⁽¹³⁾ ⁽¹⁶⁾	07/13/23	5,142,857	5,626,675	5,328,257	0.57%
Fortuna Consumer Loan ABS 2024-2 DAC	Class G Note, 13.37% (1M EURIBOR + 10.50%, due 10/18/2034) ⁽⁶⁾ ⁽⁹⁾ ⁽¹³⁾	09/13/24	7,500,000	8,308,125	7,779,699	0.83%
Noria DE 2024	Class G Note, 10.13% (1M EURIBOR + 7.25%, due 02/25/2043) ⁽⁶⁾ ⁽⁹⁾ ⁽¹³⁾	07/17/24	2,900,000	3,171,440	3,071,546	0.33%
Total Germany				17,106,240	16,179,502	1.73%
Spain
Autonoria Spain 2022 FT	Class G Note, 14.88% (1M EURIBOR + 12.00%, due 01/31/2040) ⁽⁶⁾ ⁽⁹⁾ ⁽¹³⁾	09/14/22	1,524,607	1,521,329	1,601,831	0.17%
BBVA Consumo FTA	Class E Note, 11.42% (3M EURIBOR + 8.20%, due 04/21/2037) ⁽⁶⁾ ⁽⁹⁾ ⁽¹³⁾	05/10/24	1,340,435	1,443,849	1,423,059	0.15%
Total Spain				2,965,178	3,024,890	0.32%
United States
Carvana Auto Receivables Trust 2024-P2	Class R Note (effective yield 18.55%, maturity 06/10/2031) ⁽⁸⁾ ⁽⁹⁾	06/04/24	23,083	8,704,368	8,699,768	0.93%
Carvana Auto Receivables Trust 2024-P3	Class R Note (effective yield 16.82%, maturity 09/10/2032) ⁽⁸⁾ ⁽⁹⁾	09/10/24	17,730	9,998,302	10,268,141	1.10%
Carvana Auto Receivables Trust 2024-P4	Class R Note (effective yield 16.30%, maturity 12/10/2032) ⁽⁸⁾ ⁽⁹⁾	12/10/24	15,578	7,560,159	7,573,789	0.81%
Chase Auto Owner Trust 2024-4	Class R1 Note (effective yield 13.14%, maturity 11/25/2031) ⁽⁸⁾ ⁽⁹⁾	07/25/24	5,000	1,994,394	2,090,663	0.22%
Cherry Securitization Trust 2024-1	Class D Note, 12.28% (due 04/15/2032) ⁽⁹⁾ ⁽¹⁵⁾	09/25/24	4,250,000	4,248,122	4,228,750	0.45%
Mercury Financial Credit Card Master Trust Series 2024-VFN1	Class B Note, 12.89% (SOFR + 8.50%, due 01/20/2028) ⁽⁶⁾ ⁽⁹⁾ ⁽¹⁶⁾	09/20/24	1,278,877	1,278,877	1,278,211	0.14%
PenFed Auto Receivables Owner Trust	Class R1 Note (effective yield 19.26%, maturity 09/15/2032) ⁽⁸⁾ ⁽⁹⁾	08/15/24	47,660	5,795,595	6,125,623	0.65%
Total United States				39,579,817	40,264,945	4.30%
Total Asset Backed Securities				59,651,235	59,469,337	6.35%

Bank Debt Term Loan
Consumer Products
United States
JP Intermediate B LLC	First Lien Senior Secured Term Loan, 11.01% (3M SOFR + 5.76%, due 08/21/2027) ⁽⁶⁾	03/02/21	496,049	489,366	28,833	0.00%

Collateralized Fund Obligation Equity ⁽⁸⁾
Structured Finance
United States
ALP CFO 2024, L.P.	Subordinated Loan, DD (effective yield 38.50%, maturity 10/15/2036) ⁽⁹⁾ ⁽¹⁶⁾	10/21/24	8,143,000	8,143,000	7,641,315	0.82%
Glendower Capital Secondaries CFO, LLC	Subordinated Loan, DD (effective yield 44.85%, maturity 07/12/2038) ⁽⁹⁾	07/13/23	2,203,689	2,203,689	2,625,418	0.28%
StepStone Private Equity LP Secondary Opportunities Ltd.	Subordinated Loan, DD (effective yield 28.90%, maturity 12/28/2035) ⁽⁹⁾ ⁽¹⁶⁾	07/03/24	8,838,734	8,838,734	8,528,023	0.91%
Total Collateralized Fund Obligation Equity				19,185,423	18,794,756	2.01%

Common Stock
Financial Services
United States
Delta Financial Holdings LLC	Common Units ⁽⁹⁾ ⁽¹⁷⁾ ⁽¹⁸⁾	07/19/23	1	1,147	574	0.00%
Delta Leasing SPV III, LLC	Common Equity ⁽⁹⁾ ⁽¹⁷⁾ ⁽¹⁸⁾	07/19/23	18	18	9	0.00%
Lender MCS Holdings, Inc.	Common Stock ⁽¹⁷⁾	08/12/22	589	-	5,301	0.00%
Senior Credit Corp 2022 LLC	Common Stock ⁽¹⁶⁾ ⁽¹⁸⁾	01/30/23	2,950,684	2,950,684	3,419,612	0.37%
Total Financial Services				2,951,849	3,425,496	0.37%
Leisure
United States
All Day Holdings LLC	Common Stock ⁽¹⁷⁾	08/19/22	560	-	8	0.00%
Oil & Gas
United States
McDermott International Ltd	Common Stock ⁽¹⁷⁾	12/31/20	243,875	126,820	20,729	0.00%
Total Common Stock				3,078,669	3,446,233	0.37%

Equipment Financing
Equipment Financing
United States
Applied Digital Corporation	Equipment Financing, 14.62% (due 04/01/2026) ⁽⁹⁾ ⁽¹⁵⁾	07/08/24	3,453,421	3,453,421	3,496,728	0.37%
Applied Digital Corporation	Equipment Financing, 14.62% (due 04/01/2026) ⁽⁹⁾ ⁽¹⁵⁾	07/08/24	3,301,328	3,301,328	3,342,728	0.36%
Total Equipment Financing				6,754,749	6,839,456	0.73%

Loans and Notes
Structured Finance
United States
Glendower Capital Secondaries CFO, LLC	Collateralized Fund Obligation,Class B Secured Loan, DD, 11.50% (due 07/12/2038) ⁽⁹⁾ ⁽¹⁵⁾	07/13/23	2,111,133	2,090,022	2,166,281	0.23%
Glendower Capital Secondaries CFO, LLC	Collateralized Fund Obligation,Class C Secured Loan, DD, 14.50% (due 07/12/2038) ⁽⁹⁾ ⁽¹⁵⁾	07/13/23	966,685	957,018	995,571	0.11%
Total Structured Finance				3,047,040	3,161,852	0.34%
Financial Services
United States
Delta Leasing SPV III, LLC	Senior Secured Note, DD, 13.00% (due 07/18/2030) ⁽⁷⁾ ⁽⁹⁾ ⁽¹⁵⁾ ⁽¹⁶⁾ ⁽¹⁸⁾	07/19/23	9,789,935	9,789,935	9,794,830	1.05%
Senior Credit Corp 2022 LLC	Senior Unsecured Note, 8.50% (due 12/05/2028) ⁽¹⁵⁾ ⁽¹⁶⁾ ⁽¹⁸⁾	01/30/23	6,884,929	6,884,929	6,884,929	0.73%
Total Financial Services				16,674,864	16,679,759	1.78%
Total Loans and Notes				19,721,904	19,841,611	2.12%

See accompanying notes to the consolidated financial statements

Eagle Point Credit Company Inc. & Subsidiaries

Consolidated Schedule of Investments

As of December 31, 2024

(expressed in U.S. dollars)

Issuer ⁽¹⁾	Investment Description	Acquisition Date ⁽²⁾	Principal Amount / Shares	Cost	Fair Value ⁽³⁾	% of Net Assets
Preferred Stock
Financial Services
United States
Delta Financial Holdings LLC	Preferred Units ⁽⁹⁾ ⁽¹⁷⁾ ⁽¹⁸⁾	07/19/23	252	$251,801	$251,864	0.03%

Regulatory Capital Relief Securities
Banking
France
AASFL 2022-1	Credit Linked Note - Class B, 15.38% (1M EURIBOR + 12.50%, due 12/27/2030) ⁽⁶⁾ ⁽⁹⁾ ⁽¹³⁾	11/22/22	1,904,518	1,961,559	1,983,013	0.21%
BNP Paribas	Credit Linked Note, 12.69% (3M EURIBOR + 9.50%, due 10/12/2032) ⁽⁶⁾ ⁽⁹⁾ ⁽¹³⁾	09/22/23	802,104	853,960	848,042	0.09%
FCT Junon 2023-1	Class A Note, 12.81% (3M EURIBOR + 9.75%, due 11/08/2033) ⁽⁶⁾ ⁽⁹⁾ ⁽¹³⁾	09/26/23	4,800,000	5,074,320	5,076,921	0.54%
PXL 2022-1	Junior Credit Linked Note, 16.20% (3M EURIBOR + 12.875%, due 12/29/2029) ⁽⁶⁾ ⁽⁹⁾ ⁽¹³⁾	12/16/22	3,800,000	3,924,067	3,923,549	0.42%
Total France				11,813,906	11,831,525	1.26%
United States
Ally Bank Auto Credit-Linked Notes Series 2024-A	Credit Linked Note - Class G, 12.75% (due 05/17/2032) ⁽⁹⁾ ⁽¹⁵⁾	06/13/24	3,912,985	3,912,985	3,943,506	0.42%
Ally Bank Auto Credit-Linked Notes Series 2024-B	Credit Linked Note - Class G, 11.40% (due 09/15/2032) ⁽⁹⁾ ⁽¹⁵⁾	10/29/24	2,332,040	2,332,040	2,332,040	0.25%
CRAFT 2022-1	Credit Linked Note, 16.63% (CD SOFR + 12.00%, due 04/21/2032) ⁽⁶⁾ ⁽⁹⁾	10/26/22	4,117,344	4,117,344	4,344,950	0.46%
Huntington Bank Auto 2024-1	Credit Linked Note - Class E, 12.85% (CD SOFR + 8.25%, due 05/20/2032) ⁽⁶⁾ ⁽⁹⁾	06/14/24	1,916,016	1,916,016	1,920,806	0.21%
Huntington Bank Auto 2024-2	Credit Linked Note - Class G, 12.10% (CD SOFR + 7.50%, due 10/20/2032) ⁽⁶⁾ ⁽⁹⁾	10/29/24	926,007	926,007	926,007	0.10%
LOFT 2022-1	Class C Note, 23.95% (CD SOFR + 19.00%, due 02/28/2032) ⁽⁶⁾ ⁽⁹⁾	08/22/22	1,626,853	1,553,707	1,839,381	0.20%
Manitoulin USD Ltd.	Guarantee Linked Note - Class F, 15.35% (CD SOFR + 10.25%, due 11/10/2027) ⁽⁶⁾ ⁽⁹⁾	10/12/22	3,800,000	3,800,000	3,824,769	0.41%
Santander Bank Auto Credit-Linked Notes Series 2024-B	Credit Linked Note - Class G, 12.23% (due 01/18/2033) ⁽⁹⁾ ⁽¹⁵⁾	12/10/24	5,375,000	5,375,000	5,375,000	0.57%
Standard Chartered 7	Class B Note, 16.19% (CD SOFR + 11.00%, due 04/25/2031) ⁽⁶⁾ ⁽⁹⁾	10/07/22	5,536,923	5,536,923	5,500,504	0.59%
TRAFIN 2023-1	Credit Linked Note, 14.80% (CD SOFR + 10.00%, due 06/01/2029) ⁽⁶⁾ ⁽⁹⁾	11/27/23	2,375,000	2,375,000	2,464,984	0.26%
Total United States				31,845,022	32,471,947	3.47%
Total Regulatory Capital Relief Securities				43,658,928	44,303,472	4.73%

Total investments, at fair value as of December 31, 2024				$1,547,236,173	$1,403,045,717	149.86%

Investments purchased under agreements to resell, at fair value
Asset Backed Securities
United States
Pagaya AI Debt Selection Trust	Class EFR Note (due 12/15/2031)	08/22/24	3,789,735	3,789,735	3,789,735	0.40%
Total investments purchased under agreements to resell, at fair value as of December 31, 2024				$3,789,735	$3,789,735	0.40%

Liabilities, at fair value ⁽¹⁹⁾
6.6875% Unsecured Notes due 2028	Unsecured Note		$(32,423,800)	$(32,423,800)	$(31,541,873)	-3.37%
5.375% Unsecured Notes due 2029	Unsecured Note		(93,250,000)	(93,250,000)	(84,521,800)	-9.02%
7.75% Unsecured Notes due 2030	Unsecured Note		(115,000,000)	(115,000,000)	(113,758,000)	-12.14%
6.75% Unsecured Notes due 2031	Unsecured Note		(44,850,000)	(44,850,000)	(42,141,060)	-4.50%
6.50% Series C Term Preferred Stock due 2031	Preferred Stock		(54,313,825)	(54,313,825)	(49,751,464)	-5.31%
8.00% Series F Term Preferred Stock due 2029	Preferred Stock		(62,156,100)	(62,172,446)	(62,017,616)	-6.62%
Total liabilities, at fair value as of December 31, 2024				$(402,010,071)	$(383,731,813)	-40.96%

Net assets above (below) investments, liabilities and investments purchased under agreements to resell, at fair value					(86,235,880)

Net assets as of December 31, 2024					$936,867,759

See accompanying notes to the consolidated financial statements

Eagle Point Credit Company Inc. & Subsidiaries

Consolidated Schedule of Investments

As of December 31, 2024

(expressed in U.S. dollars)

Footnotes to the Consolidated Schedule of Investments:
(1)	Unless otherwise noted, the Company is not affiliated with, nor does it “control” (as such term is defined in the Investment Company Act of 1940 (the “1940 Act”)), any of the issuers listed. In general, under the 1940 Act, the Company would be presumed to “control” an issuer if it owned 25% or more of its voting securities.
(2)	Acquisition date represents the initial date of purchase or the date the investment was contributed to the Company at the time of the Company’s formation.
(3)	Fair value is determined by the Adviser in accordance with written valuation policies and procedures, subject to oversight by the Company’s Board of Directors, in accordance with Rule 2a-5 under the 1940 Act.
(4)	All securities are exempt from registration under the Securities Act of 1933, and are deemed to be “restricted securities”.
(5)	Country represents the principal country of risk where the investment has exposure.
(6)	Variable rate investment. Interest rate shown reflects the rate in effect at the reporting date. Investment description includes the reference rate and spread.
(7)	As of December 31, 2024, the investment includes interest income capitalized as additional investment principal, referred to as “PIK” interest. The PIK interest rate represents the interest rate at payment date when PIK interest is received. See Note 2 “Summary of Significant Accounting Policies” for further discussion.
(8)	Collateralized loan obligation (“CLO”) equity, Collateralized Fund Obligations equity and Asset Backed Security residual tranches are entitled to recurring distributions which are generally equal to the remaining cash flow of payments made by underlying assets less contractual payments to debt holders and fund expenses. The effective yield is estimated based on the current projection of the amount and timing of these recurring distributions in addition to the estimated amount of terminal principal payment. The effective yield and investment cost may ultimately not be realized. As of December 31, 2024, the Company’s weighted average effective yield on its aggregate CLO equity positions, based on current amortized cost, was 14.59%. When excluding called CLOs, the Company’s weighted average effective yield on its CLO equity positions was 14.61%.
(9)	Classified as Level III investment. See Note 3 “Investments” for further discussion.
(10)	Fair value includes the Company’s interest in fee rebates on CLO subordinated and income notes.
(11)	As of December 31, 2024, the investment has been called. Expected value of residual distributions, once received, is anticipated to be recognized as return of capital, pending any remaining amortized cost, and/or realized gain for any amounts received in excess of such amortized cost.
(12)	As of December 31, 2024 the effective yield has been estimated to be 0%. The aggregate projected amount of future recurring distributions and terminal principal payment is less than the amortized investment cost. Future recurring distributions, once received, will be recognized solely as return of capital until the aggregate projected amount of future recurring distributions and terminal principal payment exceeds the amortized investment cost.
(13)	Investment principal amount is denominated in EUR.
(14)	Loan accumulation facilities are financing structures intended to aggregate loans that may be used to form the basis of a CLO vehicle.
(15)	Fixed rate investment.
(16)	This investment has an unfunded commitment as of December 31, 2024. See Note 11 “Commitments and Contingencies” for further discussion.
(17)	The following investment is not an income producing security.
(18)	The following is an affiliated investment as defined under the 1940 act, which represents investments in which the Company owns 5% or more of the outstanding voting securities under common ownership or control. See Note 6 “Related Party Transactions” for further discussion.
(19)	The Company has accounted for its 6.6875% Notes due 2028, 5.375% Notes due 2029, 7.75% Notes due 2030, 6.75% Notes due 2031, 6.50% Series C Term Preferred Stock due 2031 and 8.00% Series F Term Preferred Stock due 2029 utilizing the fair value option election under ASC Topic 825. Accordingly, the aforementioned notes and preferred stock are carried at their fair value. See Note 2 “Summary of Significant Accounting Policies” for further discussion.

Reference Key:
CD	Compounded Daily
DD	Delayed Draw
EUR	Euro
EURIBOR	Euro London Interbank Offered Rate
SOFR	Secured Overnight Financing Rate
USD	United States Dollar

See accompanying notes to the consolidated financial statements

Eagle Point Credit Company Inc. & Subsidiaries

Consolidated Schedule of Investments

As of December 31, 2024

(expressed in U.S. dollars)

Forward Currency Contracts, at Fair Value (1)

Currency Purchased		Currency Sold		Counterparty	Acquisition Date	Settlement Date	Fair Value

Unrealized appreciation on forward currency contracts
USD	22,107,445	EUR	21,169,600	Barclays Bank PLC	12/27/2024	1/31/2025	$174,744
USD	1,333,050	EUR	1,280,523	Barclays Bank PLC	12/23/2024	1/31/2025	6,369
USD	3,428,543	EUR	3,250,000	Barclays Bank PLC	12/2/2024	1/31/2025	61,390
USD	3,894,050	EUR	3,673,992	Barclays Bank PLC	11/27/2024	1/31/2025	87,622
USD	1,819,128	EUR	1,660,089	Barclays Bank PLC	11/5/2024	1/31/2025	99,198
USD	70,607,305	EUR	64,645,976	Barclays Bank PLC	10/30/2024	1/31/2025	3,631,035
USD	3,388,984	CAD	4,691,719	Barclays Bank PLC	10/30/2024	1/31/2025	125,086
Total unrealized appreciation on forward currency contracts							$4,185,444

Unrealized depreciation on forward currency contracts
CAD	4,661,408	USD	3,321,609	Barclays Bank PLC	11/27/2024	1/31/2025	$(78,798)
CAD	30,311	USD	21,981	Barclays Bank PLC	11/5/2024	1/31/2025	(895)
Total unrealized depreciation on forward currency contracts							$(79,693)

(1)	See Note 4 “Derivative Contracts” for further discussion relating to forward currency contracts held by the Company.

See accompanying notes to the consolidated financial statements

Eagle Point Credit Company Inc. & Subsidiaries

Consolidated Statement of Operations

For the year ended December 31, 2024

(expressed in U.S. dollars)

INVESTMENT INCOME
Interest income (1)	$171,412,320
Other income	7,496,878
Dividend income (1)	858,344
Total Investment Income	179,767,542

EXPENSES
Incentive fee	25,311,068
Interest expense	18,339,751
Management fee	17,572,255
Commission expense	5,387,680
Professional fees	2,635,520
Administration fees	1,429,038
Tax expense	788,186
Directors’ fees	397,500
Other expenses	1,480,760
Total Expenses	73,341,758

NET INVESTMENT INCOME	106,425,784

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments, foreign currency and cash equivalents	(30,173,036)
Forward currency contracts	336,488
Net unrealized appreciation (depreciation) on:
Investments, foreign currency and cash equivalents (1)	(2,025,059)
Forward currency contracts	5,479,647
Net change in unrealized (appreciation) depreciation on liabilities at fair value under the fair value option	5,447,384
NET REALIZED AND UNREALIZED GAIN (LOSS)	(20,934,576)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	85,491,208

DISTRIBUTIONS AND AMORTIZATION ON TEMPORARY EQUITY (NOTE 2)
6.75% Series D Perpetual Preferred Stock	(3,762,891)
7.00% Series AA Convertible Perpetual Preferred Stock	(1,385,037)
7.00% Series AB Convertible Perpetual Preferred Stock	(33,582)
Total Distributions and Amortization on Temporary Equity	(5,181,510)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ATTRIBUTABLE TO COMMON STOCKHOLDERS	$80,309,698

(1)	Interest income, dividend income and net unrealized appreciation (depreciation) on investments, foreign currency and cash equivalents include balances attributed to affiliated investments of $1,426,537, $720,193 and $230,255, respectively. See Note 6 “Related Party Transactions” for further discussion.

See accompanying notes to the consolidated financial statements

Eagle Point Credit Company Inc. & Subsidiaries

Consolidated Statement of Comprehensive Income

For the year ended December 31, 2024

(expressed in U.S. dollars)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ATTRIBUTABLE TO COMMON STOCKHOLDERS	$80,309,698

OTHER COMPREHENSIVE INCOME (LOSS) (1)
Change in unrealized (appreciation) depreciation on liabilities at fair value under the fair value option	(7,425,746)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS AND COMPREHENSIVE INCOME ATTRIBUTABLE TO COMMON STOCKHOLDERS	$72,883,952

(1)	See Note 2 “Summary of Significant Accounting Policies - Other Financial Assets and Financial Liabilities at Fair Value” for further discussion relating to other comprehensive income.

See accompanying notes to the consolidated financial statements

Eagle Point Credit Company Inc. & Subsidiaries

Consolidated Statements of Changes in Net Assets

(expressed in U.S. dollars, except share amounts)

	For the	For the
	year ended	year ended
	December 31, 2024	December 31, 2023
Net increase (decrease) in net assets resulting from operations:
Net investment income	$106,425,784	$88,134,018
Net realized gain (loss) on:
Investments, foreign currency and cash equivalents	(30,173,036)	(16,255,570)
Forward currency contracts	336,488	(162,560)
Net unrealized appreciation (depreciation) on:
Investments, foreign currency and cash equivalents	(2,025,059)	51,957,990
Forward currency contracts	5,479,647	(1,373,895)
Net unrealized (appreciation) depreciation on liabilities at fair value under the fair value option	5,447,384	(3,548,112)
Total net increase (decrease) in net assets resulting from operations	85,491,208	118,751,871

Net increase (decrease) in net assets resulting from other comprehensive income (loss):
Net change in unrealized (appreciation) depreciation on liabilities at fair value under the fair value option	(7,425,746)	(5,861,663)

Common stock distributions:
Total earnings distributed	(174,564,856)	(120,694,640)
Common stock distributions from tax return of capital	(9,826,464)	-
Total common stock distributions	(184,391,320)	(120,694,640)

Distributions and amortization on temporary equity
6.75% Series D Perpetual Preferred Stock	(3,762,891)	(1,863,486)
7.00% Series AA Convertible Perpetual Preferred Stock	(1,385,037)	-
7.00% Series AB Convertible Perpetual Preferred Stock	(33,582)	-
Total distributions and amortization on temporary equity	(5,181,510)	(1,863,486)

Capital share transactions:
Issuance of shares of common stock pursuant to the Company’s “at the market” program, net of commissions and offering expenses	318,688,885	201,608,459
Issuance of shares of common stock pursuant to the Company’s dividend reinvestment plan	21,342,675	17,137,262
Total increase in net assets from capital share transactions	340,031,560	218,745,721

Total increase (decrease) in net assets	228,524,192	209,077,803
Net assets at beginning of period	708,343,567	499,265,764
Net assets at end of period	$936,867,759	$708,343,567

Capital share activity:
Shares of common stock issued pursuant to the Company’s “at the market” program	32,584,457	20,155,643
Shares of common stock issued pursuant to the Company’s dividend reinvestment plan	2,302,409	1,746,514
Total increase (decrease) in capital share activity	34,886,866	21,902,157

See accompanying notes to the consolidated financial statements

Eagle Point Credit Company Inc. & Subsidiaries

Consolidated Statement of Cash Flows

For the year ended December 31, 2024

(expressed in U.S. dollars)

CASH FLOWS FROM OPERATING ACTIVITIES
Net increase (decrease) in net assets resulting from operations	$85,491,208

Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used in) operating activities:
Purchases of investments	(929,021,465)
Proceeds from sales of investments and repayments of principal ⁽¹⁾	400,261,496
Purchases of investments purchased under agreements to resell	(4,663,780)
Proceeds from investments purchased under agreements to resell	874,752
Payment-in-kind interest	(264,939)
Net realized gain (loss) on:
Investments, foreign currency and cash equivalents	30,173,036
Forward currency contracts	(336,488)
Net unrealized appreciation (depreciation) on:
Investments, foreign currency and cash equivalents	2,025,059
Forward currency contracts	(5,479,647)
Net change in unrealized appreciation (depreciation) on liabilities at fair value under the fair value option	(5,447,384)
Amortization (accretion) included in interest expense	(46,624)
Amortization (accretion) of premiums or discounts on debt securities	(649,500)
Changes in assets and liabilities:
Interest receivable	(6,684,630)
Excise tax refund receivable	(115,215)
Prepaid expenses	309,065
Incentive fee payable	(225,474)
Management fee payable	1,664,346
Professional fees payable	550,316
Interest payable	537,113
Deferred tax liability	453,314
Administration fees payable	185,811
Tax expense payable	37
Due to affiliates	(1,524)
Other expenses payable	1,410,302
Net cash provided by (used in) operating activities	(429,000,815)

CASH FLOWS FROM FINANCING ACTIVITIES
Common stock distributions, net of reinvestment and change in common stock distribution payable	(163,847,421)
Issuance of shares of common stock pursuant to the Company’s
“at the market” program, net of commissions and offering expenses	318,688,885
Issuance of 7.75% Unsecured Notes due 2030	115,000,000
Issuance of 8.00% Series F Term Preferred Stock due 2029	49,000,000
Issuance of 8.00% Series F Term Preferred Stock due 2029 pursuant to the Company’s “at the market” program	13,156,100
Share issuance (discount) premium associated with 8.00% Series F Term Preferred Stock due 2029	21,897
Issuance of 6.75% Series D Perpetual Preferred Stock pursuant to the Company’s “at the market” program	58,283,943
Issuance of 7.00% Series AA Convertible Perpetual Preferred Stock	36,034,993
7.00% Series AA Convertible Perpetual Preferred Stock issued pursuant to the Company’s dividend reinvestment plan	15,423
Issuance of 7.00% Series AB Convertible Perpetual Preferred Stock	2,630,995
6.75% Series D Perpetual Preferred Stock distributions	(3,762,891)
7.00% Series AA Convertible Perpetual Preferred Stock distributions, net of amortization of offering costs	(819,713)
7.00% Series AB Convertible Perpetual Preferred Stock distributions, net of amortization of offering costs	(26,661)
Net cash provided by (used in) financing activities	424,375,550

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(4,625,265)

EFFECT OF FOREIGN EXCHANGE RATE CHANGES ON CASH AND CASH EQUIVALENTS	404,590

CASH, CASH EQUIVALENTS AND RESTRICTED CASH, BEGINNING OF PERIOD	46,445,467

CASH, CASH EQUIVALENTS AND RESTRICTED CASH, END OF PERIOD	$42,224,792

Supplemental disclosures:
Cash paid for interest expense	$17,866,484
Cash paid for excise tax	$350,000
Cash paid for distributions on temporary equity	$4,593,007
Cash paid for franchise taxes	$100,050

(1)	Proceeds from sales or maturity of investments includes $106,100,396 of return of capital on CLO equity investments from recurring cash flows and distributions from called deals.

See accompanying notes to the consolidated financial statements

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2024

1.	ORGANIZATION

Eagle Point Credit Company Inc. (the “Company”) is an externally managed, non-diversified closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company’s primary investment objective is to generate high current income, with a secondary objective to generate capital appreciation. The Company seeks to achieve its investment objectives by investing primarily in equity and junior debt tranches of collateralized loan obligations (“CLOs”) that are collateralized by a portfolio consisting primarily of below investment grade U.S. senior secured loans with a large number of distinct underlying borrowers across various industry sectors. The Company may also invest in other related securities and instruments or other securities and instruments that Eagle Point Credit Management LLC (the “Adviser”) believes are consistent with the Company’s investment objectives, including senior debt tranches of CLOs, loan accumulation facilities (“LAFs”) and securities and instruments of corporate issuers. From time to time, in connection with the acquisition of CLO equity, the Company may receive fee rebates from the CLO issuer. The CLO securities in which the Company primarily seeks to invest are unrated or rated below investment grade and are considered speculative with respect to timely payment of interest and repayment of principal.

The Company was initially formed on March 24, 2014 and commenced operations on June 6, 2014. On October 7, 2014, the Company priced its initial public offering (the “IPO”) and on October 8, 2014, the Company’s shares began trading on the New York Stock Exchange (the “NYSE”) under the symbol “ECC”.

The Company intends to operate so as to qualify to be taxed as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), for federal income tax purposes.

The Adviser is the investment adviser of the Company and manages the investments of the Company subject to the supervision of the Company’s Board of Directors (the “Board”). The Adviser is registered as an investment adviser with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940, as amended. Eagle Point Administration LLC, an affiliate of the Adviser, is the administrator of the Company (the “Administrator”).

The consolidated financial statements include the accounts of the Company and its wholly-owned subsidiaries- Eagle Point Credit Company Sub (Cayman) Ltd. (“Sub I”), a Cayman Islands exempted company, Eagle Point Credit Company Sub II (Cayman) Ltd (“Sub II”), a Cayman Islands exempted company, and Eagle Point Credit Company Sub II (US) LLC (“Sub II US”), a Delaware limited liability company. All intercompany accounts and transactions have been eliminated upon consolidation. As of December 31, 2024, Sub I, Sub II and Sub II US represent 53.5%, 4.0% and 1.9% of the Company’s net assets, respectively.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Accounting

The consolidated financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). The Company is an investment company and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 Financial Services – Investment Companies. Items included in the consolidated financial statements are measured and presented in United States dollars.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions which affect the reported amounts included in the consolidated financial statements and accompanying notes as of the reporting date. Actual results may differ from those estimates.

Operating Segments

The Company has a single reportable segment with investment objectives described in Note 1 “Organization”. The chief operating decision maker (“CODM”) of the Company is comprised of the Chief Executive Officer and the Chief Financial Officer. Key financial information in the form of the Company's portfolio composition, total return, changes in net assets and expense ratios which are used by the CODM to assess the Company's performance and to make operational decisions for the Company's single segment, is consistent with the presentation within the Company's consolidated financial statements. Segment assets are reflected on the accompanying Consolidated Statement of Assets and Liabilities as “total assets” and significant segment expenses are listed on the Consolidated Statement of Operations.

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2024

Valuation of Investments

The most significant estimate inherent in the preparation of the consolidated financial statements is the valuation of investments.

The Company accounts for its investments in accordance with U.S. GAAP, and fair values its investment portfolio in accordance with the provisions of the FASB ASC Topic 820, Fair Value Measurements and Disclosures, which defines fair value, establishes a framework for measuring fair value and requires enhanced disclosures about fair value measurements. Investments are reflected in the consolidated financial statements at fair value. Fair value is the estimated amount that would be received to sell an asset, or paid to transfer a liability, in an orderly transaction between market participants at the measurement date (i.e., the exit price).

Pursuant to Rule 2a-5 under the 1940 Act adopted by the SEC in December 2020 (“Rule 2a-5”), the Board has designated the Adviser as “valuation designee” to perform fair value determinations, subject to Board oversight and certain other conditions. In the absence of readily available market quotations, as defined by Rule 2a-5, the Adviser determines the fair value of the Company’s investments in accordance with its written valuation policy approved by the Board. There is no single method for determining fair value in good faith. As a result, determining fair value requires judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process for the types of investments held by the Company. Due to the uncertainty of valuation, this estimate may differ significantly from the value that would have been used had a ready market for the investments existed, and the differences could be material.

The Company determines fair value based on assumptions that market participants would use in pricing an asset or liability in an orderly transaction at the measurement date. When considering market participant assumptions in fair value measurements, the following fair value hierarchy prioritizes and ranks the level of market price observability used in measuring investments:

●	Level I – Unadjusted quoted prices in active markets for identical assets or liabilities that the Company is able to access as of the reporting date.

●	Level II – Inputs, other than quoted prices included in Level I, that are observable either directly or indirectly as of the reporting date. These inputs may include (a) quoted prices for similar assets in active markets, (b) quoted prices for identical or similar assets in markets that are not active, (c) inputs other than quoted prices that are observable for the asset, or (d) inputs derived principally from or corroborated by observable market data by correlation or other means.

●	Level III – Pricing inputs are unobservable for the investment and little, if any, active market exists as of the reporting date. Fair value inputs require significant judgment or estimation from the Adviser.

In certain cases, inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the determination of which category within the fair value hierarchy is appropriate for any given investment is based on the lowest level of input significant to that fair value measurement. The assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to the investment.

Market price observability is impacted by a number of factors, including the type of investment, the characteristics specific to the investment and the state of the marketplace (including the existence and transparency of transactions between market participants). Investments with readily available actively quoted prices, or for which fair value

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2024

can be measured from actively quoted prices in an orderly market, will generally have a higher degree of market price observability and a lesser degree of judgment used in measuring fair value.

Investments for which observable, quoted prices in active markets do not exist are reported at fair value based on Level III inputs. The amount determined to be fair value may incorporate the Adviser’s own assumptions (including assumptions the Adviser believes market participants would use in valuing investments and assumptions relating to appropriate risk adjustments for nonperformance and lack of marketability), as provided for in the Adviser’s valuation policy.

The Company’s investment in Joint Ventures (“JV”) are measured using net asset value (“NAV”) as a practical expedient and are not categorized within the fair value hierarchy.

An estimate of fair value is made for each investment at least monthly taking into account information available as of the reporting date and is subject to review by the Board on a quarterly basis.

See Note 3 “Investments” for further discussion relating to the Company’s investments.

Forward Currency Contracts

The Company may enter into forward currency contracts to manage the Company’s exposure to foreign currencies in which some of the Company’s investments are denominated. A forward currency contract is an agreement between the Company and a counterparty to buy and sell a currency at an agreed-upon exchange rate and on an agreed-upon future date. Forward currency contracts are recorded at fair value and the cumulative change in fair value is reported as unrealized appreciation (depreciation) on forward currency contracts on the Consolidated Statement of Assets and Liabilities. The Company records a realized gain or (loss) on the settlement of a forward currency contract with such realized gains or (losses) reported on the Consolidated Statement of Operations. Cash amounts pledged for forward currency contracts is considered restricted.

Investments Purchased Under Agreements to Resell

The Company records investments purchased under agreements to resell at their contracted resell amounts, which approximates fair value. Interest on these agreements is accrued and reported in interest receivable on the Consolidated Statement of Assets and Liabilities and interest income in the Consolidated Statement of Operations. Investments purchased under agreements to resell are generally categorized in Level II of the fair value hierarchy.

Temporary Equity

The Company’s “Perpetual Preferred Stock,” which is represented by its 6.75% Series D Perpetual Preferred Stock (the “Series D Perpetual Preferred Stock”), 7.00% Series AA Convertible and Perpetual Preferred Stock (“Series AA Convertible Perpetual Preferred Stock”) and 7.00% Series AB Convertible and Perpetual Preferred Stock (“Series AB Convertible Perpetual Preferred Stock” and collectively with the Series AA Convertible Perpetual Preferred Stock, the “Convertible Perpetual Preferred Stock”) are accounted for in the Company’s Consolidated Statement of Assets and Liabilities as temporary equity in accordance with FASB ASC Topic 480-10-S99, Distinguishing Liabilities from Equity (“ASC 480”), which requires preferred stock that is contingently redeemable upon an occurrence of an event outside the Company’s control to be classified as temporary equity. The Perpetual Preferred Stock is recorded net of deferred issuance cost, which consists of fees and expenses incurred in connection with the issuance of the Perpetual Preferred Stock and net of issuance premiums/(discounts), if any. Deferred issuance cost is amortized into expense when it is probable the Perpetual Preferred Stock becomes redeemable in the future.

Deferred issuance costs on the Convertible Perpetual Preferred Stock are amortized using the effective interest method due to the probable likelihood of contingent holder optional or death related redemptions occurring. Convertible Perpetual Preferred Stock is recorded net of unamortized deferred issuance costs.

The Company is compliant with all contingent redemption provisions of the Series D Perpetual Preferred Stock as of December 31, 2024, therefore, no deferred issuance costs have been amortized.

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2024

Distributions paid and amortization of offering costs on the preferred stock treated as temporary equity are included in the Consolidated Statement of Operations as a component of net increase (decrease) in net assets resulting from operations.

The following table reflects balances of preferred stock treated as temporary equity as of and for the year ended December 31, 2024:

	Series D Perpetual Preferred Stock	Series AA Convertible Perpetual Preferred Stock	Series AB Convertible Perpetual Preferred Stock
Shares Issued and Outstanding	4,201,833	1,599,244	109,436
Liquidation Preference	$105,045,825	$39,981,108	$2,735,900
Deferred Issuance Costs	(19,328,746)	(3,365,840)	(97,989)
Carrying Value	$85,717,079	$36,615,268	$2,637,911
Distributions (Including Accrued Distributions)	$3,762,891	$819,713	$26,661
Amortization of Deferred Issuance Costs	-	565,324	6,921
Total Distributions (Including Accrued Distributions) and Amortization of Deferred Issuance Costs	$3,762,891	$1,385,037	$33,582

Other Financial Assets and Financial Liabilities at Fair Value

The Fair Value Option (“FVO”) under FASB ASC Subtopic 825-10, Fair Value Option (“ASC 825”), allows companies to make an irrevocable election to use fair value as the initial and subsequent accounting measurement for certain financial assets and liabilities. The decision to elect the FVO is determined on an instrument-by-instrument basis and must be applied to an entire instrument. Assets and liabilities measured at fair value are required to be reported separately from those instruments measured using another accounting method and changes in fair value attributable to instrument-specific credit risk on financial liabilities for which the FVO is elected are required to be presented separately in other comprehensive income.  Additionally, upfront offering costs related to such instruments, inclusive of the costs associated with issuances under the Company’s at-the-market (“ATM”) program, are recognized in earnings as incurred and are not deferred.

The Company elected to account for its 6.6875% Unsecured Notes due 2028 (the “Series 2028 Notes”), 5.375% Unsecured Notes due 2029 (the “Series 2029 Notes”), 7.75% Unsecured Notes due 2030 (the “Series 2030 Notes”), 6.75% Unsecured Notes due 2031 (the “Series 2031 Notes” and collectively with the Series 2028 Notes, Series 2029 Notes and Series 2030 Notes, the “Unsecured Notes”), 6.50% Series C Term Preferred Stock due 2031 (the “Series C Term Preferred Stock”) and its 8.00% Series  F Term Preferred Stock due 2029 (the “Series F Term Preferred Stock” and collectively with the Series C Term Preferred Stock, the “Term Preferred Stock”) utilizing the FVO under ASC 825. The primary reason for electing the FVO is to reflect economic events in the same period in which they are incurred and address simplification of reporting and presentation.

Investment Income Recognition

Interest income from investments in CLO debt, asset backed securities (“ABS”), bank debt term loans, loans and notes, equipment financing, and regulatory capital relief securities is recorded using the accrual basis of accounting to the extent such amounts are expected to be collected. Interest income on such investments is generally expected to be received in cash. The Company applies the provisions of Accounting Standards Update No. 2017-08 Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”) in calculating amortization of premium for applicable investments. Amortization of premium or accretion of discount is recognized using the effective interest method.

In certain circumstances, all or a portion of interest income from a given investment may be paid in the form of additional investment principal, often referred to as payment-in-kind (“PIK”) interest. PIK interest is included in interest income and interest receivable through the payment date. The PIK interest rate represents the coupon rate at payment date when PIK interest is received. On the payment date, all or a portion of interest receivable is capitalized as additional principal in the investment. To the extent the Company does not believe it will ultimately

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2024

be able to collect PIK interest, the investment will be placed on non-accrual status, and previously recorded PIK interest income will be reversed.

CLO equity investments, fee rebates, Collateralized Fund Obligation (“CFO”) equity, and ABS residual tranche investments recognize investment income for U.S. GAAP purposes on the accrual basis utilizing an effective interest methodology based upon an effective yield to maturity utilizing projected cash flows. ASC Topic 325-40, Beneficial Interests in Securitized Financial Assets, requires investment income from such investments to be recognized under the effective interest method, with any difference between cash distributed and the amount calculated pursuant to the effective interest method being recorded as an adjustment to the cost basis of the investment. It is the Adviser’s policy to update the effective yield for each CLO equity and fee rebate position held within the Company’s portfolio at the initiation of each investment and each subsequent quarter thereafter. It is the Adviser’s policy to review the effective yield for each CFO equity and ABS residual tranche position at each measurement date and update periodically based on the facts and circumstances known to the Adviser.

LAFs recognize interest income according to the guidance noted in ASC Topic 325-40-35-1, Beneficial Interest in Securitized Financial Assets, which states that the holder of a beneficial interest in securitized financial assets shall determine interest income over the life of the beneficial interest in accordance with the effective yield method, provided such amounts are expected to be collected. FASB ASC 325-40-20 further defines “beneficial interests,” among other things, as “rights to receive all or portions of specified cash inflows received by a trust or other entity.” FASB ASC 325-40-15-7 also states that for income recognition purposes, beneficial interests in securitized financial assets (such as those in LAFs) are within the scope of ASC 325-40 because it is customary for certain industries, such as investment companies, to report interest income as a separate item in their income statements even though the investments are accounted for at fair value. The amount of interest income from loan accumulation facilities recorded for the year ended December 31, 2024 was $6.5 million.

Other Income

Other income includes the Company’s share of income under the terms of fee rebate agreements and commitment fee income.

Dividend Income

Dividend income represents dividend income from the Company’s investments in common stock.

Interest Expense

Interest expense includes the Company’s distributions associated with its Term Preferred Stock and interest paid associated with its Unsecured Notes. Interest expense also includes the Company’s amortization of original issue premiums/discounts associated with its Term Preferred Stock.

The following table summarizes the components of interest expense for the year ended December 31, 2024:

	Series C Term Preferred Stock	Series F Term Preferred Stock	Series 2028 Notes	Series 2029 Notes	Series 2030 Notes	Series 2031 Notes	Total
Interest expense	$3,530,407	$4,128,172	$2,168,342	$5,012,188	$519,891	$3,027,375	$18,386,375
Amortization of issuance (premium) discount	(52,175)	5,551	-	-	-	-	(46,624)
Total interest expense	$3,478,232	$4,133,723	$2,168,342	$5,012,188	$519,891	$3,027,375	$18,339,751

The Company’s Term Preferred Stock and Unsecured Notes had $519,891 in interest payable as of December 31, 2024.

See Note 8 “Preferred Stock” and Note 9 “Unsecured Notes” for further discussion relating to the Term Preferred Stock issuances and Unsecured Notes issuances, respectively.

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2024

Original Issue Premiums/Discounts

Original issue premiums/discounts on liabilities consist of premiums received or discounts provided in connection with the issuance of the Term Preferred Stock as part of the Company’s ATM program, consistent with FASB ASC Topic 835-30-35-2. The original issue premiums or discounts are capitalized at the time of issuance and amortized using the effective interest method over the term of the Term Preferred Stock. Amortization of original issue premiums or discounts are reflected as a contra expense and interest expense, respectively, in the Consolidated Statement of Operations.

Repurchase of Debt Securities

The Company records any gains from the repurchase of the Company’s debt at a discount through open market transactions or redemptions and subsequent retirement as a realized gain or loss in the Consolidated Statement of Operations.

Securities Transactions

The Company records the purchase and sale of securities on the trade date. Realized gains and losses on investments sold are recorded based on the specific identification method.

In certain circumstances where the Adviser determines it is unlikely to fully amortize a CLO equity or CLO debt investment’s remaining amortized cost, such remaining cost is written-down to current fair value and recognized as a realized loss in the Consolidated Statement of Operations.

Cash and Cash Equivalents

The Company has defined cash and cash equivalents as cash and short-term, highly liquid investments with original maturities of three months or less from the date of purchase. The Company maintains its cash in bank accounts, which, at times, may exceed federal insured limits. The Adviser monitors the performance of the financial institution where the accounts are held in order to manage any risk associated with such accounts.

Restricted Cash

Restricted cash is subject to a legal or contractual restriction by third parties as well as a restriction as to withdrawal or use, including restrictions that require the funds to be used for a specified purpose and restrictions that limit the purpose for which the funds can be used. The Company considers cash collateral posted with counterparties for foreign currency contracts to be restricted cash. As of December 31, 2024, the Company held $0.5 million in restricted cash associated with forward currency contracts entered into by the Company.

Foreign Currency

The Company does not isolate the portion of its results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market price of such investments. Such fluctuations are included with the net change in unrealized appreciation (depreciation) on investments, foreign currency and cash equivalents. Reported net realized foreign exchange gains or losses may arise from sales of foreign currency, currency gains or losses realized between trade and settlement dates on investment transactions, and the difference between the amounts of dividends and interest income recorded on the Company’s books and the U.S. dollar equivalent of the amounts actually received.

Expense Recognition

Expenses are recorded on the accrual basis of accounting.

Prepaid Expenses

Prepaid expenses generally consist of insurance premiums, filing fees, shelf registration expenses and ATM program expenses. Prepaid shelf registration expenses and ATM program expenses represent fees and expenses incurred in connection with the initial registration of the Company’s current shelf registration and ATM program. Such costs are allocated pro-rata based on the amount issued relative to the total respective offering amount to paid-in-capital or expense depending on the security being issued pursuant to the shelf registration and ATM program. Any subsequent costs incurred to maintain the Company’s ATM program are expensed as incurred.

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2024

Any unallocated prepaid expense balance associated with the shelf registration and the ATM program are accelerated into expense at the earlier of the end of the program period or at the effective date of a new shelf registration or ATM program.

Offering Expenses

Offering expenses associated with the issuance of shares of the Company’s common stock, inclusive of expenses incurred associated with offerings under the ATM program, are charged to paid-in capital at the time the shares are sold in accordance with guidance noted in FASB ASC Topic 946-20-25-5, Investment Companies – Investment Company Activities – Recognition, during the period incurred.

Federal and Other Taxes

The Company intends to operate so as to continue to qualify to be taxed as a RIC under the Internal Revenue Code (the “Code”) and, as such, to not be subject to U.S. federal income tax on the portion of its taxable income and gains distributed to stockholders. To qualify for RIC tax treatment, among other requirements, the Company is required to distribute at least 90% of its investment company taxable income, as defined by the Code. Accordingly, the Company intends to distribute its taxable income and net realized gains, if any, to stockholders in accordance with timing requirements imposed by the Code. Therefore, no federal income provision is required.

The Company has adopted November 30th as its fiscal tax year end. The Company intends to file U.S. federal income and excise tax returns as well as any applicable state tax filings. The statute of limitations on the Company’s tax return filings generally remains open for three years. The Company has analyzed its tax positions for the year ended December 31, 2024, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Company’s consolidated financial statements.

Because U.S. federal income tax regulations differ from U.S. GAAP, characteristics of distributions may differ for financial reporting and tax purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the consolidated financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain or loss are recognized at some time in the future. Differences in classification may also result from the treatment of short-term capital gains as ordinary income for federal income tax purposes. The tax basis components of distributable earnings may differ from the amounts reflected under “aggregate distributable earnings (loss)” in the Consolidated Statement of Assets and Liabilities due to temporary book/tax differences arising primarily from the Company’s investments that are classified for tax purposes as partnerships and passive foreign investment companies.

For the year ended December 31, 2024, $12,831,316 was reclassified from aggregate distributable earnings (losses) to paid-in capital reported on the Consolidated Statement of Assets and Liabilities. This amount represents the net of $9,826,464 of adjustments related to return of capital and $234,785 of nondeductible U.S. federal excise taxes incurred in relation to the 2023 excise tax year. Additionally, within aggregate distributable earnings (losses) an amount of $152,929 was reclassified from realized gains to undistributed net investment income. This amount represents foreign currency realized losses. The reclassification of distribution characteristics has no effect on the Company’s total net assets or net asset value per share of the Company’s common stock.

For the tax year ended November 30, 2024, the estimated components of distributable earnings (accumulated loss) reported on the Consolidated Statement of Assets and Liabilities on a tax basis were as follows:

Undistributed ordinary income	-
Distributable accumulated capital losses (carry forward)	28,975,475
Unrealized appreciation (depreciation) on investments	(230,475,375)

As of the tax period ended November 30, 2024, the Company has $0 of short-term capital losses and $28,975,475 of long-term capital losses which are available to carry forward to the next year without expiration.

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2024

The following table summarizes the tax character of distributions to common and preferred shareholders for the respective tax years. Tax information for the tax year ended November 30, 2024 is estimated and is not considered final until the Company files its tax return.

Tax Year	Ordinary Dividend	Return of Capital
2024	$180,036,428	$9,826,464
2023	$148,901,788	$-
2022	$106,238,671	$-

As of December 31, 2024, net unrealized appreciation (depreciation) of the Company’s investments on a tax basis was as follows:

Cost for federal income tax purposes	$1,633,521,092

Gross unrealized appreciation	$47,238,056
Gross unrealized depreciation	(277,713,431)
Net unrealized depreciation	$(230,475,375)

Depending on the level of taxable income earned in a tax year, the Company is permitted to carry forward taxable income (including net capital gains, if any) in excess of its current year distributions from the current tax year taxable income into the next tax year and pay a nondeductible 4% U.S. federal excise tax on such taxable income, as required. The fund has not accrued U.S. federal excise tax for the year ended December 31, 2024. The Company may record an excise tax on undistributable taxable income when the Company determines its final taxable income and files its final tax return.

For the year ended December 31, 2024, the Company incurred $234,785 of excise tax related to the 2023 tax year and $100,050 of Delaware franchise tax expense.

Additionally, Sub II US, a subsidiary of the Company, has recorded a deferred tax liability of $453,314 for the year ended December 30, 2024, which is significantly related to U.S. GAAP to tax outside basis differences in the taxable subsidiaries’ investment in certain partnership interests. Sub II US has elected to be treated as a corporation for U.S. tax purposes and is subject to federal, state and local tax where it operates or is deemed to operate.

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2024

Distributions

The composition of distributions paid to common stockholders from net investment income and capital gains are determined in accordance with U.S. federal income tax regulations, which differ from U.S. GAAP. Distributions to common stockholders can be comprised of net investment income, net realized capital gains and return of capital for U.S. federal income tax purposes and are intended to be paid monthly. Distributions payable to common stockholders are recorded as a liability on ex-dividend date. Unless a common stockholder opts out of the Company’s dividend reinvestment plan (the “DRIP”), distributions are automatically reinvested in full shares of the Company as of the payment date, pursuant to the DRIP. The Company’s common stockholders who opt-out of participation in the DRIP (including those common stockholders whose shares are held through a broker who has opted out of participation in the DRIP) generally receive all distributions in cash.

In addition to the regular monthly distributions, and subject to available taxable earnings of the Company, the Company may make periodic special and/or supplemental distributions representing the excess of the Company’s taxable income over the Company’s aggregate monthly distributions paid during the year.

The characterization of distributions paid to common stockholders, as set forth in the Consolidated Financial Highlights, reflect estimates made by the Company for U.S. federal income tax purposes. Such estimates are subject to change once the final determination of the source of all distributions has been made and the final tax return has been filed by the Company.

The following table summarizes the distributions declared and paid by the Company for the year ended December 31, 2024 on common stock and preferred stock with record dates during 2024:

	Distribution per Share	Distribution Amount
Common Stock	$1.92	$184,391,320
Series C Term Preferred Stock	1.63	3,530,407
Series D Perpetual Preferred Stock	1.69	3,762,891
Series F Term Preferred Stock	1.89	4,128,172
Series AA Convertible Perpetual Preferred Stock	1.14	806,021
Series AB Convertible Perpetual Preferred Stock	0.99	24,095

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2024

3.	INVESTMENTS

Fair Value Measurement

The following tables summarize the valuation of the Company’s investments measured and reported at fair value under the fair value hierarchy levels described in Note 2 “Summary of Significant Accounting Policies” as of December 31, 2024:

Fair Value Measurement (in millions)
	Level I	Level II	Level III	Investments measured at net asset value	Total
Assets at Fair Value
Investments at Fair Value
CLO Debt	$-	$106.2	$-	$-	$106.2
CLO Equity	-	-	1,112.9	-	1,112.9
Loan Accumulation Facilities	-	-	31.0	-	31.0
Asset Backed Securities	-	-	59.5	-	59.5
Bank Debt Term Loan	-	0.0	-	-	0.0
CFO Debt	-	-	-	-	-
CFO Equity	-	-	18.8	-	18.8
Common Stock	-	-	0.0	3.4	3.4
Equipment Financing	-	-	6.8	-	6.8
Loans and Notes	-	-	13.0	6.9	19.9
Preferred Stock	-	-	0.3	-	0.3
Regulatory Capital Relief Securities	-	-	44.3	-	44.3
Total Investments at Fair Value (1)	$-	$106.3	$1,286.4	$10.3	$1,403.0

Liabilities at Fair Value
Term Preferred Stock and Unsecured Notes
Series 2028 Notes	$31.5	$-	$-	$-	$31.5
Series 2029 Notes	84.5	-	-	-	84.5
Series 2030 Notes	113.8	-	-	-	113.8
Series 2031 Notes	42.1	-	-	-	42.1
Series C Term Preferred Stock	49.8	-	-	-	49.8
Series F Term Preferred Stock	62.0	-	-	-	62.0
Total Liabilities at Fair Value (1)	$383.7	$-	$-	$-	$383.7

Investments purchased under agreements to resell, at fair value
Asset Backed Securities	$-	$3.8	$-	$-	$3.8

Other Financial Instruments at Fair Value (2)
Forward Currency Contracts
Unrealized appreciation on forward currency contracts (1)	$-	$4.2	$-	$-	$4.2
Unrealized depreciation on forward currency contracts (1)	-	(0.1)	-	-	(0.1)

(1)	Amounts may not foot due to rounding.
(2)	Other financial instruments at fair value are representative of derivative contracts, such as forward currency contracts. These instruments are reflected at the unrealized appreciation (depreciation) on the instrument.

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2024

Significant Unobservable Inputs

The following table summarizes the quantitative inputs and assumptions used for investments categorized within Level III of the fair value hierarchy as of December 31, 2024:

	Quantitative Information about Level III Fair Value Measurements

Assets	Fair Value (in millions)	Valuation Techniques/Methodologies	Unobservable Inputs	Range / Weighted Average(1)

CLO Equity	$1,062.8	Discounted Cash Flows	Annual Default Rate (2)	0.00% - 5.71%
			Annual Prepayment Rate (3)	25.00%
			Reinvestment Spread	3.18% - 4.08% / 3.42%
			Reinvestment Price	99.50%
			Recovery Rate	67.70% - 70.00% / 69.66%
			Expected Yield (4)	2.09% - 84.88% / 19.31%
Asset Backed Securities	8.2	Discounted Cash Flow	Discount Rate	11.11% - 14.02% / 12.03%
CFO Equity	11.2	Discounted Cash Flow	Discount Rate	26.88% - 35.32% / 29.21%
Preferred Stock	0.3	Discounted Cash Flow	Discount Rate (5)	12.00%
Loans and Notes	13.0	Discounted Cash Flow	Discount Rate (5)	10.70% - 14.04% / 12.70%
Regulatory Capital Relief Securities	35.7	Discounted Cash Flow	Discount Rate	9.81% - 16.60% / 12.04%
			Constant Prepayment Rate	0.00% - 1.46% / 0.24%
			Constant Default Rate	0.10% - 1.45% / 0.46%
			Loss Severity	28.00% - 64.99% / 40.09%
			Loss Rate	0.04% - 0.77% / 0.19%
Equipment Financing	6.8	Discounted Cash Flow	Discount Rate	14.55% - 14.55% / 14.55%
Total Fair Value of Level III Investments (6)	$1,138.0

(1) Weighted average calculations are based on the fair value of investments.

(2) A weighted average is not presented as the input in the discounted cash flow model varies over the life of an investment.

(3) 0% is assumed for defaulted and non-performing assets.

(4) Represents yield based on fair value and projected future cash flow.

(5) Range not shown as only one position is included in category.

(6) Amounts may not foot due to rounding.

In addition to the techniques and inputs noted in the above table, the Adviser may use other valuation techniques and methodologies when determining the fair value measurements of the Company’s investments, as provided for in the Adviser’s valuation policy approved by the Board. Please refer to Note 2 "Summary of Significant Accounting Policies" for further discussion. The table is not intended to be all-inclusive, but rather provides information on the significant Level III inputs as they relate to the Company’s fair value measurements as of December 31, 2024. Unobservable inputs and assumptions are reviewed at each measurement date and updated as necessary to reflect current market conditions.

Increases (decreases) in the default rate, reinvestment price, expected yield and discount rate in isolation would result in a lower (higher) fair value measurement. Increases (decreases) in the reinvestment spread and recovery rate in isolation would result in a higher (lower) fair value measurement. Changes in the prepayment rate may result in a higher (lower) fair value, depending on the circumstances. Generally, a change in the assumption used for the default rate may be accompanied by a directionally opposite change in the assumption used for the prepayment rate and recovery rate.

Certain of the Company’s Level III investments have been valued using unadjusted inputs that have not been internally developed by the Adviser, including third-party transactions, third-party pricing, recent transactions and data reported by trustees. As a result, investments with a fair value of $119.8 million have been excluded from the preceding table. Additionally, the preceding table excludes $28.6 million of fair value pertaining to called CLO equity that has not yet been fully paid down and CLO equity with expected yields below 0% and over 100%.

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2024

Change in Investments Classified as Level III

The changes in investments classified as Level III are as follows for the year ended December 31, 2024:

	CLO Equity		Loan Accumulation Facilities		Asset Backed Securities		CFO Equity	Common Stock
Balance as of January 1, 2024	$633.0		$21.5		$24.6		$0.9	$0.0
Reclassification of investment category	-		-		2.4	(1)	-	-
Purchases of investments	630.7	(2)	119.4		67.6		18.4	-
Proceeds from sales or maturity of investments	(109.5)	(3)	(109.9)	(2)	(34.7)		-	-
Net realized gains (losses) and net change in unrealized appreciation (depreciation)	(41.3)		-		(0.4)		(0.5)	0.0
Balance as of December 31, 2024 (4) (5)	$1,112.9		$31.0		$59.5		$18.8	$0.0
Change in unrealized appreciation (depreciation) on investments still held as December 31, 2024	$(5.7)		$0.1		$(0.4)		$(0.5)	$-

	Equipment Financing		Loans and Notes		Preferred Stock		Regulatory Capital Relief Securities	Total
Balance as of January 1, 2024	$-		$4.2		$0.3		$38.4	$722.8
Reclassification of investment category	-		-		-		(2.4)	-
Purchases of investments	8.6		8.5		-		16.4	869.6
Proceeds from sales or maturity of investments	(1.9)		-		-		(6.9)	(262.9)
Net realized gains (losses) and net change in unrealized appreciation (depreciation)	0.1		0.3		-		(1.2)	(43.1)
Balance as of December 31, 2024 (4) (5)	$6.8		$13.0		$0.3		$44.3	$1,286.4
Change in unrealized appreciation (depreciation) on investments still held as December 31, 2024	$0.1		$0.1		$-		$0.0	$(6.3)

Amounts in millions.

(1) An investment held by the Company as of December 31, 2023, was reclassified between Asset Back Securities and Regulatory Capital Relief investment categories as of January 1, 2024.

(2) Includes $86.3 million of proceeds from sales or maturity of investments in loan accumulation facilities transferred to purchases of investments in CLO equity.

(3) Includes $106.1 million of return of capital on CLO equity investments from recurring cash flows and distributions from called deals.

(4) There were no transfers into or out of level III investments during the period.

(5) Amounts may not foot due to rounding.

The net realized gains (losses) recorded for Level III investments are reported in the net realized gain (loss) on investments, foreign currency and cash equivalents balance in the Consolidated Statement of Operations. Net changes in unrealized appreciation (depreciation) are reported in the net change in unrealized appreciation (depreciation) on investments, foreign currency and cash equivalents balance in the Consolidated Statement of Operations.

Fair Value – Valuation Techniques and Inputs

The Adviser establishes valuation processes and procedures to ensure the valuation techniques are fair and consistent, and valuation inputs are supportable. The Adviser has a Valuation Committee comprised of various senior personnel of the Adviser, the majority of which are not members of the Company’s portfolio management function. The Valuation Committee is responsible for overseeing the valuation process, evaluating the overall fairness and consistent application of the Adviser’s written valuation policies approved by the Board. The Valuation Committee reviews and approves the valuation on a monthly basis.

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2024

Valuation of CLO Equity

The Adviser estimates the fair value of CLO equity investments utilizing the output from a third-party financial tool based on assumptions derived from internal and external (market) data. The tool contains detailed information on the characteristics of each CLO, including recent information about assets and liabilities from data sources such as trustee reports, and uses market data inputs to project future cash flows to CLO equity tranches. Key inputs to the tool, including, but not limited to assumptions for future loan default rates, recovery rates, prepayment rates, reinvestment rates and discount rates are determined by considering both observable and third-party market data and prevailing general market assumptions and conventions as well as those of the Adviser. Additionally, a third-party independent valuation firm is used as an input by the Adviser to determine the fair value of the Company’s investments in CLO equity. The valuation firm’s advice is only one factor considered in the valuation of such investments, and the Adviser does not solely rely on such advice in determining the fair value of the Company’s investments in accordance with the 1940 Act.

The Adviser categorizes CLO equity as Level III investments. Certain pricing inputs may be unobservable. An active market may exist, but not necessarily for CLO equity investments that the Company holds as of the reporting date.

Valuation of CLO Debt

The Company’s investments in CLO debt have been valued using an independent pricing service. The valuation methodology of the independent pricing service includes incorporating data comprised of observable market transactions, executable bids, broker quotes from dealers with two sided markets, as well as transaction activity from comparable securities to those being valued. As the independent pricing service contemplates real time market data and no unobservable inputs or significant judgment has been used by the Adviser in the valuation of the Company’s investment in CLO debt, such positions are considered Level II assets.

Valuation of Loan Accumulation Facilities

The Adviser determines the fair value of LAFs in accordance with FASB ASC Topic 820, Fair Value Measurements and Disclosures, utilizing the income approach as noted in ASC 820-10-55-3F (the “Income Approach”), in which fair value measurement reflects current market expectations about the receipt of future amounts (i.e., exit price). LAFs are typically short- to medium-term in nature and formed to acquire loans on an interim basis that are expected to form part of a specific CLO transaction. Pursuant to LAF governing documents, loans acquired by the LAF are typically required to be transferred to the contemplated CLO transaction at original cost plus accrued interest. In such situations, because the LAF will receive its full cost basis in the underlying loan assets and the accrued interest thereon upon the consummation of the CLO transaction, the Adviser determines the fair value of the LAF as follows: (A) the cost of the Company’s investment (i.e., the principal amount invested), and (B) to the extent the LAF has realized gains (losses) on its underlying loan assets which are reported by the trustee during the applicable reporting period, its attributable portion of such realized gains (losses).

In certain circumstances, the LAF documents can contemplate transferring the underlying loans at a price other than original cost plus accrued interest or the Adviser may determine that, despite the initial expectation that a CLO transaction would result from a LAF, such a transaction is in fact unlikely to occur and, accordingly, it is unlikely the loans held by the LAF will be transferred at cost. Rather, the loans held by the LAF will most likely be sold at market value. In such situations, the Adviser will continue to fair value the LAF consistent with the Income Approach, but modify the fair value measurement to reflect the change in exit strategy of the LAF to incorporate market expectations of the receipt of future amounts (i.e., exit price). As such, the fair value of the LAF is most appropriately determined by reference to the market value of the LAF’s underlying loans, which is reflective of the price at which the LAF could sell its loan assets in an orderly transaction between market participants. As such, in these situations, the Adviser will continue utilizing the Income Approach and determine the fair value of the LAF as follows: (A) the cost of the Company’s investment (i.e., the principal amount invested), (B) the Company’s attributable portion of the unrealized gain (loss) on the LAF’s underlying loan assets, and (C) to the extent the LAF has realized gains (losses) on its underlying loan assets which are reported by the trustee during the applicable reporting period, its attributable portion of such realized gains (losses). The Adviser’s

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2024

measure of the Company’s attributable portion of the unrealized gain (loss) on the LAF’s underlying loan assets takes into account the Adviser’s current market expectations of the receipt of future amounts on such assets, which may be impacted by various factors including any applicable change in market conditions or new information.

The Adviser categorizes LAFs as Level III investments. There is no active market and prices are unobservable.

Valuation of Bank Debt Term Loans, ABS, CFO Equity, Common Stock, Loans and Notes, Equipment Financing, Preferred Stock and Regulatory Capital Relief Securities

The Adviser generally engages a nationally recognized independent valuation agent to determine fair value for bank debt term loans, ABS, CFO equity, common stock, loans and notes, equipment financing, preferred stock, and regulatory capital relief securities. The independent valuation agent performs a discounted cash flow analysis, or other valuation technique appropriate for the facts and circumstances, to determine the fair value of such investments, ultimately providing a high and low valuation for each investment. The final valuation recorded is within the high and low band provided by the valuation agent. Given the lack of observable inputs, the Adviser categorizes these investments as Level III investments.

The Adviser generally utilizes the mid-point of an indicative broker quotation or independent pricing service quotation, if available, to value such investments as of the reporting date. The Adviser generally categorizes investments valued utilizing indicative broker quotations or independent pricing service quotation as Level II or Level III depending on whether an active market exists as of the reporting date.

Valuation of Exchange-Traded Investments

The Adviser values common stock investments that are traded on a national securities exchange at their last reported closing price from the applicable exchange as of the measurement date. Due to their observability and active market, the Adviser categorizes such investments as Level I investments.

Valuation of Joint Venture Investments

JV investments consist of common stock and senior unsecured notes issued by a JV entity. The Company values such investments using NAV as a practical expedient, unless it is probable that the Company will sell a portion of the investment at an amount different than NAV.

Valuation of Unsecured Notes and Term Preferred Stock

The Unsecured Notes and Term Preferred Stock are considered Level I securities and are valued at their official closing price, taken from the NYSE.

Investment Risk Factors

The following list is not intended to be a comprehensive list of all of the potential risks associated with the Company. The Company’s prospectus provides a detailed discussion of the Company’s risks and considerations. The risks described in the prospectus are not the only risks the Company faces. Additional risks and uncertainties not currently known to the Company or that are currently deemed to be immaterial also may materially and adversely affect its business, financial condition and/or operating results.

Risks of Investing in CLOs and Other Structured Debt Securities

CLOs and other structured finance securities are generally backed by a pool of credit-related assets that serve as collateral. Accordingly, CLO and structured finance securities present risks similar to those of other types of credit investments, including default (credit), interest rate and prepayment risks. Adverse credit events impacting a CLO’s or structured finance security’s underlying collateral would be expected to reduce cash flows payable to the Company as CLO equity investor. In addition, there is a risk that majority lenders to an underlying loan held by a CLO could amend or otherwise modify the loan to the detriment of the CLO (including, for example, by transferring collateral or otherwise reducing the priority of the CLO’s investment within the borrower’s capital structure). Such actions would impair the value of the CLO’s investment and, ultimately, the Company. In addition, CLO and structured finance securities also present risks related to the capability of the servicer of the securitized assets. CLOs and other structured finance securities are often governed by a complex series of legal

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2024

documents and contracts, which increases the risk of dispute over the interpretation and enforceability of such documents relative to other types of investments.

There is also a risk that the trustee of a CLO does not properly carry out its duties to the CLO, potentially resulting in loss to the CLO. CLOs are also inherently leveraged vehicles and are subject to leverage risk.

Subordinated Securities Risk

CLO equity and junior debt securities that the Company may acquire may be subordinate to more senior tranches of CLO debt. CLO equity and junior debt securities are subject to increased risks of default relative to the holders of superior priority interests in the same CLO. In addition, at the time of issuance, CLO equity securities are under-collateralized in that the face amount of the debt and equity of a CLO at inception exceeds the CLO’s total assets. The Company will typically be in a subordinated or first loss position with respect to realized losses on the underlying assets held by the CLOs in which the Company is invested.

High Yield Investment Risk

The CLO equity and junior debt securities that the Company acquires are typically rated below investment grade, or in the case of CLO equity securities unrated, and are therefore considered “higher yield” or “junk” securities and are considered speculative with respect to timely payment of interest and repayment of principal. The senior secured loans and other credit-related assets underlying CLOs are also typically higher yield investments. Investing in CLO equity and junior debt securities and other high yield investments involves greater credit and liquidity risk than investment grade obligations, which may adversely impact the Company’s performance.

Leverage Risk

The use of leverage, whether directly or indirectly through investments such as CLO equity or junior debt securities that inherently involve leverage, may magnify the Company’s risk of loss. CLO equity or junior debt securities are very highly leveraged (with CLO equity securities typically being leveraged ten times), and therefore the CLO securities in which the Company invests are subject to a higher degree of risk of loss since the use of leverage magnifies losses.

Credit Risk

If (1) a CLO in which the Company invests, (2) an underlying asset of any such CLO or (3) any other type of credit investment in the Company’s portfolio declines in price or fails to pay interest or principal when due because the issuer or debtor, as the case may be, experiences a decline in its financial status, the Company’s income, NAV and/or market price would be adversely impacted. Additionally, interest on a CLO may be paid in kind or deferred and capitalized (paid in the form of obligations of the same type rather than cash), which involves continued exposure to default risk with respect to such payments.

Key Personnel Risk

The Adviser manages our investments. Consequently, the Company’s success depends, in large part, upon the services of the Adviser and the skill and expertise of the Adviser’s professional personnel. There can be no assurance that the professional personnel of the Adviser will continue to serve in their current positions or continue to be employed by the Adviser. We can offer no assurance that their services will be available for any length of time or that the Adviser will continue indefinitely as the Company’s investment adviser.

Conflicts of Interest Risk

The Company’s executive officers and directors, and the Adviser and certain of its affiliates and their officers and employees, including the members of the Investment Committee, have several conflicts of interest as a result of the other activities in which they engage. For example, the Adviser and its affiliates may have other business relationships with, or investments in, the sponsors and/or managers of certain issuers in which the Company invests. These relationships and investments may cause the Adviser’s and its affiliates’ interests to diverge from the Company’s interests, and may result in conflicts of interest that may not be foreseen. Such conflicts may not be resolved in a manner that is always or exclusively in the Company’s best interest.

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2024

Prepayment Risk

The assets underlying the CLO securities in which the Company invests are subject to prepayment by the underlying corporate borrowers. As such, the CLO securities and related investments in which the Company invests are subject to prepayment risk. If the Company or a CLO collateral manager are unable to reinvest prepaid amounts in a new investment with an expected rate of return at least equal to that of the investment repaid, the Company’s investment performance will be adversely impacted.

Liquidity Risk

Generally, there is no public market for the CLO investments in which the Company invests. As such, the Company may not be able to sell such investments quickly, or at all. If the Company is able to sell such investments, the prices the Company receives may not reflect the Adviser’s assessment of their fair value or the amount paid for such investments by the Company.

Incentive Fee Risk

The Company’s incentive fee structure and the formula for calculating the fee payable to the Adviser may incentivize the Adviser to pursue speculative investments and use leverage in a manner that adversely impacts the Company’s performance.

Fair Valuation of the Company’s Portfolio Investments

Generally, there is no public market for the CLO investments and certain other credit assets in which the Company may invest. The Adviser values these securities at least quarterly, or more frequently as may be required from time to time, at fair value. The Adviser’s determinations of the fair value of the Company’s investments have a material impact on the Company’s net earnings through the recording of unrealized appreciation or depreciation of investments and may cause the Company’s NAV on a given date to understate or overstate, possibly materially, the value that the Company ultimately realizes on one or more of the Company’s investments.

Limited Investment Opportunities Risk

The market for CLO securities is more limited than the market for other credit related investments. The Company can offer no assurances that sufficient investment opportunities for the Company’s capital will be available. In recent years there has been a marked increase in the number of, and flow of capital into, investment vehicles established to pursue investments in CLO securities whereas the size of the market is relatively limited. While the Company cannot determine the precise effect of such competition, such increase may result in greater competition for investment opportunities, which may result in an increase in the price of such investments relative to the risk taken on by holders of such investments. Such competition may also result under certain circumstances in increased price volatility or decreased liquidity with respect to certain positions.

Non-Diversification Risk

The Company is a non-diversified investment company under the 1940 Act and expect to hold a narrower range of investments than a diversified fund under the 1940 Act.

Market Risk

Political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market, can affect the value of the Company’s investments. A disruption or downturn in the capital markets and the credit markets could impair the Company’s ability to raise capital, reduce the availability of suitable investment opportunities for the Company, or adversely and materially affect the value of the Company’s investments, any of which would negatively affect the Company’s business. These risks may be magnified if certain events or developments adversely interrupt the global supply chain, and could affect companies worldwide.

Loan Accumulation Facilities Risk

The Company may invest in LAFs, which are short to medium term facilities often provided by the bank that will serve as placement agent or arranger on a CLO transaction and which acquire loans on an interim basis which are expected to form part of the portfolio of a future CLO. Investments in LAFs have risks similar to those applicable

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2024

to investments in CLOs. Leverage is typically utilized in such a facility and as such the potential risk of loss will be increased for such facilities employing leverage. In the event a planned CLO is not consummated, or the loans are not eligible for purchase by the CLO, the Company may be responsible for either holding or disposing of the loans. This could expose the Company primarily to credit and/or mark-to-market losses, and other risks.

Synthetic Investments Risk

The Company may invest in synthetic investments, such as significant risk transfer securities and credit risk transfer securities issued by banks or other financial institutions, or acquire interests in lease agreements that have the general characteristics of loans and are treated as loans for withholding tax purposes. In addition to the credit risks associated with the applicable reference assets, the Company will usually have a contractual relationship only with the counterparty of such synthetic investment, and not with the reference obligor of the reference asset. Accordingly, the Company generally will have no right to directly enforce compliance by the reference obligor with the terms of the reference asset nor will it have any rights of setoff against the reference obligor or rights with respect to the reference asset. The Company will not directly benefit from the collateral supporting the reference asset and will not have the benefit of the remedies that would normally be available to a holder of such reference asset. In addition, in the event of the insolvency of the counterparty, the Company may be treated as a general creditor of such counterparty, and will not have any claim with respect to the reference asset. Consequently, the Company will be subject to the credit risk of the counterparty as well as that of the reference obligor. As a result, concentrations of synthetic securities in any one counterparty subjects the Company to an additional degree of risk with respect to defaults by such counterparty as well as by the reference obligor.

Currency Risk

Although the Company primarily makes investments denominated in U.S. dollars, the Company may make investments denominated in other currencies. The Company’s investments denominated in currencies other than U.S. dollars will be subject to the risk that the value of such currency will decrease in relation to the U.S. dollar. The Company may or may not hedge currency risk.

Hedging Risk

Hedging transactions seeking to reduce risks may result in poorer overall performance than if the Company had not engaged in such hedging transactions. Additionally, such transactions may not fully hedge the Company’s risks.

Reinvestment Risk

CLOs will typically generate cash from asset repayments and sales that may be reinvested in substitute assets, subject to compliance with applicable investment tests. If the CLO collateral manager causes the CLO to purchase substitute assets at a lower yield than those initially acquired or sale proceeds are maintained temporarily in cash, it would reduce the excess interest-related cash flow, thereby having a negative effect on the fair value of the Company’s assets and the market value of the Company’s securities. In addition, the reinvestment period for a CLO may terminate early, which would cause the holders of the CLO’s securities to receive principal payments earlier than anticipated. There can be no assurance that the Company will be able to reinvest such amounts in an alternative investment that provides a comparable return relative to the credit risk assumed.

Interest Rate Risk

The price of certain of the Company’s investments may be significantly affected by changes in interest rates, including increases and decreases in interest rates caused by governmental actions and/or other factors. Although senior secured loans are generally floating rate instruments, the Company’s investments in senior secured loans through investments in junior equity and debt tranches of CLOs are sensitive to interest rate levels and volatility. For example, because the senior secured loans constituting the underlying collateral of CLOs typically pay a floating rate of interest, a reduction in interest rates would generally result in a reduction in the residual payments made to the Company as a CLO equity holder (as well as the cash flow the Company receives on the Company’s CLO debt investments and other floating rate investments). Further, there may be some difference between the timing of interest rate resets on the assets and liabilities of a CLO. Such a mismatch in timing could have a negative effect on the amount of funds distributed to CLO equity investors. In addition, CLOs may not be able to enter into

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2024

hedge agreements, even if it may otherwise be in the best interests of the CLO to hedge such interest rate risk. Furthermore, in the event of a significant rising interest rate environment and/or economic downturn, loan defaults may increase and result in credit losses that may adversely affect the Company’s cash flow, fair value of the Company’s assets and operating results. Because CLOs generally issue debt on a floating rate basis, an increase in the relevant benchmark index will increase the financing costs of CLOs.

Refinancing Risk

If the Company incurs debt financing and subsequently refinances such debt, the replacement debt may be at a higher cost and on less favorable terms and conditions. If the Company fails to extend, refinance or replace such debt financings prior to their maturity on commercially reasonable terms, the Company’s liquidity will be lower than it would have been with the benefit of such financings, which would limit the Company’s ability to grow, and holders of the Company’s common stock would not benefit from the potential for increased returns on equity that incurring leverage creates.

Tax Risk

If the Company fails to qualify for tax treatment as a RIC under Subchapter M of the Code for any reason, or otherwise becomes subject to corporate income tax, the resulting corporate taxes (and any related penalties) could substantially reduce the Company’s net assets, the amount of income available for distributions to the Company’s stockholders, and the amount of income available for payment of the Company’s other liabilities.

Derivatives Risk

Derivative instruments in which the Company may invest may be volatile and involve various risks different from, and in certain cases greater than, the risks presented by other instruments. The primary risks related to derivative transactions include counterparty, correlation, liquidity, leverage, volatility, over-the-counter trading, operational and legal risks. In addition, a small investment in derivatives could have a large potential impact on the Company’s performance, effecting a form of investment leverage on the Company’s portfolio. In certain types of derivative transactions, the Company could lose the entire amount of the Company’s investment; in other types of derivative transactions the potential loss is theoretically unlimited.

Counterparty Risk

The Company may be exposed to counterparty risk, which could make it difficult for the Company or the issuers in which the Company invests to collect on obligations, thereby resulting in potentially significant losses.

Price Risk

Investors who buy shares at different times will likely pay different prices.

Global Risks

Due to highly interconnected global economies and financial markets, the value of the Company’s securities and its underlying investments may go up or down in response to governmental actions and/or general economic conditions throughout the world. Events such as war, military conflict, acts of terrorism, social unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, sanctions, the spread of infectious illness or other public health threats could also significantly impact the Company and its investments.

Banking Risk

The possibility of future bank failures poses risks of reduced financial market liquidity at clearing, cash management and other custodial financial institutions. The failure of banks which hold cash on behalf of the Company, the Company's underlying obligors, the collateral managers of the CLOs in which the Company invests (or managers of other securitized or pooled vehicles in which the Company invests), or the Company’s service providers could adversely affect the Company’s ability to pursue its investment strategies and objectives. For example, if an underlying obligor has a commercial relationship with a bank that has failed or is otherwise distressed, such company may experience delays or other disruptions in meeting its obligations and consummating business transactions. Additionally, if a collateral manager has a commercial relationship with a distressed bank, the manager may experience issues conducting its operations or consummating transactions on behalf of the CLOs

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2024

it manages, which could negatively affect the performance of such CLOs (and, therefore, the performance of the Company).

4.	DERIVATIVE CONTRACTS

The Company enters into forward currency contracts to manage the Company’s exposure to the foreign currencies in which some of the Company’s investments are denominated. Risks associated with forward currency contracts are the inability of counterparties to meet the terms of their respective contracts and movements in fair value and exchange rates.

Volume of Derivative Activities

The Company considers the notional amounts as of December 31, 2024, categorized by primary underlying risk, to be representative of the volume of its derivative activity during the year ended December 31, 2024:

Primary Underlying Risk	Long Exposure	Short exposure
	Notional amounts	Notional amounts
Foreign Exchange Risk
Forward Currency Contracts	$106,578,505	$3,343,590

Effect of Derivatives on the Consolidated Statement of Assets and Liabilities and Consolidated Statement of Operations

The following table presents the fair value amounts of derivative contracts included in the Consolidated Statement of Assets and Liabilities, categorized by type of contract, as of December 31, 2024. Balances are presented on a gross basis, before application of the effect of counterparty and collateral netting. The following table also identifies the realized and unrealized gain and loss amounts included in the Consolidated Statement of Operations, categorized by type of contract, for the year ended December 31, 2024.

Type of Contracts	Derivative Assets	Derivative Liabilities	Realized Gain (Loss)	Unrealized Gain (Loss)

Forward Currency Contracts	$4,185,444	$(79,693)	$336,488	$5,479,647

Offsetting of Assets and Liabilities

The Company is subject to master netting agreements with one counterparty. These agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying offsetting mechanisms and collateral posting arrangements at prearranged exposure levels.

The following table presents potential effects of netting arrangements for derivative contracts presented in the Consolidated Statement of Assets and Liabilities, by counterparty, as of December 31, 2024:

	Presented on the Consolidated Statement of Assets and Liabilities		Collateral (Received)
Type of Contracts	Gross Value of Assets	Gross Value of Liabilities	Pledged	Net Amount
Counterparty 1	$4,185,444	$(79,693)	$530,000	$4,635,751

5.	COLLATERALIZED FINANCING ARRANGEMENTS

Investments Purchased Under Agreements to Resell

Investments purchased under agreements to resell involve the purchase of a security from a counterparty, with an obligation of the Company to resell the security back to the counterparty at a contracted price on maturity. In connection with its investments purchased under agreements to resell, it is the Company’s policy that its custodian,

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2024

acting on behalf of the Company, take possession of the underlying collateral securities, the fair value of which, at all times, to be at least approximately 54% of the principal amount of the investments purchased under agreements to resell, including accrued interest. If the counterparty defaults under these agreements, and the fair value of the collateral declines, the realization of the collateral by the Company may be delayed or limited.

As of December 31, 2024, the Company received the following securities as collateral for its investments purchased under agreements to resell:

Collateral (1)		Resell Date	Contracted Resell Price	Coupon Rate	Fair Value
Issuer	Investment Description
Asset Backed Security
Pagaya AI Debt Selection Trust	Class EFR Notes	8/23/2025	$3,789,735	20.00%	$8,192,423

(1) Collateral held in a Computershare Trust Company custodial account.

The investment purchased under agreements to resell in the table above is not subject to master netting arrangements.

6.	RELATED PARTY TRANSACTIONS

Investment Adviser

On June 6, 2014, the Company entered into an investment advisory agreement with the Adviser, which was amended and restated on May 16, 2017 (the “Advisory Agreement”). Pursuant to the terms of the Advisory Agreement, the Company pays the Adviser a management fee and an incentive fee for its services.

The management fee is calculated and payable quarterly, in arrears, at an annual rate equal to 1.75% of the Company’s “total equity base.” “Total equity base” means the net asset value attributable to the common stock and the paid-in, or stated, capital of the preferred stock. The management fee is calculated based on the “total equity base” at the end of the most recently completed calendar quarter end, and, with respect to any common stock or preferred stock issued or repurchased during such quarter, is adjusted to reflect the number of days during such quarter that such common stock and/or preferred stock, if any, was outstanding. The management fee for any partial quarter is pro-rated (based on the number of days actually elapsed at the end of such partial quarter relative to the total number of days in such calendar quarter). The Company was charged management fees of $17.6 million for the year ended December 31, 2024, and has a payable balance of $5.0 million as of December 31, 2024.

The incentive fee is calculated and payable quarterly, in arrears, based on the pre-incentive fee net investment income (the “PNII”) of the Company for the immediately preceding calendar quarter. For this purpose, PNII means interest income, dividend income and any other income (including any other fees, such as commitment, origination, structuring, diligence and consulting fees or other fees the Company receives from an investment) accrued during the calendar quarter, minus the Company’s operating expenses for the quarter (including the base management fee, expenses payable under the Administration Agreement (as defined below) and any interest expense and distributions paid on any issued and outstanding preferred stock or debt, but excluding the incentive fee). PNII includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with payment in-kind interest and zero coupon securities), accrued income that the Company has not yet received in cash. PNII does not include any realized or unrealized capital gains or realized or unrealized capital losses. The portion of incentive fee that is attributable to deferred interest (such as payment-in-kind interest or original issue discount) will be paid to the Adviser, without interest, only if and to the extent the Company actually receives such deferred interest in cash, and any accrual thereof will be reversed if and to the extent such interest is reversed in connection with any write-off or similar treatment of the investment giving rise to any deferred interest accrual.

PNII, expressed as a rate of return on the value of the Company’s net assets at the end of the immediately preceding calendar quarter, is compared to a hurdle rate of 2.00% per quarter. The Company pays the Adviser an incentive fee with respect to the Company’s PNII in each calendar quarter as follows: (1) no incentive fee in any calendar quarter in which the Company’s PNII does not exceed the hurdle rate of 2.00%; (2) 100% of the Company’s PNII with respect to that portion of such PNII, if any, exceeding the hurdle rate but equal to or less than 2.50% in any calendar quarter; and (3) 20% of the amount of the Company’s PNII, if any, exceeding 2.50% in any

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2024

calendar quarter. The Company incurred incentive fees of $25.3 million for the year ended December 31, 2024, and has a payable balance of $7.3 million as of December 31, 2024.

Administrator

Effective June 6, 2014, the Company entered into an administration agreement (the “Administration Agreement”) with the Administrator, an affiliate of the Adviser. Pursuant to the Administration Agreement, the Administrator performs, or arranges for the performance of, the Company’s required administrative services, which include being responsible for the financial records which the Company is required to maintain and preparing reports which are disseminated to the Company’s stockholders. In addition, the Administrator provides the Company with accounting services, assists the Company in determining and publishing its net asset value, oversees the preparation and filing of the Company’s tax returns, monitors the Company’s compliance with tax laws and regulations, and prepares and assists the Company with any audits by an independent public accounting firm of the consolidated financial statements. The Administrator is also responsible for printing and disseminating reports to the Company’s stockholders and maintaining the Company’s website, providing support to investor relations, generally overseeing the payment of the Company’s expenses and the performance of administrative and professional services rendered to the Company by others, and providing such other administrative services as the Company may from time to time designate.

Payments under the Administration Agreement are equal to an amount based upon the Company’s allocable portion of the Administrator’s overhead in performing its obligations under the Administration Agreement, including rent, the fees and expenses associated with performing compliance functions and the Company’s allocable portion of the compensation of the Company’s chief compliance officer, chief financial officer, chief operating officer and the Company’s allocable portion of the compensation of any related support staff.  The Company’s allocable portion of such compensation is based on an allocation of the time spent on the Company relative to other matters. To the extent the Administrator outsources any of its functions, the Company pays the fees on a direct basis, without profit to the Administrator. Certain accounting and other administrative services have been delegated by the Administrator to SS&C Technologies, Inc. (“SS&C”). The Administration Agreement may be terminated by the Company without penalty upon not less than sixty days’ written notice to the Administrator and by the Administrator upon not less than ninety days’ written notice to the Company. The Administration Agreement is approved by the Board, including by a majority of the Company’s independent directors, on an annual basis.

For the year ended December 31, 2024, the Company was charged a total of $1.4 million in administration fees consisting of $0.8 million and $0.6 million, relating to services provided by the Administrator and SS&C, respectively, which are included in the Consolidated Statement of Operations and, of which $0.4 million was payable as of December 31, 2024.

Affiliated Ownership

As of December 31, 2024, the Adviser and senior investment team held an aggregate of 1.4% of the Company’s common stock and 0.1% of the Series C Term Preferred Stock. This represented 1.3% of the total outstanding voting stock of the Company as of December 31, 2024. Additionally, the senior investment team held an aggregate of 0.4% of the Series 2028 Notes, as of December 31, 2024.

Dealer Manager

On March 22, 2024, the Company entered into a dealer manager agreement (the “Dealer Manager Agreement”) with Eagle Point Securities LLC (the “Dealer Manager”), a registered broker-dealer and an affiliate of the Adviser, with respect to the offering of the Company’s Convertible Perpetual Preferred Stock. Pursuant to the terms of the Dealer Manager Agreement, the Dealer Manager acts as a distributor of the Company’s Convertible Perpetual Preferred Stock on a best-efforts basis, subject to various conditions. The Company’s Convertible Perpetual Preferred Stock are offered for sale through the Dealer Manager at a public offering price of $25.00 per share (the “Convertible Perpetual Preferred Stock Liquidation Preference”), subject to certain reductions. Under the Dealer Manager Agreement, the Dealer Manager also provides certain marketing and wholesale services in consideration

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2024

of its receipt of a dealer manager fee.

The Company pays the Dealer Manager a selling commission of up to 6.0% of the Convertible Perpetual Preferred Stock Liquidation Preference for each share of the Series AA Convertible Perpetual Preferred Stock sold and a dealer manager fee of up to 2.0% of the Convertible Perpetual Preferred Stock Liquidation Preference for each share of the Series AA Convertible Perpetual Preferred Stock and Series AB Convertible Perpetual Preferred Stock sold. For the year ended December 31, 2024, the total amount paid by the Company in connection with Convertible Perpetual Preferred Stock to the Dealer Manager was $3.3 million. The Dealer Manager may reallow a portion or all of the selling commissions and/or the dealer manager fees to selling agents for selling shares of the Convertible Perpetual Preferred Stock to customers.

Joint Venture

On December 5, 2022, the Company (and certain other accounts managed by the Adviser) acquired unsecured notes and equity interests in a JV with a third-party internally-managed business development company (the “JV Partner”). The JV, Senior Credit Corp 2022 LLC, invests in secured loans and equipment financings to growth-stage companies that have been originated by the JV Partner. As of December 31, 2024, the Company held 6.68% of the JV’s outstanding equity.

Exemptive Relief

On March 17, 2015, the SEC issued an order granting the Company exemptive relief to co-invest in certain negotiated investments with affiliated investment funds managed by the Adviser, subject to certain conditions.

Affiliated Investments

The following investments were considered affiliated investments as defined under the 1940 Act, for which the Company’s ownership alongside other accounts managed by the Adviser exceeds 5% or more of outstanding voting securities as of December 31, 2024:

Issuer	Investment Description	Interest Income	Dividend Income	Net unrealized appreciation (depreciation) on Investments, foreign currency and cash equivalents	Fair Value	Funded Commitment	Unfunded Commitment
Delta Leasing SPV III, LLC	Senior Secured Note, DD, 13.00%	$804,505	$-	$4,010	$9,794,830	$9,789,935	$1,471,646
Delta Financial Holdings LLC	Preferred Units	-	-	(24)	251,864	251,801	N/A
Delta Financial Holdings LLC	Common Units	-	-	-	574	1,147	N/A
Delta Leasing SPV III, LLC	Common Equity	-	-	-	9	18	N/A

Senior Credit Corp 2022 LLC	Senior Unsecured Note, 8.50% (due 12/05/2028)	622,033	-	-	6,884,929	6,884,929	1,130,071
Senior Credit Corp 2022 LLC	Common Stock	-	720,193	226,268	3,419,612	2,950,684	484,316
	Total	$1,426,538	$720,193	$230,254	$20,351,818	$19,878,514	$3,086,033

7.	COMMON STOCK

At a special meeting of stockholders held on February 13, 2024, stockholders approved an amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of the Company’s common stock from 100,000,000 to 200,000,000.

Pursuant to a prospectus supplement filed with the SEC on June 12, 2023, the Company launched an ATM offering to sell up to $225 million aggregate amount of its common stock.

Pursuant to a prospectus supplement filed with the SEC on February 23, 2024, the Company launched a new ATM offering to sell up to $500 million aggregate amount of its common stock. As a result of the new ATM offering, $18,748 in remaining prepaid expense balance associated with the previous ATM program was accelerated into expense and reflected in professional fees in the Consolidated Statement of Operations.

Pursuant to a prospectus supplement filed with the SEC on December 3, 2024, the Company revised the ATM

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2024

offering to sell up to $115 million aggregate amount of its common stock, excluding any shares of common stock previously sold pursuant to the relevant sales agreement.

For the year ended December 31, 2024, the Company sold 32,584,457 shares of its common stock pursuant to the ATM offerings for total net proceeds to the Company of $318.7 million. In connection with such sales, the Company paid a total of $6.5 million in sales agent commissions.

For the year ended December 31, 2024, 2,302,409 shares of common stock were issued in connection with the DRIP for total net proceeds to the Company of $21.3 million.

As of December 31, 2024, there were 200,000,000 shares of common stock authorized, of which 111,835,004 shares were issued and outstanding.

8.	PREFERRED STOCK

As of December 31, 2024, there were 20,000,000 shares of preferred stock (the “Preferred Stock”) authorized, par value $0.001 per share, of which 2,172,553 shares of Series C Term Preferred Stock were issued and outstanding, 4,201,833 shares of Series D Perpetual Preferred Stock were issued and outstanding, 2,486,244 shares of Series F Term Preferred Stock were issued and outstanding, 1,599,244 shares of Series AA Convertible Perpetual Preferred Stock were issued and outstanding and 109,436 shares of Series AB Convertible Perpetual Preferred Stock were issued and outstanding.

Except where otherwise stated in the 1940 Act or the Company’s certificate of incorporation, each holder of Preferred Stock will be entitled to one vote for each share of Preferred Stock held on each matter submitted to a vote of the Company’s stockholders. The Company’s preferred stockholders and common stockholders will vote together as a single class on all matters submitted to the Company’s stockholders. Additionally, the Company’s preferred stockholders will have the right to elect two Preferred Directors at all times, while the Company’s preferred stockholders and common stockholders, voting together as a single class, will elect the remaining members of the Board.

Mandatorily Redeemable Preferred Stock

On January 18, 2024, the Company closed an underwritten public offering of 1,400,000 shares of its Series F Term Preferred Stock, resulting in net proceeds to the Company of $33.5 million after payment of underwriting discounts and commissions of $1.1 million and offering expenses of $0.4 million. Subsequently, on January 24, 2024, the Company closed a follow-on offering of 400,000 shares of its Series F Term Preferred Stock, resulting in net proceeds to the Company of $9.6 million after payment of underwriting discounts and commissions of $0.3 million and offering expenses of $0.1 million.

Subsequently, on January 31, 2024, the underwriters purchased an additional 160,000 shares of its Series F Term Preferred Stock pursuant to the underwriters’ overallotment option, which resulted in additional net proceeds to the Company of $3.9 million after payment of underwriting discounts and commissions of $0.1 million.

The Company is required to redeem all outstanding shares of the Series C Term Preferred Stock and Series F Term Preferred Stock on June 30, 2031 and January 31, 2029, respectively, at a redemption price of $25 per share, plus accrued but unpaid dividends, if any. The Company, at its sole option, may redeem the outstanding shares of the Series C Term Preferred Stock at any time. At any time on or after January 18, 2026, the Company may, at its sole option, redeem the outstanding shares of the Series F Term Preferred Stock.

The Company has accounted for its Term Preferred Stock as a liability under ASC 480 due to their mandatory redemption requirements.

The Company has elected the FVO under ASC 825 for its Term Preferred Stock. Accordingly, the Term Preferred Stock are measured at fair value.

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2024

The estimated change in fair value of the Series C Term Preferred Stock and Series F Term Preferred Stock attributable to market risk for the year ended December 31, 2024 is $0.7 million and $0.5 million, respectively, which is recorded as unrealized (appreciation) depreciation on liabilities at fair value under the FVO on the Consolidated Statement of Operations.

The estimated change in fair value of the Series C Term Preferred Stock and Series F Term Preferred Stock attributable to instrument-specific credit risk for the year ended December 31, 2024 is ($3.6) million and ($0.4) million respectively, which is recorded as unrealized (appreciation) depreciation on liabilities at fair value under the FVO on the Consolidated Statement of Comprehensive Income. The Company defines the change in fair value attributable to instrument-specific credit risk as the excess of the total change in fair value over the change in fair value attributable to changes in a base market rate, such as a United States treasury bond index with a similar maturity to the instrument being valued.

Perpetual Preferred Stock

The Company has accounted for its Series D Perpetual Preferred Stock as temporary equity under ASC 480.  Accordingly, the Series D Perpetual Preferred Stock is reflected in the Consolidated Statement of Assets and Liabilities at its $25 per share liquidation preference (the “Series D Liquidation Preference”), net of deferred issuance costs.

At any time on or after November 29, 2026, the Company may, at its sole option, redeem the outstanding shares of the Series D Perpetual Preferred Stock at the Series D Liquidation Preference, plus accrued but unpaid dividends.

Convertible Perpetual Preferred Stock

Pursuant to a prospectus supplement filed with the SEC on March 22, 2024, the Company launched an offering to sell up to 4,000,000 shares of Convertible Perpetual Preferred Stock with an aggregate liquidation preference of up to $100 million. For the year ended December 31, 2024, the Company sold 1,598,596 shares of Series AA Convertible Perpetual Preferred Stock and 109,436 shares of Series AB Convertible Perpetual Preferred Stock, for total net proceeds of $38.7 million. In connection with the sales, the Company paid the Dealer Manager commission and dealer manager fees totaling $3.3 million.

The Company issued 648 shares of Series AA Convertible Perpetual Preferred Stock have been issued under the Company’s distribution reinvestment plan for total net proceeds to the Company of $15,413.

The Company has accounted for its Convertible Perpetual Preferred Stock as temporary equity under ASC 480.  Accordingly, the Convertible Perpetual Preferred Stock is reflected in the Consolidated Statement of Assets and Liabilities at the Convertible Perpetual Preferred Stock Liquidation Preference, net of unamortized deferred issuance costs.

At any time on or after two years a share of Convertible Perpetual Preferred Stock has been outstanding, the Company may, at its sole option, convert to common shares or redeem in cash the outstanding shares at the Convertible Perpetual Preferred Stock Liquidation Preference, plus accrued but unpaid dividends. Under a conversion, the conversion price will represent the arithmetic average of the volume weighted average price per share of the Company’s common stock over each of the five consecutive trading days ending on the date of the conversion (the “Conversion Price”).

Series AA Convertible Perpetual Preferred Stock shareholders may elect to convert their shares of Convertible Perpetual Preferred Stock at any time by delivering to the Company a notice of conversion subject to a conversion fee of between 0% and 8%.

Series AB Convertible Perpetual Preferred Stock shareholders may elect to convert their shares of Convertible Perpetual Preferred Stock at any time by delivering to the Company a notice of conversion subject to a clawback provision of three full months of earned interest in the first year of ownership.

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2024

The Company may elect to settle the Convertible Perpetual Preferred Stock stockholder optional conversions in cash or shares at the Conversion Price.

ATM Program

Pursuant to a prospectus supplement filed with the SEC on June 12, 2023, the Company launched an ATM offering to sell up to 800,000 shares of Series C Term Preferred Stock and up to 200,000 shares of Series D Perpetual Preferred Stock with an aggregate liquidation preference of $20.0 million and $5.0 million, respectively.

Pursuant to a prospectus supplement filed with the SEC on January 31, 2024, the Company updated the ATM offering to allow the Company to sell up to 1,000,000 shares of Series D Perpetual Preferred Stock with an aggregate liquidation preference of $25.0 million, inclusive of any shares of such preferred stock previously sold pursuant to the relevant sales agreement.

Pursuant to a prospectus supplement filed with the SEC on February 23, 2024, the Company launched a new ATM offering to sell up to 800,000 shares of Series C Term Preferred Stock, up to 1,000,000 shares of Series D Perpetual Preferred Stock and up to 1,000,000 shares of Series F Term Preferred Stock with an aggregate liquidation preference of $20.0 million, $25.0 million and $25.0 million, respectively.

Pursuant to a prospectus supplement filed with the SEC on August 16, 2024, the Company revised the ATM offering for the amount of Series C Term Preferred Stock to be sold from 800,000 shares to 200,000 shares and Series D Perpetual Preferred Stock to be sold from 1,000,000 to 1,600,000 shares, inclusive of any shares of Series C Term Preferred Stock and Series D Perpetual Preferred Stock previously sold pursuant to the relevant sales agreement.

Pursuant to a prospectus supplement filed with the SEC on September 16, 2024, the Company revised the ATM offering for the amount of Series D Perpetual Preferred Stock to be sold from 1,600,000 shares to 4,500,000 shares, inclusive of any shares of Series D Perpetual Preferred Stock previously sold pursuant to the relevant sales agreement.

For the year ended December 31, 2024, the Company sold 3,045,438 shares of its Series D Perpetual Preferred Stock and 526,244 shares of its Series F Term Preferred Stock, pursuant to the ATM offerings, for total proceeds to the Company of $71.1 million. In connection with such sales, the Company paid a total of $1.5 million in sales agent commissions.

The Company may in the future engage a broker-dealer to repurchase opportunistically, on the Company's behalf, shares of the Company's listed Preferred Stock through open market transactions. The price and other terms of any such repurchases will depend on prevailing market conditions, the Company's liquidity and other factors. Depending on market conditions, the amount of Preferred Stock repurchases may be material and may continue through year-end 2025; however, the Company may reduce or extend this time frame in its discretion and without notice. Any Preferred Stock repurchases will comply with the provisions of the 1940 Act and the Securities Exchange Act of 1934. The repurchase of any such Preferred Stock would reduce the Company's outstanding leverage. The Company did not repurchase Preferred Stock for the year ended December 31, 2024.

See Note 10 “Asset Coverage” for further discussion on the Company’s calculation of asset coverage with respect to its Preferred Stock.

9.	UNSECURED NOTES

As of December 31, 2024, there were $32.4 million in aggregate principal amount of Series 2028 Notes, $93.3 million in aggregate principal amount of Series 2029 Notes, $115 million in aggregate principal amount of Series 2030 Notes and $44.9 million in aggregate principal amount of Series 2031 Notes issued and outstanding.

On December 10, 2024, the Company closed an underwritten public offering of $100 million in aggregate principal amount of its Series 2030 Notes, resulting in net proceeds to the Company of $96.5 million after

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2024

payment of underwriting discounts and commissions of $3.1 million and offering expenses of $0.4 million.

Subsequently, on December 12, 2024, the underwriters purchased an additional $15 million in aggregate principal amount of the Series 2030 Notes pursuant to the underwriters’ overallotment option, which resulted in additional net proceeds to the Company of $14.5 million after payment of underwriting discounts and commissions of $0.5 million.

The Unsecured Notes were issued in minimum denominations of $25 and integral multiples of $25 in excess thereof.

The Series 2028 Notes, Series 2029 Notes, Series 2030 and Series 2031 Notes will mature on April 30, 2028, January 31, 2029, June 30, 2030 and March 31, 2031, respectively. 100% of the aggregate principal amount for the Unsecured Notes are payable at maturity. The Company may redeem the Series 2028 Notes and the Series 2031 Notes in whole or in part at any time or from time to time at the Company’s option. The Company may redeem the Series 2029 Notes and the Series 2030 Notes in whole or in part at any time or from time to time at the Company’s option, on or after January 31, 2025 and June 30, 2027, respectively.

The Company has accounted for its Unsecured Notes utilizing the FVO under ASC 825.

The estimated change in fair value of the Series 2028 Notes, Series 2029 Notes, Series 2030 Notes and Series 2031 Notes attributable to market risk for the year ended December 31, 2024 is $0.1 million, $0.1 million, $3.4 million and $0.6 million, respectively, which is recorded as unrealized (appreciation) depreciation on liabilities at fair value under the FVO on the Consolidated Statement of Operations.

The estimated change in fair value of the Series 2028 Notes, Series 2029 Notes, Series 2030 Notes and Series 2031 Notes attributable to instrument-specific credit risk for the year ended December 31, 2024 is ($0.5) million, ($1.2) million, ($2.2) million and $0.4 million, respectively, which is recorded as unrealized (appreciation) depreciation on liabilities at fair value under the FVO on the Consolidated Statement of Comprehensive Income. The Company defines the change in fair value attributable to instrument-specific credit risk as the excess of the total change in fair value over the change in fair value attributable to changes in a base market rate, such as a United States treasury bond index with a similar maturity to the instrument being valued.

The Company has in the past engaged and may in the future engage a broker-dealer to repurchase opportunistically, on the Company’s behalf, a portion of the Company’s Unsecured Notes through open market transactions.  The price and other terms of any such repurchases will depend on prevailing market conditions, the Company’s liquidity and other factors.  Depending on market conditions, the amount of Unsecured Note repurchases may be material and may continue through year-end 2025; however, the Company may reduce or extend this timeframe in its discretion and without notice. Any Unsecured Note repurchases will comply with the provisions of the 1940 Act and the Securities Exchange Act of 1934.  Upon repurchase, the Company intends to retire the Unsecured Notes reducing the Company’s outstanding leverage. The Company did not repurchase Unsecured Notes for the year ended December 31, 2024.

See Note 10 “Asset Coverage” for further discussion on the Company’s calculation of asset coverage with respect to its Unsecured Notes.

10.	ASSET COVERAGE

Under the provisions of the 1940 Act, the Company is permitted to issue senior securities, including debt securities and preferred stock, and borrow from banks or other financial institutions, provided that the Company satisfies certain asset coverage requirements.

With respect to senior securities that are stocks, such as the Preferred Stock, the Company is required to have asset coverage of at least 200%, as measured at the time of issuance of any such senior securities that are stocks and

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2024

calculated as the ratio of the Company’s total consolidated assets, less all liabilities and indebtedness not represented by senior securities, over the aggregate amount of the Company’s outstanding senior securities representing indebtedness plus the aggregate liquidation preference of any outstanding shares of senior securities that are stocks.

With respect to senior securities representing indebtedness, such as the Unsecured Notes or any bank borrowings (other than temporary borrowings as defined under the 1940 Act), the Company is required to have asset coverage of at least 300%, as measured at the time of borrowing and calculated as the ratio of the Company’s total consolidated assets, less all liabilities and indebtedness not represented by senior securities, over the aggregate amount of the Company’s outstanding senior securities representing indebtedness.

If the Company’s asset coverage declines below 300% (or 200%, as applicable), the Company would be prohibited under the 1940 Act from incurring additional debt or issuing additional preferred stock and from declaring certain distributions to its stockholders. In addition, the terms of the Preferred Stock and the Unsecured Notes require the Company to redeem shares of the Preferred Stock and/or a certain principal amount of the Unsecured Notes, if such failure to maintain the applicable asset coverage is not cured by a certain date.

The following table summarizes the Company’s asset coverage with respect to its Preferred Stock and Unsecured Notes, as of December 31, 2024, and as of December 31, 2023:

Asset Coverage of Preferred Stock and Debt Securities
	As of	As of
	December 31, 2024	December 31, 2023

Total assets	$1,505,444,143	$954,493,581
Less liabilities and indebtedness not represented by senior securities	(59,890,659)	(14,067,352)
Net total assets and liabilities	$1,445,553,484	$940,426,229

Preferred Stock	$264,232,758	$83,223,700
Unsecured Notes	285,523,800	170,523,800
	$549,756,558	$253,747,500

Asset coverage of preferred stock (1)	263%	371%
Asset coverage of debt securities (2)	506%	551%

(1) The asset coverage of preferred stock is calculated in accordance with section 18(h) of the 1940 Act, as generally described above.

(2) The asset coverage ratio of debt securities is calculated in accordance with section 18(h) of the 1940 Act, as generally described above.

11.	COMMITMENTS AND CONTINGENCIES

The Company is not currently subject to any material legal proceedings. From time to time, the Company may be a party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of the Company’s rights under contracts. While the outcome of these legal proceedings cannot be predicted with certainty, the Company does not expect these proceedings will have a material effect upon its financial condition or results of operations.

As of December 31, 2024, the Company had total unfunded commitments of $37.5 million arising from certain ABS, CFO equity, common stock, loans and notes investments.

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2024

12.	INDEMNIFICATIONS

Under the Company’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Company. In addition, during the normal course of business, the Company enters into contracts containing a variety of representations which provide general indemnifications. The Company’s maximum exposure under these agreements cannot be known; however, the Company expects any risk of loss to be remote.

13.	RECENT ACCOUNTING PRONOUNCEMENTS

In June 2022, the FASB issued Accounting Standards Update No. 2022-03 (“ASU 2022-03”) related to FASB ASC Topic 820 Fair Value Measurements - Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions. This change prohibits entities from taking into account contractual restrictions on the sale of equity securities when estimating fair value and introduces required disclosures for such transactions. The Company has fully adopted the provisions of ASU 2022-03, which did not have a material impact on the Company’s consolidated financial statements and related disclosures.

In November 2023, the FASB issued Accounting Standards Update No. 2023-07 (“ASU 2023-07”) related to FASB ASC Topic 280 Segment Reporting - Improvements to Reportable Segment Disclosures. The amendments in this update improve reportable segment disclosure requirements. The Company has fully adopted the provisions of ASU 2023-07, which did not have a material impact on the Company’s consolidated financial statements and related disclosures. See Note 2 “Summary of Significant Accounting Policies” for additional information.

14.	SUBSEQUENT EVENTS

On January 31, 2025, the Company paid a monthly distribution of $0.14 per share of its common stock, a monthly distribution of $0.135417 per share of its Series C Term Preferred Stock, a monthly distribution of $0.140625 per share of its Series D Perpetual Preferred Stock, a monthly distribution of $0.166667 per share of its Series F Term Preferred Stock, and a monthly distribution of $0.145834 per share of its Convertible Perpetual Preferred Stock to holders of record as of January 13, 2025.

As of February 12, 2025, the Company declared the following monthly distributions on its common stock and Preferred Stock.

Security	Amount per Share	Record Dates	Payable Dates
Common Stock Regular	$0.14	February 10, 2025 March 11, 2025 April 10, 2025 May 12, 2025 June 10, 2025	February 28, 2025 March 31, 2025 April 30, 2025 May 30, 2025 June 30, 2025
Series C Term Preferred Stock	$0.135417
Series D Perpetual Preferred Stock	$0.140625
Series F Term Preferred Stock	$0.166667
Series AA Convertible Perpetual Preferred Stock	$0.145834
Series AB Convertible Perpetual Preferred Stock	$0.145834

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2024

For new shareholders of the Company’s Convertible Perpetual Preferred Stock, their initial monthly distribution amount will be pro-rated from the date the shareholder acquired their shares.

For the period from January 1, 2025 to February 13, 2025, the Company sold the following shares of its Common Stock and Preferred Stock pursuant to its ATM and Convertible Perpetual Preferred Stock offerings:

Security	Shares sold	Net Proceeds (in millions)	Sales Agent Commissions (in millions
Common Stock	4,507,250	$38.80	$0.50
Series D Perpetual Preferred Stock	16,399	0.30	0.00
Series AA Convertible Perpetual Preferred Stock	210,082	4.80	0.40
Total		$43.90	$0.90

Management's unaudited estimate of the range of the Company’s NAV per common share as of January 31, 2025 was $8.28 to $8.38.

Management of the Company has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date of release of this report. Management has determined there are no events in addition to those described above which would require adjustment to or disclosure in the consolidated financial statements and related notes through the date of release of this report.

Eagle Point Credit Company Inc.  Subsidiaries

Consolidated Financial Highlights

Per Share Data	For the year ended December 31, 2024	For the year ended December 31, 2023	For the year ended December 31, 2022	For the year ended December 31, 2021	For the year ended December 31, 2020
Net asset value at beginning of period	$9.21	$9.07	$13.39	$11.18	$10.59

Net investment income (1) (2)	1.10	1.36	1.53	1.31	1.15

6.75% Series D Perpetual Preferred Stock distributions (2)	(0.04)	(0.03)	(0.04)	-	-

7.00% Series AA Convertible Perpetual Preferred Stock distributions and amortization of offering costs (2)	(0.01)	-	-	-	-

7.00% Series AB Convertible Perpetual Preferred Stock distributions and amortization of offering costs (2)	-	-	-	-	-

Net realized gain (loss) and change in unrealized appreciation (depreciation) on:

Investments, foreign currency and cash equivalents (2) (3)	(0.31)	0.48	(4.39)	2.65	0.49

Forward currency contracts (2)	0.06	(0.02)	-	-	-

Net change in unrealized (appreciation) depreciation on liabilities at fair value under the fair value option (2)	0.06	(0.05)	0.69	(0.02)	0.01

Net income (loss) and net increase (decrease) in net assets resulting from operations (2)	0.86	1.74	(2.21)	3.94	1.65

Common stock distributions from net investment income (4)	1.82	(1.86)	(2.37)	(1.64)	(0.26)

Common stock distributions from net realized gains on investments (4)	-	-	-	-	-

Common stock distributions from tax return of capital (4)	0.10	-	-	-	(1.06)

Total common stock distributions declared to stockholders (4)	1.92	(1.86)	(2.37)	(1.64)	(1.32)

Common stock distributions based on weighted average shares impact (5)	(3.83)	-	(0.13)	(0.04)	0.02

Total common stock distributions	(1.91)	(1.86)	(2.50)	(1.68)	(1.30)

Effect of other comprehensive income (2) (6)	(0.08)	(0.09)	0.15	(0.08)	0.05

Effect of paid-in capital contribution (2)	-	-	-	-	-

Effect of shares issued (7)	0.36	0.39	0.32	0.06	0.20

Effect of underwriting discounts, commissions and offering expenses associated with shares issued (7)	(0.07)	(0.06)	(0.08)	(0.03)	(0.02)

Effect of shares issued in accordance with the Company's dividend reinvestment plan	0.01	0.02	-	-	0.01

Net effect of shares issued	0.30	0.35	0.24	0.03	0.19

Net asset value at end of period	$8.38	$9.21	$9.07	$13.39	$11.18

Per share market value at beginning of period	$9.50	$10.12	$14.00	$10.09	$14.61

Per share market value at end of period	$8.88	$9.50	$10.12	$14.00	$10.09

Total return (8)	14.66%	18.92%	-11.60%	51.60%	-19.76%

Shares of common stock outstanding at end of period	111,835,004	76,948,138	55,045,981	37,526,810	32,354,890

Ratios and Supplemental Data:

Net asset value at end of period	$936,867,759	$708,343,567	$499,265,764	$502,304,335	$361,660,688
Ratio of expenses to average net assets (9) (10)	8.58%	8.51%	9.94%	9.71%	10.56%
Ratio of net investment income to average net assets (9) (10)	12.45%	14.73%	13.80%	9.90%	13.44%
Portfolio turnover rate (11)	37.13%	19.79%	30.19%	51.56%	52.80%
Asset coverage of preferred stock	263%	371%	286%	313%	354%
Asset coverage of debt securities	506%	551%	423%	534%	534%

See accompanying footnotes to the financial highlights on the following page.

Eagle Point Credit Company Inc.  Subsidiaries

Consolidated Financial Highlights

	For the year ended	For the year ended	For the year ended	For the year ended	For the year ended
Per Share Data	December 31, 2019	December 31, 2018	December 31, 2017	December 31, 2016	December 31, 2015
Net asset value at beginning of period	$12.40	$16.77	$17.48	$13.72	$19.08

Net investment income (1) (2)	1.34	1.59	1.88	2.14	1.89

6.75% Series D Perpetual Preferred Stock distributions (2)	-	-	-	-	-

7.00% Series AA Convertible Perpetual Preferred Stock distributions and amortization of offering costs (2)	-	-	-	-	-

7.00% Series AB Convertible Perpetual Preferred Stock distributions and amortization of offering costs (2)	-	-	-	-	-

Net realized gain (loss) and change in unrealized appreciation (depreciation) on:

Investments, foreign currency and cash equivalents (2) (3)	(1.29)	(3.92)	(0.12)	3.88	(4.85)

Forward currency contracts (2)	-	-	-	-	-

Net change in unrealized (appreciation) depreciation on liabilities at fair value under the fair value option (2)	(0.08)	0.06	-	-	-

Net income (loss) and net increase (decrease) in net assets resulting from operations (2)	(0.03)	(2.27)	1.76	6.02	(2.96)

Common stock distributions from net investment income (4)	(1.40)	(1.51)	(2.60)	(2.40)	(1.53)

Common stock distributions from net realized gains on investments (4)	-	-	-	-	-

Common stock distributions from tax return of capital (4)	(1.00)	(0.89)	(0.05)	-	(0.87)

Total common stock distributions declared to stockholders (4)	(2.40)	(2.40)	(2.65)	(2.40)	(2.40)

Common stock distributions based on weighted average shares impact (5)	-	0.01	-	-	-

Total common stock distributions	(2.40)	(2.39)	(2.65)	(2.40)	(2.40)

Effect of other comprehensive income (2) (6)	(0.10)	0.06	-	-	-

Effect of paid-in capital contribution (2)	-	0.06	-	-	-

Effect of shares issued (7)	0.77	0.29	0.27	0.18	-

Effect of underwriting discounts, commissions and offering expenses associated with shares issued (7)	(0.07)	(0.12)	(0.11)	(0.04)	-

Effect of shares issued in accordance with the Company's dividend reinvestment plan	0.02	-	0.02	-	-

Net effect of shares issued	0.72	0.17	0.18	0.14	-

Net asset value at end of period	$10.59	$12.40	$16.77	$17.48	$13.72

Per share market value at beginning of period	$14.21	$18.81	$16.71	$16.43	$20.10

Per share market value at end of period	$14.61	$14.21	$18.81	$16.71	$16.43

Total return (8)	20.15%	-13.33%	29.45%	17.42%	-8.12%

Shares of common stock outstanding at end of period	28,632,119	23,153,319	18,798,815	16,474,879	13,820,110

Ratios and Supplemental Data:

Net asset value at end of period	$303,272,860	$287,127,842	$315,256,439	$288,047,335	$189,607,085
Ratio of expenses to average net assets (9) (10)	10.00%	9.85%	10.43%	10.69%	6.73%
Ratio of net investment income to average net assets (9) (10)	10.64%	9.76%	10.77%	13.72%	10.78%
Portfolio turnover rate (11)	34.83%	40.91%	41.16%	55.32%	39.07%
Asset coverage of preferred stock	279%	246%	268%	286%	365%
Asset coverage of debt securities	476%	477%	537%	722%	1028%

See accompanying footnotes to the financial highlights on the following page.

Eagle Point Credit Company Inc. & Subsidiaries

Consolidated Financial Highlights

Footnotes to the Financial Highlights:

(1)	Per share distributions paid to Series A Term Preferred Stock, Series B Term Preferred Stock, Series C Term Preferred Stock preferred stockholders and Series F Term Preferred Stock, and the aggregate amount of amortized deferred issuance costs and share issuance premiums associated with the Series A Term Preferred Stock, Series B Term Preferred Stock ,Series C Term Preferred Stock and Series F Term Preferred Stock are reflected in net investment income, and totaled ($0.08) and ($0.00) per share of common stock, respectively, for the year ended December 31, 2024, ($0.05) and ($0.00) per share of common stock, respectively, for the year ended December 31, 2023, ($0.08) and ($0.00) per share of common stock, respectively, for the year ended December 31, 2022, ($0.16) and ($0.01) per share of common stock, respectively, for the year ended December 31, 2021, ($0.12) and ($0.01) per share of common stock, respectively, for the year ended December 31, 2020, ($0.25) and ($0.02) per share of common stock, respectively, for the year ended December 31, 2019, ($0.33) and ($0.02) per share of common stock, respectively, for the year ended December 31, 2018, ($0.40) and ($0.02) per share of common stock, respectively, for the year ended December 31, 2017, ($0.28) and ($0.02) per share of common stock, respectively, for the year ended December 31, 2016, and ($0.16) and ($0.01) per share of common stock, respectively, for the year ended December 31, 2015.
(2)	Per share amounts are based on weighted average of shares of common stock outstanding for the period.
(3)	Net realized gain (loss) and change in unrealized appreciation (depreciation) on investments, foreign currency and cash equivalents includes a balancing figure to reconcile to the change in net asset value (“NAV”) per share at the end of each period. The amount per share may not agree with the change in the aggregate net realized gain (loss) and change in unrealized appreciation (depreciation) on investments, foreign currency and cash equivalents for the period because of the timing of issuance of the Company’s common stock in relation to fluctuating market values for the portfolio.
(4)	The information provided is based on estimates available at each respective period. The Company’s final taxable income and the actual amount required to be distributed will be finally determined when the Company files its final tax returns and may vary from these estimates. The year ended December 31, 2022 includes a special distribution of $0.50 per share of common stock paid on January 24, 2023 to stockholders of record on December 23, 2022. The year ended December 31, 2021 includes a special distribution of $0.50 per share of common stock paid on January 24, 2022 to stockholders of record on December 23, 2021.
(5)	Represents the difference between the per share amount distributed to common stockholders of record and the per share amount distributed based on the weighted average of shares of common stock outstanding for the period.
(6)	Effect of other comprehensive income is related to income/(loss) deemed attributable to instrument specific credit risk derived from changes in fair value associated with liabilities valued under the fair value option (ASC 825.)
(7)	Represents the effect per share of the Company’s ATM offerings, follow-on offerings and initial public offering. Effect of shares issued reflect the excess of offering price over management’s estimated NAV per share at the time of each respective offering.
(8)	Total return based on market value is calculated assuming shares of the Company’s common stock were purchased at the market price as of the beginning of the period, and distributions paid to common stockholders during the period were reinvested at prices obtained by the Company’s dividend reinvestment plan, and the total number of shares were sold at the closing market price per share on the last day of the period. Total return does not reflect any sales load.
(9)	Ratios for the years ended December 31, 2022, December 31, 2021, December 31, 2020, December 31, 2019 and December 31, 2018 reflect the portion of incentive fee voluntarily waived by the Adviser of 0.06%, 0.03%, 0.06%, 0.03% and 0.09% of average net assets, respectively. Ratios for the years ended December 31, 2024, December 31, 2022, December 31, 2021 and December 31, 2016 include excise tax of 0.03%, 0.41%, 0.49% and 0.26% of average net assets, respectively. Ratios for the year ended December 31, 2023 include excise tax refund of -0.12%.
(10)	Ratios for the years ended December 31, 2024, December 31, 2023, December 31, 2022, December 31, 2021, December 31, 2020, December 31, 2019, December 31, 2018, December 31, 2017, December 31, 2016, and December 31, 2015 include interest expense on the Company’s Series A Term Preferred Stock, Series B Term Preferred Stock, Series C Term Preferred Stock, Series F Term Preferred Stock and the Unsecured Notes of 2.15%, 2.28%, 2.83%, 3.24%, 3.97%, 4.18%, 4.16%, 4.20%, 3.47% and 1.04% of average net assets, respectively. Ratios do not include distribution and amortization of offering cost on the Series D Perpetual Preferred Stock, Series AA Convertible Perpetual Preferred Stock and Series AB Convertible Perpetual Preferred Stock for the years ended December 31, 2024, December 31, 2023, December 31, 2022 and December 31, 2021 of 0.61%. 0.31%, 0.37% and 0.03%, respectively, of average net assets.
(11)	The portfolio turnover rate is calculated as the lesser of total investment purchases executed during the period or the total investment sales executed during the period and repayments of principal, divided by the average fair value of investments for the same period.

Eagle Point Credit Company Inc. & Subsidiaries

Supplemental Information

Senior Securities Table

Information about the Company’s senior securities shown in the following table has been derived from the Company’s consolidated financial statements as of and for the dates noted.

Class	Total Amount Outstanding Exclusive of Treasury Securities	Asset Coverage Per Unit (1)	Involuntary Liquidating Preference Per Unit (2)	Average Market Value Per Unit (3)

For the year ended December 31, 2024
Preferred Stock	$264,232,758	$65.74	$25	$22.51

Unsecured Notes	$285,523,800	$5,062.81	N/A	$23.50

For the year ended December 31, 2023
Preferred Stock	$83,223,700	$92.65	$25	$21.04

Unsecured Notes	$170,523,800	$5,514.93	N/A	$22.51

For the year ended December 31, 2022
Preferred Stock	$81,587,250	$71.47	$25	$23.25

Unsecured Notes	$170,523,800	$4,226.70	N/A	$23.67

For the year ended December 31, 2021
Preferred Stock	$98,130,500	$78.16	$25	$25.48

Unsecured Notes	$138,584,775	$5,339.86	N/A	$25.58

For the year ended December 31, 2020
Preferred Stock	$47,862,425	$88.39	$25	$24.25

Unsecured Notes	$93,734,775	$5,340.98	N/A	$23.93

For the year ended December 31, 2019
Preferred Stock	$69,843,150	$69.71	$25	$26.04

Unsecured Notes	$98,902,675	$4,757.42	N/A	$25.47

For the year ended December 31, 2018
Preferred Stock	$92,568,150	$61.55	$25	$25.78

Unsecured Notes	$98,902,675	$4,766.23	N/A	$25.08

For the year ended December 31, 2017
Preferred Stock	$92,139,600	$66.97	$25	$25.75

Unsecured Notes	$91,623,750	$5,372.28	N/A	$25.96

For the year ended December 31, 2016
Preferred Stock	$91,450,000	$71.53	$25	$25.41

Unsecured Notes	$59,998,750	$7,221.89	N/A	$25.29

For the year ended December 31, 2015
Preferred Stock	$45,450,000	$91.16	$25	$25.43

Unsecured Notes	$25,000,000	$10,275.46	N/A	$24.52

(1)	The asset coverage per unit figure is the ratio of the Company's total consolidated assets, less all liabilities and indebtedness not represented by senior securities, to the aggregate dollar amount of outstanding applicable senior securities, as calculated separately for each of the Preferred Stock and the Unsecured Notes in accordance with section 18(h) of the 1940 Act. With respect to the Preferred Stock, the asset coverage per unit figure is expressed in terms of dollar amounts per share of outstanding preferred stock (based on a per share liquidation preference of $25.) With respect to the Unsecured Notes, the asset coverage per unit figure is expressed in terms of dollar amounts per $1,000 principal amount of such notes.
(2)	The involuntary liquidating preference per unit is the amount to which a share of Preferred Stock would be entitled in preference to any security junior to it upon our involuntary liquidation.
(3)	The average market value per unit is calculated by taking the average of the closing price (or $25 principal value for unlisted securities) for each of (a) a share of the Preferred Stock (NYSE: ECCA, ECCB, ECCC, ECCF, ECC PRD; Unlisted: ECC AA, ECC AB) and(b) for each $25 principal amount of the Unsecured Notes (NYSE: ECCU, ECCV, ECCW, ECCX, ECCY, ECCZ) for each day during the years for which each applicable security was outstanding. A $25 market value was assumed for unlisted securities.

KPMG LLP

345 Park Avenue

New York, NY 10154-0102

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors

Eagle Point Credit Company Inc.:

Opinion on the Consolidated Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of Eagle Point Credit Company Inc. & Subsidiaries (the Company), including the consolidated schedule of investments, as of December 31, 2024, the related consolidated statements of operations, comprehensive income and cash flows for the year then ended, the consolidated statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the consolidated financial statements) and the consolidated financial highlights for each of the years in the ten-year period then ended. In our opinion, the consolidated financial statements and consolidated financial highlights present fairly, in all material respects, the financial position of the Company as of December 31, 2024, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the consolidated financial highlights for each of the years in the ten-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These consolidated financial statements and consolidated financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements and consolidated financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements and consolidated financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements and consolidated financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements and consolidated financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2024, by correspondence with custodians, brokers and other counterparties; when replies were not received, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements and consolidated financial highlights. We believe that our audits provide a reasonable basis for our opinion.

Accompanying Supplemental Information

We have also previously audited, in accordance with the standards of the PCAOB, the consolidated statements of assets and liabilities, including the consolidated schedules of investments, of the Company as of December 31, 2023, 2022, 2021, 2020, 2019, 2018, 2017, 2016 and 2015 and the related consolidated statements of operations and cash flows for the respective years then ended and the consolidated statements of changes in net assets for each of the years in the respective two-year periods then ended, and the related

KPMG LLP, a Delaware limited liability partnership and a member firm of the KPMG global organization of independent member firms affiliated with

KPMG International Limited, a private English company limited by guarantee.

notes, and the consolidated statements of comprehensive income for the years ended December 31, 2023, 2022, 2021, 2020, 2019 and 2018 (none of which are presented herein), and we expressed unqualified opinions on those consolidated financial statements. The senior securities information included on page 70, for the years ended December 31, 2024, 2023, 2022, 2021, 2020, 2019, 2018, 2017, 2016 and 2015, under the caption “Supplemental Information” (the Supplemental Information) has been subjected to audit procedures performed in conjunction with the audits of the Company’s respective consolidated financial statements. The Supplemental Information is the responsibility of the Company’s management. Our audit procedures included determining whether the Supplemental Information reconciles to the respective consolidated financial statements or the underlying accounting and other records, as applicable, and performing procedures to test the completeness and accuracy of the information presented in the Supplemental Information. In forming our opinion on the Supplemental Information, we evaluated whether the Supplemental Information, including its form and content, is presented in conformity with the instructions in Form N-2. In our opinion, the Supplemental Information is fairly stated, in all material respects, in relation to the respective consolidated financial statements as a whole.

We have served as the auditor of one or more Eagle Point Credit Management LLC advised companies since 2014.

New York, New York

February 19, 2025

Price Range of Common Stock

Our common stock began trading on October 8, 2014 and is currently traded on the NYSE under the symbol “ECC.” The following table lists the high and low closing sale price for our common stock, the high and low closing sale price as a percentage of NAV and distributions declared per share each quarter since January 1, 2023.

		Closing Sales Price		Premium (Discount) of High Sales Price	Premium (Discount) of Low Sales Price	Distributions
Period	NAV(1)	High	Low	to NAV(2)	to NAV(2)	Declared(3)
Fiscal year ending December 31, 2023(4)
First quarter	$9.10	$11.70	$10.16	28.6%	11.6%	$0.48
Second quarter	$8.72	$11.68	$10.12	33.9%	16.1%	$0.48
Third quarter	$9.33	$10.53	$9.98	12.9%	7.0%	$0.48
Fourth quarter	$9.21	$10.14	$8.70	10.1%	(5.5)%	$0.48
Fiscal year ending December 31, 2024(5)
First quarter	$9.16	$10.26	$9.66	12.0%	5.5%	$0.48
Second quarter	$8.75	$10.44	$9.92	19.3%	13.4%	$0.48
Third quarter	$8.44	$10.30	$9.62	22.0%	14.0%	$0.48
Fourth quarter	$8.38	$9.98	$8.70	19.1%	3.8%	$0.42

(1)	NAV per share is determined as of the last day in the relevant quarter and therefore may not reflect the NAV per share on the date of the high and low sales prices. The NAVs shown are based on outstanding shares at the end of each period.
(2)	Calculated as of the respective high or low closing sales price divided by the quarter end NAV.
(3)	Represents the cash distributions (including dividends, dividends reinvested and returns of capital, if any) per share that we have declared on our common stock in the specified quarter. Tax characteristics of distributions will vary.
(4)	For the fiscal year ending December 31, 2023, as reported on the Company’s 2023 Form 1099-DIV, distributions made by the Company did not comprise of a return of capital.
(5)	For the fiscal year ending December 31, 2024, as reported on the Company’s 2024 Form 1099-DIV, distributions made by the Company were comprised of a return of capital, as calculated on a per share basis, of 5.33% (or $0.10 per share of common stock).

Shares of closed-end management investment companies may trade at a market price that is less than the NAV that is attributable to those shares. The possibility that the Company’s shares of common stock will trade at a discount to NAV or at a premium that is unsustainable over the long term is separate and distinct from the risk that the Company’s NAV will decrease. It is not possible to predict whether the Company’s shares will trade at, above or below NAV in the future. Our NAV per share was $8.38 as of December 31, 2024. The closing sales price for shares of the Company’s common stock on the NYSE on December 31, 2024 was $8.88, which represented a 6.0% premium to NAV per share. On February 14, 2025, the last reported closing sales price of the Company’s common stock was $8.63 per share. As of January 31, 2025, there were 19 stockholders of record of the Company’s common stock (which does not reflect holders whose shares are held in street name by a broker, bank or other nominee).

Dividend Reinvestment Plan

Dividend Reinvestment Plan for Common Stock Holders

The Company has adopted a dividend reinvestment plan (“DRIP”) applicable to our common stock. Under the DRIP, each registered holder of at least one full share of our common stock will be automatically enrolled in the DRIP and distributions on shares of the Company’s common stock are automatically reinvested in additional shares of the Company’s common stock by Equiniti Trust Company, LLC (formerly, American Stock Transfer & Trust Company, LLC) (the “DRIP Agent”) unless a stockholder “opts-out” of the DRIP. Holders of the Company’s common stock who receive distributions in the form of additional shares of the Company’s common stock are nonetheless required to pay applicable federal, state or local taxes on the reinvested distribution but will not receive a corresponding cash distribution with which to pay any applicable tax. Distributions that are reinvested through the issuance of new shares increase the Company’s stockholders’ equity on which a management fee is payable to the Adviser. If we declare a distribution payable in cash, holders of shares of the Company’s common stock who opt-out of participation in the DRIP (including those holders whose shares are held through a broker or other nominee who has opted out of participation in the DRIP) generally will receive such distributions in cash.

The DRIP Agent, on the Company’s behalf, will primarily use newly-issued, authorized shares of common stock to implement reinvestment of distributions under the DRIP (regardless of whether the outstanding shares are trading at a premium or at a discount to the Company’s net asset value (the “NAV”)). However, the Company reserves the right to instruct the DRIP Agent to purchase shares of the Company’s common stock on the open market (on the New York Stock Exchange or elsewhere) in connection with the reinvestment of distributions under the DRIP to the extent that the Company’s shares of common stock are trading at a discount to NAV per share.

The number of shares of common stock to be credited to each participant’s account will be determined based on the closing market price per share of common stock on the payment date (the “Market Price”). If 95% of the Market Price is greater than the Company’s last determined NAV per share, the number of shares to be credited to each participant’s account pursuant to DRIP will be determined by dividing the aggregate dollar amount of the distribution by 95% of the Market Price. If 95% of the Market Price is less than the Company’s last determined NAV per share, the number of shares to be credited to each participant’s account pursuant to DRIP will be determined by dividing the aggregate dollar amount of the distribution by the lesser of (i) the last determined NAV per share and (ii) the Market Price.

In the event that the DRIP Agent is instructed to buy shares of our common stock on the open market, any shares so purchased will be allocated to each participant based upon the average purchase price (excluding any brokerage charges or other fees) of all shares purchased with respect to the distribution. In any case, the DRIP Agent (or the DRIP Agent’s broker) will have until the last business day before the next date on which the shares trade on an “ex-dividend” basis or 30 days after the payment date for the applicable distribution, whichever is sooner, to invest the distribution amount in shares acquired on the open market. To the extent that the DRIP Agent is unable to reinvest the full amount of the distribution through open market purchases, the balance shall be credited to participants’ accounts in the form of newly-issued shares of common stock, in accordance with the procedures described above. Open market purchases may be made on any securities exchange where shares of our common stock are traded, in the over-the-counter market or in negotiated transactions, and may be on such terms as to price, delivery and otherwise as the DRIP Agent shall determine.

There are no brokerage charges with respect to shares of common stock issued directly by the Company. However, whenever shares are purchased or sold on the NYSE or otherwise on the open market, each participant will pay a pro rata portion of brokerage trading fees, currently $0.07 per share purchased or sold. Brokerage trading fees will be deducted from amounts to be invested.

Holders of the Company’s common stock can also sell shares held in the DRIP account at any time by contacting the DRIP Agent in writing Equiniti Trust Company, LLC, P.O. Box 922, Wall Street Station, New York, NY 10269-0560. The DRIP

Agent will mail a check to such holder (less applicable brokerage trading fees) on the settlement date, which is three business days after the shares have been sold. If a stockholder chooses to sell its shares through a broker, the holder will need to request that the DRIP Agent electronically transfer their shares to the broker through the Direct Registration System.

Stockholders participating in the DRIP may withdraw from the DRIP at any time by contacting the DRIP Agent in writing at Equiniti Trust Company, LLC, P.O. Box 922, Wall Street Station, New York, NY 10269-0560. Such termination will be effective immediately if the notice is received by the DRIP Agent prior to any dividend or distribution record date; otherwise, such termination will be effective on the first trading day after the payment date for such dividend or distribution and thus apply to any subsequent dividend or distribution. If a holder of the Company’s common stock withdraws, full shares will be credited to their account, and the stockholder will be sent a check for the cash adjustment of any fractional share at the market value per share of the Company’s common stock as of the close of business on the day the termination is effective, less any applicable fees. Alternatively, if the stockholder wishes, the DRIP Agent will sell their full and fractional shares and send them the proceeds, less a transaction fee of $15.00 and less brokerage trading fees of $0.07 per share. If a stockholder does not maintain at least one whole share of common stock in the DRIP account, the DRIP Agent may terminate such stockholder’s participation in the DRIP after written notice. Upon termination, stockholders will be sent a check for the cash value of any fractional share in the DRIP account, less any applicable broker commissions and taxes.

Stockholders who are not participants in the DRIP, but hold at least one full share of our common stock, may join the DRIP by notifying the DRIP Agent in writing at Equiniti Trust Company, LLC, P.O. Box 922, Wall Street Station, New York, NY 10269-0560. If received in proper form by the DRIP Agent before the record date of a dividend, the election will be effective with respect to all dividends paid after such record date. If a stockholder wishes to participate in the DRIP and their shares are held in the name of a brokerage firm, bank or other nominee, the stockholder should contact their nominee to see if it will participate in the DRIP. If a stockholder wishes to participate in the DRIP, but the brokerage firm, bank or other nominee is unable to participate on their behalf, the stockholder will need to request that their shares be re-registered in their own name, or the stockholder will not be able to participate. The DRIP Agent will administer the DRIP on the basis of the number of shares certified from time to time by the stockholder as representing the total amount registered in their name and held for their account by their nominee.

Experience under the DRIP may indicate that changes are desirable. Accordingly, the Company and the DRIP Agent reserve the right to amend or terminate the DRIP upon written notice to each participant at least 30 days before the record date for the payment of any dividend or distribution by the Company.

All correspondence or additional information about the DRIP should be directed to Equiniti Trust Company, LLC, 6201 15th Avenue, Brooklyn, NY 11219.

Dividend Reinvestment Plan for Convertible and Perpetual Preferred Stock Holders

The Company has adopted a dividend reinvestment plan (“DRIP”) applicable to our Convertible and Perpetual Preferred Stock. Under this DRIP, each holder of at least one full share of our Convertible and Perpetual Preferred Stock will be automatically enrolled in our DRIP and distributions on shares of our Convertible and Perpetual Preferred Stock are automatically reinvested in additional shares of the applicable series of Convertible and Perpetual Preferred Stock at a 5% discount to the liquidation preference by Computershare Trust Company, N.A. (as the DRIP agent) unless the holder opts out of our DRIP. Holders of our Convertible and Perpetual Preferred Stock who receive distributions in the form of additional shares of our Convertible and Perpetual Preferred Stock are nonetheless subject to the applicable federal, state or local taxes on the reinvested distribution but will not receive a corresponding cash distribution with which to pay any applicable tax. Shares of Convertible and Perpetual Preferred Stock received through our DRIP will have the same original issue date for purposes of the Holder Optional Conversion Fee (as described in the prospectus supplement for the offering) and for other terms of the Convertible and Perpetual Preferred Stock based on issuance date as the Convertible and Perpetual Preferred Stock for which the dividend was declared. For more information on our DRIP, please contact Computershare Trust Company, N.A at Computershare Trust Company, N.A., P.O. Box 43007 Providence, RI 02940-3006.

Additional Information

Management

Our Board of Directors (the “Board”) is responsible for managing the Company’s affairs, including the appointment of advisers and sub-advisers. The Board has appointed officers who assist in managing the Company’s day-to-day affairs.

The Board

The Board currently consists of six members, four of whom are not “interested persons” (as defined in the 1940 Act) of the Company. The Company refers to these directors as the Company’s “independent directors.”

Under our certificate of incorporation and bylaws, our board of directors is divided into three classes with staggered terms, with the term of only one of the three classes expiring at each annual meeting of our stockholders. The classification of the board across staggered terms may prevent replacement of a majority of the directors for up to a two-year period.

The directors and officers of the Company are listed below. Except as indicated, each individual has held the office shown or other offices with the same company for the last five years. Certain of the Company’s officers and directors also are officers or managers of our Adviser and its affiliates. Each of our directors also serves as a director/trustee of Eagle Point Income Company Inc., Eagle Point Enhanced Income Trust and Eagle Point Defensive Income Trust, each a registered investment company for which an affiliate of our Adviser serves as investment adviser, and a trustee of Eagle Point Institutional Income Fund, a registered investment company which is also managed by our Adviser.

Name, Address[1] and Age	Position(s) held with the Company	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Other Directorships[3]
Interested Directors[2]

Thomas P. Majewski Age: 50	Class III Director and Chief Executive Officer	Since inception; Term expires 2026	Managing Partner of Eagle Point Credit Management LLC (including certain affiliated advisers) since September 2012. Chief Executive Officer of Eagle Point Income Company Inc. since October 2018, Chief Executive Officer and Principal Executive Officer of Eagle Point Institutional Income Fund since January 2022, Chief Executive Officer and Principal Executive Officer of Eagle Point Enhanced Income Trust since August 2023 and Chief Executive Officer and Principal Executive Officer of Eagle Point Defensive Income Trust since February 2024.	Eagle Point Income Company Inc., Eagle Point Institutional Income Fund, Eagle Point Enhanced Income Trust and Eagle Point Defensive Income Trust

James R. Matthews Age: 57	Class II Director and Chairperson of the Board	Since inception; Term expires 2025	Managing Director of Stone Point Capital LLC since October 2011.	Eagle Point Income Company Inc., Eagle Point Institutional Income Fund, Eagle Point Enhanced Income Trust and Eagle Point Defensive Income Trust

Independent Directors

Scott W. Appleby Age: 60	Class I Director	Since inception; Term expires 2027	President of Appleby Capital, Inc., a financial advisory firm, since April 2009.	Eagle Point Income Company Inc., Eagle

Name, Address[1] and Age	Position(s) held with the Company	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Other Directorships[3]
Point Institutional Income Fund, Eagle Point Enhanced Income Trust and Eagle Point Defensive Income Trust

Kevin F. McDonald Age: 58	Class III Director	Since inception; Term expires 2026	Chief Operating Officer of AltaRock Partners, an asset management firm, since January 2019.	Eagle Point Income Company Inc., Eagle Point Institutional Income Fund, Eagle Point Enhanced Income Trust and Eagle Point Defensive Income Trust

Paul E. Tramontano Age: 63	Class II Director	Since inception; Term expires 2025	Executive Managing Director at Cresset Asset Management, LLC since April 2023; Senior Managing Director and Wealth Manager at First Republic Investment Management from October 2015 to April 2023.	Eagle Point Income Company Inc., Eagle Point Institutional Income Fund, and Eagle Point Enhanced Income Trust and Eagle Point Defensive Income Trust

Jeffrey L. Weiss Age: 63	Class I Director	Since inception; Term expires 2027	Private Investor since June 2012; Managing Partner of Colter Lewis Investment Partners since January 2018.	Eagle Point Income Company Inc., Eagle Point Institutional Income Fund, and Eagle Point Enhanced Income Trust and Eagle Point Defensive Income Trust

[1]	The business address of each of our directors is c/o Eagle Point Credit Company Inc., 600 Steamboat Road, Suite 202, Greenwich, Connecticut 06830.
[2]	Mr. Majewski is an interested director due to his position with the Adviser. Mr. Matthews is an interested director due to his position with Stone Point Capital LLC, which is an affiliate of the Adviser.
[3]	Eagle Point Income Company Inc., Eagle Point Institutional Income Fund, Eagle Point Enhanced Income Trust and Eagle Point Defensive Income Trust are each considered to be in the same fund complex as us and, as a result, each director serves as a director/trustee of four investment companies in the same complex.

The Company’s registration statement, prospectus and proxy statement for the annual stockholders’ meeting include additional information about our directors. A copy of the prospectus and proxy statement is available free of charge at www.eaglepointcreditcompany.com or upon request by calling (844) 810-6501.

Officers

Information regarding our officers who are not directors is as follows:

Name, Address[1] and Age	Positions Held with the Company	Term of Office and Length of Time Served[2]	Principal Occupation(s) During the Last Five Years

Kenneth P. Onorio Age: 56	Chief Financial Officer and Chief Operating Officer	Since July 2014	Chief Financial Officer and Chief Operating Officer of Eagle Point Income Company Inc. since October 2018, Eagle Point Institutional Income Fund since January 2022, Eagle Point Enhanced Income Trust since August 2023 and Eagle Point Defensive Income Trust since February 2024; Chief Financial Officer of Eagle Point Credit Management LLC (including certain affiliated advisers) since July 2014; Chief Operating Officer of Eagle Point Credit Management LLC (including certain affiliated advisers) since August 2014.

Name, Address[1] and Age	Positions Held with the Company	Term of Office and Length of Time Served[2]	Principal Occupation(s) During the Last Five Years

Nauman S. Malik Age: 44	Chief Compliance Officer	Since September 2015	Chief Compliance Officer of Eagle Point Income Company Inc. since October 2018, Eagle Point Institutional Income Fund since January 2022, Eagle Point Enhanced Income Trust since August 2023 and Eagle Point Defensive Income Trust since February 2024; General Counsel of Eagle Point Credit Management LLC (including certain affiliated advisers) since June 2015; Chief Compliance Officer of Eagle Point Credit Management LLC (including certain affiliated advisers) from September 2015 to March 2020.

Courtney B. Fandrick Age: 42	Secretary	Since August 2015	Chief Compliance Officer of Eagle Point Credit Management LLC (including certain affiliated advisers) since April 2020; Deputy Chief Compliance Officer of Eagle Point Credit Management LLC (including certain affiliated advisers) from December 2014 to March 2020; Secretary of Eagle Point Income Company Inc. since October 2018, Eagle Point Institutional Income Fund since January 2022, Eagle Point Enhanced Income Trust since August 2023 and Eagle Point Defensive Income Trust since February 2024.

[1]	The business address of each of our officers is c/o Eagle Point Credit Company Inc., 600 Steamboat Road, Suite 202, Greenwich, Connecticut 06830. All of our officers are officers or employees of the Adviser or affiliated companies.
[2]	Each officer holds office until his or her successor is chosen and qualifies, or until his or her earlier resignation or removal.

Stockholder Meeting Information

An annual meeting of stockholders of the Company was held on May 15, 2024. At the meeting, the two nominees for re-election as Class I directors, Scott W. Appleby and Jeffrey L. Weiss, were each elected to serve as a director for a term expiring at the Company’s 2027 annual meeting or until his successor is duly elected and qualified. A discussion regarding the voting at such meeting is available in our Semiannual Report for the period ended June 30, 2024. A copy of the Semiannual Report is available free of charge at www.eaglepointcreditcompany.com, upon request by calling (844) 810-6501, or from the EDGAR Database on the SEC’s website (www.sec.gov).

Investment Advisory Agreement

Subject to the overall supervision of our Board, the Adviser manages the day-to-day operations of, and provides investment advisory and management services to, us pursuant to an Investment Advisory Agreement (the “Advisory Agreement”). A discussion regarding the basis for the Board’s approval of the Advisory Agreement is available in our Semiannual Report for the period ended June 30, 2024. A copy of the Semiannual Report is available free of charge at www.eaglepointcreditcompany.com, upon request by calling (844) 810-6501, or from the EDGAR Database on the SEC’s website (www.sec.gov).

Administration Agreement

We have entered into an Administration Agreement pursuant to which Eagle Point Administration LLC (“Eagle Point Administration”), our administrator, performs, or arranges for the performance of, our required administrative services, among other things. Payments under the Administration Agreement are equal to an amount based upon our allocable portion of Eagle Point Administration’s overhead in performing its obligations under the Administration Agreement, including rent, the fees and expenses associated with performing compliance functions and our allocable portion of the compensation of our chief financial officer and chief compliance officer and our allocable portion of the compensation of any administrative support staff. Our allocable portion of such total compensation is based on an allocation of the time spent on us relative to other matters. The Administration Agreement will remain in effect if approved by the Board, including by a majority of our independent directors, on an annual basis. The Administration Agreement was most recently reapproved by the Board in May 2024.

Portfolio Information

The Company files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Company’s Form N-PORT is available without charge, upon request by calling (844) 810-6501, or from the EDGAR Database on the SEC’s website (www.sec.gov).

Proxy Information

The Company has delegated its proxy voting responsibility to the Adviser. A description of these policies and procedures is available (1) without charge, upon request, by calling toll free (844) 810-6501; and (2) in the Company’s pre-effective amendment to its registration statement on Form N-2 filed on June 9, 2023 with the SEC, which can be found on the SEC’s website (www.sec.gov).

Information regarding how the Company voted proxies relating to portfolio securities for the 12-month period ending June 30, 2024 is available: (1) without charge, upon request, by calling toll free (844) 810-6501; and (2) in the Company’s Form N-PX filing, which can be found on the SEC’s website (www.sec.gov). The Company also makes this information available on its website at www.eaglepointcreditcompany.com.

Privacy Notice

The Company is committed to protecting your privacy. This privacy notice explains the privacy policies of Eagle Point Credit Company Inc. and its affiliated companies. The terms of this notice apply to both current and former stockholders. The Company will safeguard, according to strict standards of security and confidentiality, all information it receives about you. With regard to this information, the Company maintains procedural safeguards that are reasonably designed to comply with federal standards. We have implemented procedures that are designed to restrict access to your personal information to authorized employees of the Company’s investment adviser, Eagle Point Credit Management LLC and its affiliates who need to know your personal information to perform their jobs, and in connection with servicing your account. The Company’s goal is to limit the collection and use of information about you. While we may share your personal information with our affiliates in connection with servicing your account, our affiliates are not permitted to share your information with non-affiliated entities, except as permitted or required by law.

When you purchase shares of the Company’s common stock and in the course of providing you with products and services, we and certain of our service providers, such as a transfer agent, may collect personal information about you, such as your name, address, social security number or tax identification number. This information may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from your transactions, from your brokerage or financial advisory firm, financial adviser or consultant, and/or information captured on applicable websites.

We do not disclose any personal information provided by you or gathered by us to non-affiliated third parties, except as permitted or required by law or for our everyday business purposes, such as to process transactions or service your account. For example, we may share your personal information in order to send you annual and semiannual reports, proxy statements and other information required by law, and to send you information the Company believes may be of interest to you. We may disclose your personal information to unaffiliated third party financial service providers (which may include a custodian, transfer agent, accountant or financial printer) who need to know that information in order to provide services to you or to the Company. These companies are required to protect your information and use it solely for the purpose for which they received it or as otherwise permitted by law. We may also provide your personal information to your brokerage or financial advisory firm and/or to your financial adviser or consultant, as well as to professional advisors, such as accountants, lawyers and consultants.

We reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where we believe in good faith that disclosure is required by law, such as in accordance with a court order or at the request of government regulators or law enforcement authorities or to protect our rights or property. We may also disclose your personal information to a non-affiliated third party at your request or if you consent in writing to the disclosure.

If you have any questions or concerns about the privacy of your personal information, please contact our investor relations team at (203) 340-8510 or (844) 810-6501.

We will review this policy from time to time and may update it at our discretion.

*                           *                            *

End of Annual Report. Back Cover Follows.

Transfer Agent, Registrar, Dividend Disbursement and Stockholder Servicing Agent for Common Stock and Series C, Series D and Series F Preferred Stock
Equiniti Trust Company, LLC
P.O. Box 500
Newark, NJ 07101
(800) 937 5449

Transfer Agent, Registrar, Dividend Disbursement and Stockholder Servicing Agent for Series AA and Series AB Convertible Perpetual Preferred Stock
Computershare Trust Company, N.A.
P.O. Box 43007
Providence, RI 02940
(800) 373 6374

www.eaglepointcreditcompany.com

© Eagle Point Credit Company Inc. All rights reserved.

Item 2. Code of Ethics

As of the end of the period covered by this report, Eagle Point Credit Company Inc. (the “registrant”) has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “SOX Code of Ethics”). The registrant did not amend, or grant any waivers from, any provisions of the SOX Code of Ethics during the period covered by this report. The registrant’s SOX Code of Ethics is available upon request to any person without charge. Such requests should be submitted to the registrant’s Chief Compliance Officer at (203) 340-8500, toll free (844) 810-6501 or cco@eaglepointcredit.com.

Item 3. Audit Committee Financial Expert

The registrant’s board of directors has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The board of directors has determined that Jeffrey L. Weiss satisfies the requirements of an audit committee financial expert. Mr. Weiss is “independent” within the meaning of that term used in Form N-CSR.

Item 4. Principal Accountant Fees and Services

(a)	Audit Fees. The aggregate fees billed for professional services rendered by KPMG LLP (“KPMG”), the registrant’s independent registered public accounting firm, for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal years ended December 31, 2023 and December 31, 2024 were $379,050 and $459,050, respectively.

(b)	Audit-Related Fees. The aggregate fees billed for assurance and related services by KPMG that are reasonably related to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item 4 in the fiscal years ended December 31, 2023 and December 31, 2024 were $135,000, and $216,000 respectively. The fees incurred in the 2023 and 2024 fiscal years were in connection with the registrant’s “at the market” common and preferred stock issuance programs, the offering of the Company’s 8.00% Series F Term Preferred Stock due 2029, the offering of the Company’s 7.00% Series AA Convertible and Perpetual Preferred Stock and 7.00% Series AB Convertible and Perpetual Preferred Stock , the offering of the Company’s 7.75% Notes due 2030 and filing of its shelf registration statements.

(c)	Tax Fees. The aggregate fees billed for professional services by KPMG for tax compliance, tax advice and tax planning in the fiscal years ended December 31, 2023 and December 31, 2024 were $320,640 and $440,547, respectively. These fees were in connection with the preparation of the registrant’s regulated investment company tax compliance and related tax advice.

(d)	All Other Fees. The aggregate fees billed for all other services not listed in (a) through (c) above by KPMG in the fiscal years ended December 31, 2023 and December 31, 2024 were $0 and $0, respectively.

(e)	(1) The registrant’s Audit Committee has adopted written policies relating to the pre-approval of audit and permitted non-audit services to be performed by the registrant’s independent registered public accounting firm. Under the policies, on an annual basis, the registrant’s Audit Committee reviews and pre-approves proposed audit and permitted non-audit services to be performed by the independent registered public accounting firm on behalf of the registrant.

In addition, the registrant’s Audit Committee pre-approves annually any permitted non-audit services (including audit-related services) to be provided by the independent registered public accounting firm to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the registrant’s investment adviser that provides ongoing services to the registrant (together, the “Service Affiliates”), provided, in each case, that the engagement relates directly to the operations and financial reporting of the registrant. Although the Audit Committee does not pre-approve all services provided by the independent registered public accounting firm to Service Affiliates (for instance, if the engagement does not relate directly to the operations and financial reporting of the registrant), the Audit Committee receives an annual report showing the aggregate fees paid by Service Affiliates for such services.

The registrant’s Audit Committee may also from time to time pre-approve individual non-audit services to be provided to the registrant or a Service Affiliate that were not pre-approved as part of the annual process described above. The Audit Committee may form and delegate authority to subcommittees consisting of one (1) or more members when appropriate, including the authority to grant pre-approvals of audit and permitted non-audit services, provided that any decisions of such subcommittee to grant pre-approvals shall be presented to the full Audit Committee at its next scheduled meeting.

The pre-approval policies provide for waivers of the requirement that the Audit Committee pre-approve permitted non-audit services provided to the registrant pursuant to de minimis exceptions described in Section 10A of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and applicable regulations.

(2) None of the independent accountant’s expenses described in paragraphs (b) through (d) of this item were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X as all such expenses were pre-approved by the Audit Committee.

(f)	Not Applicable

(g)	For the fiscal years ended December 31, 2023 and December 31, 2024, the aggregate fees billed by KPMG for non-audit services rendered to the registrant and for non-audit services rendered to the registrant’s investment adviser and/or to any entity controlling, controlled by or under common control with the registrant’s investment adviser that provides ongoing services to the registrant were $455,640 and $656,547, respectively. For the years ended, December 31, 2023 and December 31, 2024, these fees were for the services rendered in connection with advisory, tax compliance, tax advice, tax planning, “at the market” common and preferred stock issuance programs, the offering of the Company’s 8.00% Series F Term Preferred Stock due 2029, the offering of the Company’s 7.00% Series AA Convertible and Perpetual Preferred Stock and 7.00% Series AB Convertible and Perpetual Preferred Stock, the offering of the Company’s 7.75% Notes due 2030 and filing of its shelf registration statements during the period for the registrant and for the registrant’s investment adviser. These fees exclude any fees paid by Eagle Point Income Management LLC, Eagle Point Enhanced Income Management LLC and Eagle Point Defensive Income Management LLC.

(h)	The registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the investment adviser and/or to any entity controlling, controlled by or under common control with the registrant’s investment adviser that provides ongoing services to the registrant that were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining KPMG’s independence.

(i)	Not applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Registrant

(a)	The registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The members of the committee are Jeffrey L. Weiss (chair), Scott Appleby, Kevin McDonald and Paul Tramontano.

(b)	Not applicable.

Item 6. Investments

(a)	A schedule of investments is included in the Company’s report to stockholders under Item 1.

(b)	Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies

(a)	Not applicable.

(b)	Not applicable.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies

Not applicable.

Item 10. Remuneration Paid to Directors, Officer, and Others of Open-End Management Investment Companies

Not applicable.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract

Not applicable.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The registrant has delegated its proxy voting responsibility to Eagle Point Credit Management LLC (the “Adviser”). The Proxy Voting Policies and Procedures of the Adviser are set forth below. The guidelines will be reviewed periodically by the Adviser and the registrant’s independent directors, and, accordingly, are subject to change.

Introduction

An investment adviser registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) has a fiduciary duty to act solely in the best interests of its clients. As part of this duty, the Adviser recognizes that it must vote client securities in a timely manner free of conflicts of interest and in the best interests of the Adviser’s clients.

These policies and procedures for voting proxies for the Adviser’s investment advisory clients are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.

Proxy Policies

Based on the nature of the registrant’s investment strategy, the Adviser does not expect to receive proxy proposals but may from time to time receive amendments, consents or resolutions applicable to investments held by the registrant. The Adviser’s general policy is to exercise voting or consult authority in a manner that serves the interests of the registrant’s stockholders. The Adviser may occasionally be subject to material conflicts of interest in voting proxies due to business or personal relationships it maintains with persons having an interest in the outcome of certain votes. If at any time the Adviser becomes aware of a material conflict of interest relating to a particular proxy proposal, the Adviser’s Chief Compliance Officer will review the proposal and determine how to vote the proxy in a manner consistent with interests of the registrant’s stockholders.

Proxy Voting Records

Information regarding how the Adviser voted proxies relating to the registrant’s portfolio securities is available: (1) without charge, upon request, by calling toll free (844) 810-6501; and (2) on the SEC’s website at http://www.sec.gov. You may also obtain information about how the Adviser voted proxies by making a written request for proxy voting information to: Eagle Point Credit Management LLC, 600 Steamboat Road, Suite 202, Greenwich, CT 06830 or cco@eaglepointcredit.com.

Item 13. Portfolio Managers of Closed-End Investment Companies

Information pertaining to the portfolio managers of the registrant, and information relating to the registrant’s investment adviser, is set forth below as of December 31, 2024.

The management of the registrant’s investment portfolio is the responsibility of the Adviser pursuant to an investment advisory agreement (“Investment Advisory Agreement”). The Adviser provides investment advisory services to pooled investment vehicles, separately managed accounts, and the registrant (collectively, the “Accounts”). The terms and conditions of the Accounts may vary depending on the type of services provided or the type of client, and these terms and conditions may also vary from client to client.

There are no restrictions on the ability of the Adviser and certain of its affiliates to manage accounts for multiple clients, including accounts for affiliates of the Adviser or their directors, officers or employees, following the same, similar or different investment objectives, philosophies and strategies as those used by the Adviser for the registrant’s account. In those situations, the Adviser and its affiliates may have conflicts of interest in allocating investment opportunities between the registrant and any other account managed by the Adviser or an affiliate. Such conflicts of interest would be expected to be heightened where the Adviser manages an account for an affiliate or its directors, officers or employees. In addition, certain of these accounts may provide for higher management fees or have incentive fees or may allow for higher expense reimbursements, all of which may contribute to a conflict of interest and create an incentive for the Adviser to favor such other accounts. Further, accounts managed by the Adviser or certain of its affiliates hold, and may in the future be allocated, certain investments in collateralized loan obligations (“CLOs”), such as debt tranches, which conflict with the positions held by other accounts in such CLOs, such as the registrant. In these cases, when exercising the rights of each account with respect to such investments, the Adviser and/or its affiliates will have a conflict of interest as actions on behalf of one account may have an adverse effect on another account managed by the Adviser or such affiliate, including the registrant. In such cases, such conflicts may not be resolved in a manner that is always or exclusively in our best interests.

In addition, certain of the Adviser’s affiliates (and the investment funds that they manage) may also invest in companies that compete with the Adviser and that therefore manage other accounts and funds that compete for investment opportunities with the registrant. The registrant’s executive officers and Directors, as well as other current and potential future affiliated persons, officers and employees of the Adviser and certain of its affiliates, may serve as officers, directors or principals of, or manage the accounts for, other entities with investment strategies that substantially or partially overlap with the strategy that the registrant pursues. Accordingly, they may have obligations to investors in those entities, the fulfillment of which obligations may not be in the best interests of the registrant or the registrant’s common stockholders.

Further, the professional staff of the Adviser will devote as much time to the registrant as such professionals deem appropriate to perform their duties in accordance with the Investment Advisory Agreement. However, such persons are also committed to providing investment advisory and other services for other clients and engage in other business ventures in which the registrant has no interest. Certain of the Adviser’s and its affiliates’ senior personnel and ultimate managers serve and may serve as officers, directors, managers or principals of other entities that operate in the same or a related line of business as the Adviser, and its affiliates, or that are service providers to firms or entities such as the Adviser, the registrant, CLOs or other similar entities. Accordingly, such persons may have obligations to investors in those entities the fulfillment of which may not be in the registrant’s best interest. In addition, certain of such persons hold direct and indirect personal investments in various companies, including certain investment advisers and other operating companies, some of which do or may provide services to the Adviser, the registrant, or other accounts serviced by the Adviser or its affiliates, or to any issuer in which the registrant may invest. The registrant may pay fees or other compensation to any such operating company or financial institution for services received. Further, these relationships may result in conflicts of interest that may not be foreseen or may not be resolved in a manner that is always or exclusively in the registrant’s best interest. As a result of these separate business activities and payment structures, the Adviser has conflicts of interest in allocating management time, services and functions among the registrant and its affiliates and other business ventures or clients.

As a fiduciary, the Adviser owes a duty of loyalty to its clients, including the registrant, and must treat each client fairly. When the Adviser purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. To this end, the Adviser has adopted and reviewed policies and procedures pursuant to which it allocates investment opportunities appropriate for more than one client account in a manner deemed appropriate in its sole discretion to achieve a fair and equitable result over time. Pursuant to these policies and procedures, when allocating investment opportunities, the Adviser may take into account regulatory, tax or legal requirements applicable to an account. In allocating investment opportunities, the Adviser may use rotational, percentage or other allocation methods provided that doing so is consistent with the Adviser’s internal conflict of interest and allocation policies and the requirements of the Advisers Act, the Investment Company Act of 1940, as amended (the “1940 Act”), and other applicable laws. In addition, an account managed by the Adviser, such as the registrant, is expected to be considered for the allocation of investment opportunities together with other accounts managed by affiliates of the Adviser. There is no assurance that investment opportunities will be allocated to any particular account equitably in the short-term or that any such account, including the registrant, will be able to participate in all investment opportunities that are suitable for it.

In the ordinary course of business, the registrant may enter into transactions with persons who are affiliated with the registrant by reason of being under common control of the Adviser or its affiliates. In order to ensure that the registrant does not engage in any prohibited transactions with any affiliated persons, the registrant has implemented certain policies and procedures whereby its executive officers screen each of its transactions for any possible affiliations between the registrant, the Adviser and its affiliates and the registrant’s employees, officers and directors. The registrant will not enter into any such transactions unless and until it is satisfied that doing so is consistent with the 1940 Act, applicable SEC exemptive rules, interpretations or guidance, or the terms of the registrant’s exemptive order (discussed below), as applicable. The registrant’s affiliations may require it to forgo attractive investment opportunities.

The registrant may co-invest on a concurrent basis with other accounts managed by the Adviser and may do so with other accounts managed by certain of our Adviser’s affiliates subject to compliance with applicable regulations and regulatory guidance and applicable written allocation procedures. The registrant has received exemptive relief from the SEC that permits it to participate in certain negotiated co-investments alongside other accounts managed by the Adviser and certain of its affiliates, subject to certain conditions including that (i) a majority of the registrant’s directors who have no financial interest in the transaction and a majority of the registrant’s directors who are not interested persons, as defined in the 1940 Act, of the registrant approve the co-investment and (ii) the price, terms and conditions of the co-investment are the same for each participant. The Adviser may determine not to allocate certain potential co-investment opportunities to the registrant after taking into account regulatory requirements or other considerations. A copy of the registrant’s application for exemptive relief, including all of the conditions, and the related order are available on the SEC’s website at www.sec.gov.

In order to address such conflicts of interest, the registrant has adopted a Code of Ethics. Similarly, the Adviser has separately adopted a Code of Ethics (“Code”). The Adviser’s Code requires the officers and employees of the Adviser to act in the best interests of its client accounts (including the registrant), act in good faith and in an ethical manner, avoid conflicts of interests with the client accounts to the extent reasonably possible and identify and manage conflicts of interest to the extent that they arise. Personnel subject to each code of ethics may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code’s requirements. The registrant’s Directors and officers, and the officers and employees of the Adviser, are also required to comply with applicable provisions of the U.S. federal securities laws and make prompt reports to supervisory personnel of any actual or suspected violations of law.

In addition, the Adviser has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. The Adviser has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time.

Investment Personnel. The senior investment team of the Adviser is primarily responsible for the registrant’s day-to-day investment management and the implementation of the registrant’s investment strategy and process, with oversight provided by the Adviser’s board of managers. Biographical information on the senior investment team, each of whom has served as a portfolio manager since the registrant’s inception, is set forth below:

Thomas P. Majewski, Managing Partner (Since November 2012).  Mr. Majewski is Founder and Managing Partner of the Adviser. He manages the Adviser and its affiliates (“Eagle Point” or the “firm”), oversees all of the firm’s investment offerings and is the lead Portfolio Manager for Eagle Point’s multi-credit strategies. Mr. Majewski is Chairman of the firm’s Investment Committee.

Mr. Majewski has 30 years of experience in credit and structured finance. He led the creation of some of the earliest refinancing CLOs, pioneering techniques that are now commonplace in the market. Prior to founding Eagle Point in 2012, Tom held leadership positions within the fixed income divisions at J.P. Morgan, Merrill Lynch, Bear Stearns and Royal Bank of Scotland. He was the US Country Head at AMP Capital/AE Capital, where he oversaw a diverse portfolio of credit and other private investments on behalf of Australian investors. Tom began his career in the securitization group at Arthur Andersen.

Mr. Majewski earned a BS in Accounting from Binghamton University.

Mr. Majewski also serves as a director and Chief Executive Officer of Eagle Point Credit Company; director, Chairman and Chief Executive Officer of Eagle Point Income Company; trustee, Chairman and Chief Executive Officer of Eagle Point Enhanced Income Trust; trustee, Chairman and Chief Executive Officer of Eagle Point Institutional Income Fund; and trustee, Chairman and Chief Executive Officer of Eagle Point Defensive Income Trust.

Daniel W. Ko, Principal and Portfolio Manager (Since December 2012).  Mr. Ko is a Senior Principal and Portfolio Manager at the Adviser. He is a member of the firm’s Investment Committee.

Mr. Ko has over 17 years of experience in structured finance. Prior to joining Eagle Point in 2012, he was a Vice President in Bank of America’s (f/k/a Bank of America Merrill Lynch) CLO structuring group, where he modeled cash flows, negotiated terms with debt and equity investors, and coordinated the rating process. Mr. Ko was also responsible for exploring non-standard structuring initiatives, including financing trades with dynamic leverage, emerging market CBOs and European CLOs. Earlier, he managed their legacy CLO, TruPS CDO, and ABS CDO portfolios and started in their CDO/CLO structuring group.

Mr. Ko holds a BS in Finance and Accounting, magna cum laude, from The Wharton School of the University of Pennsylvania.

Daniel M. Spinner (CAIA), Principal and Portfolio Manager (Since February 2013).  Mr. Spinner is a Senior Principal and Portfolio Manager at the Adviser. He is a member of the firm’s Investment Committee.

Mr. Spinner has over 27 years of experience in credit and advising, financing, and investing in alternative asset management firms and funds. He has been involved in the credit markets for the majority of his career. Prior to joining Eagle Point in 2013, Mr. Spinner oversaw the Private Equity, Special Opportunities Credit, and Real Estate allocations for the 1199SEIU Benefit and Pension Funds. He was also a Managing Director in the Financial Institutions Group at Bear Stearns focused on alternative asset managers, and a co-founder and President of Structured Capital Partners (a financial holding company formed to invest in CLO and structured credit managers). Mr. Spinner started his career in the Financial Institutions Group at Chase Manhattan Bank.

Mr. Spinner holds a BA in Business Management, summa cum laude, from Gettysburg College and an MBA from Columbia Business School.

The following table sets forth other accounts within each category listed for which members of the senior investment team are jointly and primarily responsible for day-to-day portfolio management as of December 31, 2024. Among the accounts listed below, three of the “Registered Investment Companies” (with total assets of $389.7), nine of the “Other Pooled Investment Vehicles” (with total assets of $2,904.8) and 31 of the “Other Accounts” (with total assets of $2,385.9) are subject to a performance fee.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Thomas P. Majewski	4	$845.2	15	$3,649.4	62	$6,138.5
Daniel W. Ko	4	$845.2	15	$3,649.4	62	$6,138.5
Daniel M. Spinner	4	$845.2	15	$3,649.4	62	$6,138.5

* Total Assets are estimated and unaudited and may vary from final audited figures. Total assets exclude amounts invested in the equity of another investment vehicle managed by the portfolio manager so as to avoid double counting.

Compensation.

The Adviser’s investment professionals are paid out of the total revenues of the Adviser and certain of its affiliates, including the advisory fees earned with respect to providing advisory services to the registrant. Professional compensation is structured so that key professionals benefit from strong investment performance generated on the accounts that the Adviser and such affiliates manage and from their longevity with the Adviser. Each member of the senior investment team has indirect equity ownership interests in the Adviser and related long-term incentives. Members of the senior investment team also receive a fixed base salary and an annual market and performance-based cash bonus. The bonus is determined by the Adviser’s board of managers, and is based on both quantitative and qualitative analysis of several factors, including the profitability of the Adviser and its affiliates, and the contribution of the individual employee. Many of the factors considered by management in reaching its compensation determinations will be impacted by the registrant’s long-term performance and the value of the registrant’s assets as well as the portfolios managed for the Adviser’s and such affiliates’ other clients.

Securities Owned in the Company by Portfolio Managers.

The table below sets forth the dollar range of the value of the shares of the registrant’s common stock which are owned beneficially by each portfolio manager as of December 31, 2024. For purposes of this table, beneficial ownership is defined to mean a direct or indirect pecuniary interest.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Company (1)
Thomas P. Majewski	$100,001 – $500,000
Daniel W. Ko	$100,001 – $500,000
Daniel M. Spinner	$100,001 – $500,000

(1)	Dollar ranges are as follows: None, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, $100,001 – $500,000, $500,001 – $1,000,000 and over $1,000,000.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases

There have been no purchases by or on behalf of the registrant of shares or other units of any class of the registrant’s equity securities that are registered pursuant to Section 12 of the Exchange Act during the period covered by this report.

Item 15. Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which stockholders may recommend nominees to the registrant’s board of directors.

Item 16. Controls and Procedures

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30(a)-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Exchange Act.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

The registrant did not engage in securities lending activity during the fiscal year ended December 31, 2024.

Item 18. Recovery of Erroneously Awarded Compensation

Not applicable.

Item 19. Exhibits

(a)(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

(c)	Consent of Independent Registered Public Accounting Firm.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

EAGLE POINT CREDIT COMPANY INC.

By:	/s/ Thomas P. Majewski
Thomas P. Majewski
Chief Executive Officer

Date:	February 20, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacity and on the dates indicated.

By:	/s/ Thomas P. Majewski
Thomas P. Majewski
Chief Executive Officer (principal executive officer)

Date:	February 20, 2025

By:	/s/ Kenneth P. Onorio
Kenneth P. Onorio
Chief Financial Officer (principal financial officer)

Date:	February 20, 2025